As filed with the Securities and Exchange Commission on April 26, 2013

Registration Nos. 333-87766
811-05068

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 16

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 27

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue
West Des Moines, Iowa 50266
(515) 225-5400
(Address and Telephone Number of Principal Executive Office)

David A. McNeill, Esquire
5400 University Avenue
West Des Moines, Iowa 50266
(Name and Address of Agent for Service of Process)

Copy to:
Thomas E. Bisset, Esquire
Sutherland Asbill & Brennan LLP

700 Sixth Street, N.W., Suite 700

Washington, D.C. 20001-3980

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐      immediately upon filing pursuant to paragraph (b) of Rule 485

☒     on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐      60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐      on May 1, 2013 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Nonparticipating Flexible Premium Variable Life Insurance Policies

Farm Bureau Life Variable Account

NONPARTICIPATING FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
May 1, 2013

Farm Bureau Life Insurance Company ("Farm Bureau Life," "Company," "we," "us," or "our") is offering an individual nonparticipating flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau Life designed the Policy: (1) to provide insurance protection to age 115 (age 95 in the state of Utah); and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy. The Prospectus describes all material features of the Policy. The Company has discontinued sales of the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

While the Policy is in force, we will pay:

●  death proceeds upon the Insured's death, and

●  a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current summary prospectuses or prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.

American Century Investments

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

VP VistaSM Fund

Calvert Variable Products, Inc.

Calvert VP Nasdaq-100® Index Portfolio

Calvert VP Russell 2000® Small Cap Index Portfolio

Calvert VP S&P MidCap 400® Index Portfolio

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio—Initial Share Class

VIF Growth and Income Portfolio—Initial Share Class

VIF International Equity Portfolio—Initial Share Class

Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Share Class

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

Federated Insurance Series Fund

Federated Managed Tail Risk Fund II—Primary Shares (formerly Federated Capital Appreciation Fund II)

Federated Managed Volatility Fund II

Federated Prime Money Fund II

Federated Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund—Class 2

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small-Mid Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Growth Securities Fund—Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.

Issued By:
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266
(800) 247-4170

The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau Life has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

POLICY BENEFITS

Your Policy is a nonparticipating flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

Death Benefit

●  Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

●  Death Benefit Options: You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options and the Specified Amount (which is the amount of insurance you select) while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured's date of death.

●  Increasing Death Benefit Option is equal to the greater of: (1) the sum of the current Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by a specified amount factor for the Insured's Attained Age, as set forth in the Policy (referred to hereinafter as the "Corridor Death Benefit").

●  Level Death Benefit Option is equal to the greater of: (1) the current Specified Amount; or (2) the Corridor Death Benefit.

●  Living Benefit (Accelerated Death Benefit) Rider: Under the living benefit rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Requesting an accelerated benefit payment under this rider may have tax consequences.

●  Death Benefit Guarantee Rider: Under the Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy) or the Net Surrender Value after the first three Policy Years is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

●  Surrenders: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A surrender may have tax consequences.

●  Partial Withdrawals: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value. The partial withdrawal must be at least $500 and may not exceed the lesser of Net Surrender Value less $500 or 90% of Net Surrender Value (unless a higher percentage is permitted in your state). Partial withdrawals may have tax consequences.

●  Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial transfer in each Policy Year will be completed without charge. (The maximum charge we may assess for transfers is $25.) We may assess a $10 charge for each transfer after the first transfer in a Policy Year. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company may assess a $10 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.) You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

●  Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate on your loan equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by Moody's Investors Services, Inc., as described under "POLICY BENEFITS—Loan Benefits—Loan Interest Charged" on page 36. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with a net annual interest rate of 0%. Loans may have tax consequences.

Premiums

●  Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums monthly, quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

●  Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

The Policy

●  Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

●  Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

●  Declared Interest Option: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

●  Accumulated Value: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value.

●  Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

●  Asset Allocation Program: You may elect to participate in the asset allocation program and allocate all of your Premiums to one of the four (4) asset allocation model portfolios we make available under the program to assist you in selecting Investment Options (see "POLICY BENEFITS—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

Supplemental Benefits and Riders

We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Rider, which provides for an automatic increase in Specified Amount every three (3) years according to the Consumer Price Index, until the later of age 65 or the 10th Policy Anniversary. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us at our Home Office for further details. See "ADDITIONAL INSURANCE BENEFITS" for a description of each rider available under the Policy.

POLICY RISKS

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed annual rate of 4%.

Risk of Lapse

If your Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy), or Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy will generally not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. (The Threshold Premium is a specified amount of premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits under the Policy. We use this amount to calculate the premium expense charge. We also use the Threshold Premium to calculate registered representatives' compensation.) This is a current Company practice, which is not guaranteed and can be changed at any time.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions.

However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "FEDERAL TAX MATTERS." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first six Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within six Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). "See Risk of Lapse" above.

Partial withdrawals must be at least $500 and may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences.

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund's summary prospectus or prospectus. Please refer to each Fund's summary prospectus or prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge
Premium Expense Charge	Upon receipt of each premium payment	7% of each premium payment	7% of each premium payment(1)
Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25
Surrender Charge(2)	Upon a full surrender of your Policy during the first six Policy Years, and for the first six Policy Years following an increase in Specified Amount to the extent of the increase
Minimum Charge(3)		$3.18 per $1,000 of Specified Amount or Specified Amount increase	$3.18 per $1,000 of Specified Amount or Specified Amount increase
Maximum Charge(4)		$34.49 per $1,000 of Specified Amount or Specified Amount increase	$34.49 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Attained Age 30, Non-Tobacco in first Policy Year		$6.29 per $1,000 of Specified Amount or Specified Amount increase	$6.29 per $1,000 of Specified Amount or Specified Amount increase
Transfer Charge	Upon transfer	First transfer in a Policy Year is free, $25 for each subsequent transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer
Illustrative Report	Upon request for each additional report in a Policy Year	$25 per report	$0 per report

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges
(Other than Investment Option Operating Expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(5)	Monthly, on the Monthly Deduction Day
Minimum Charge(6)		$0.06 per $1,000 net amount at risk	$0.02 per $1,000 net amount at risk
Maximum Charge(7)		$90.91 per $1,000 net amount at risk	$59.52 per $1,000 net amount at risk
Charge for Male, Attained Age 35, Non-Tobacco		$0.12 per $1,000 net amount at risk	$0.07 per $1,000 net amount at risk
Monthly Policy Expense Charge(8)	Monthly, on the Monthly Deduction Day	$7	$7
First-Year Monthly Policy Expense Charge(9)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months	$7	$7
First-Year Monthly Per $1,000 Charge(10)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months, and for the first 12 Policy Months following an increase in Specified Amount to the extent of the increase	$0.07 per $1,000 of Specified Amount or Specified Amount increase(11)	$0.07 per $1,000 of Specified Amount or Specified Amount increase
Mortality and Expense Risk Charge	Daily	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Policy Loan Interest Spread(11)	On the Policy Anniversary or earlier, as applicable(12)

Greater of Moody's Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds for the calendar month ending two months before determination of Policy Loan Interest Rate or 5.5%, less 4%

2.00% (effective annual rate)

Periodic Charges
(Optional Benefit Riders Only)

Charge(13)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Cost of Living Increase Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(14)		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Maximum Charge(15)		$5.45 per $1,000 of Specified Amount	$3.46 per $1,000 of Specified Amount
Charge for Male, Attained Age 35, Non-Tobacco		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Universal Waiver of Charges Rider(16)	Monthly, on the Monthly Deduction Day
Minimum Charge(17)		4.6% of cost of insurance charge	4.6% of cost of insurance charge
Maximum Charge(18)		29.0% of cost of insurance charge	29.0% of cost of insurance charge
Charge for Male, Attained Age 35, Non-Tobacco		4.8% of cost of insurance charge	4.8% of cost of insurance charge
Universal Children's Term Life Insurance Rider	Monthly, on the Monthly Deduction Day	$0.25 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount
Universal Guaranteed Insurability Option Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(19)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Maximum Charge(20)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount
Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Universal Convertible Term Life Insurance Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(21)		$0.13 per $1000 of rider coverage amount	$0.07 per $1000 of rider coverage amount
Maximum Charge(22)		$1.48 per $1000 of rider coverage amount	$1.48 per $1000 of rider coverage amount
Charge for Male, Attained Age 35, Non-Tobacco for $100,000 of Term Rider		$0.24 per $1000 of rider coverage amount	$0.17 per $1000 of rider coverage amount

Charge(13)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Daily Living Benefit Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(23)		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount
Maximum Charge(24)		$.54 per $1000 of rider coverage amount	$.27 per $1000 of rider coverage amount
Charge for Male, Issue Age 35, Non-Tobacco		$.12 per $1000 of rider coverage amount	$.06 per $1000 of rider coverage amount

(1) For policies purchased prior to May 1, 2005, the current Premium Expense Charge is 7% of each premium payment up to the Threshold Premium for a Policy Year, then 2% of each premium payment over the Threshold Premium. The Threshold Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Threshold Premium for a Policy is $284.74 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics: Male, Attained Age 94, Tobacco or Preferred Tobacco. The Threshold Premium for your Policy is shown on your Policy's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request from our Home Office. This charge is assessed during the first six Policy Years, and during the first six Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Ages 0-17, Non-Tobacco: Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(4) The maximum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Ages 61-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Male, Issue Ages 56-94, Tobacco or Preferred Tobacco; Female, Issue Ages 65-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Female, Issue Ages 63-93, Tobacco or Preferred Tobacco; Unisex, Issue Ages 62-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; and Unisex, Issue Ages 57-93, Tobacco or Preferred Tobacco.

(5) The cost of insurance charge will vary based on factors including, but not limited to, the Insured's Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured's age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 0, Non-Tobacco.

(7) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Tobacco or Preferred Tobacco at Attained Age 94. The current charge is $16.91106 per $1,000 net amount at risk for a Male, Tobacco at Attained Age 94.)

(8) For any policy purchased prior to May 1, 2005, the current Monthly Policy Expense Charge is $5.00.

(9) For any policy purchased prior to May 1, 2005, the current First-Year Monthly Policy Charge is $5.00.

(10) For any policy purchased prior to May 1, 2005, the current First-Year Monthly Per $1,000 Charge is $0.05 per $1,000 of Specified Amount or Specified Amount increase.

(11) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the loan interest rate is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%. Currently, by company practice, the company allows a loan spread of 0% on the gain in a policy in effect a minimum of ten years. This means that the policy loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.

(12) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(13) Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Universal Convertible Term Life Insurance Rider vary based on factors including, but not limited to, the Insured's Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option Rider varies based on the Insured's Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. The charge for the Universal Daily Living Benefit Rider varies based on the Insured's Issue Age, sex and underwriting class. More detailed information regarding these rider charges is available upon request from our Home Office.

(14) The minimum Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for the guaranteed charge and Attained Age 18, Super Preferred Non-Tobacco for the current charge.

(15) The maximum guaranteed Universal Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco). The maximum current charge assumes the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The current charge is $0.9842 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(16) The cost of insurance charge on the Universal Waiver of Charges Rider also takes into account charges for all additional benefit riders attached to the Policy.

(17) The minimum guaranteed and minimum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(18) The maximum guaranteed and maximum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(19) The minimum guaranteed and minimum current Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(20) The maximum guaranteed and maximum current Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

(21) The minimum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period. The minimum guaranteed charge is for a Female, Non-Tobacco for issue ages 16-25. Minimum current charge is for a Female, Super Preferred Non-Tobacco for issue ages 16-25 with a specified amount of $250,000+. Less expensive 10-year and 15-year term riders are also available. Until the state of Montana adopts the 2001 CSO table only 10-year and 20-year term riders are available, and the minimum guaranteed and current charge is $0.035 per $1000 of rider coverage amount for a Female, Issue Age 18, Super Preferred Non-Tobacco.

(22) The maximum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period. The maximum guaranteed charge is for a Male, Tobacco, age 50. Maximum current charge is for a Male, Tobacco, age 50 with a specified amount of less than $100,000. Until the state of Montana adopts the 2001 CSO table, the maximum guaranteed charge is $6.7173 per $1000 of rider coverage amount and the maximum current charge is $1.2683 per $1000 of rider coverage amount for Male, Issue Age 55, Tobacco.

(23) The minimum guaranteed and the minimum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Age 21-35, Non-Tobacco.

(24) The maximum guaranteed and the maximum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Age 65, Tobacco.

The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2012. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses
(expenses that are deducted from Investment Option assets)(25)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-l) fees and other expenses)	0.10%	2.25%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(26)	0.10%	2.25%

(25) For certain Investment Options, certain expenses were reimbursed or fees waived during 2012. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-l) fees and other expenses)	0.10%	1.36%

(26) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue until at least April 30, 2014. Three Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2012, Iowa Farm Bureau Federation owned shares of various classes representing 71.9% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. For example, we may transfer assets attributable to our investment in the Variable Account or fees and charges that have been earned. We are obligated to pay any amounts due under the Policy.

The Variable Account currently has 37 Subaccounts but may, in the future, include fewer or additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding

Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen (16) Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of ten (10) Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Inflation Protection Bond Fund	● This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.
VP Mid Cap Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies' value.

Portfolio	Investment Objective(s) and Principal Investments
VP Ultra® Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.
VP Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.
VP VistaSM Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Calvert Variable Products, Inc. Calvert Investment Management, Inc. serves as the investment adviser to the Portfolios. Ameritas Investment Partners, Inc. (formerly named Summit Investment Advisers, Inc.) serves as the investment sub-adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Nasdaq-100 Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.
Calvert VP Russell 2000 Small Cap Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.
Calvert VP S&P MidCap 400 Index Portfolio	● This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Dreyfus. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class	● This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.
Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class	● This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.
Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class	● This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.
Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class (formerly, Developing Leaders Portfolio)	● This Portfolio seeks capital growth. The Portfolio will normally invest at least 80% of its net assets in the stocks of small-cap companies. The Portfolio will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	● This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Federated Insurance Series Fund. Federated Global Investment Management Corp. serves as the investment adviser to the Federated Managed Tail Risk Fund II; Federated Equity Management Company of Pennsylvania serves as the investment adviser to the Federated Managed Volatility Fund II; and Federated Investment Management Company serves as the investment adviser to the Federated Prime Money Fund II and Federated Quality Bond Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Managed Tail Risk Fund II—Primary Shares (formerly Federated Capital Appreciation Fund II)	● The Fund's investment objective is capital appreciation. The Fund pursues its investment objective under normal market conditions through a diversified mix of investment exposure to various asset classes by investing in various underlying mutual funds, ETFs and affiliated funds that are not offered to the public. From time to time, the Fund may also invest in securities or other investments directly. The asset classes in which the Fund invests include both fixed income and equity but it is anticipated that the Fund will, in an effort to maximize return, have a greater exposure to equity investments. Additionally, in an attempt to limit downside risk, a volatility overlay strategy will be selectively employed during periods of historically high volatility, as measured by various market volatility measures such as the CBOE Volatility Index. It is anticipated that this volatility overlay will be achieved primarily through the use of index futures and/or options contracts (types of derivative instruments).
Federated Managed Volatility Fund II (formerly Federated Capital Income Fund II)	● The Fund's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential-e.g., investment-grade debt issues, domestic noninvestment-grade debt securities (also known as "junk bonds" or "high-yield bonds") and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. To increase or decrease its exposure to foreign interest rate and/or currency markets, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy as more fully described in the Fund's prospectus.
Federated Prime Money Fund II	● This money market mutual fund seeks to provide current income consistent with stability of principal and liquidity by investing primarily in a portfolio of short-term, high-quality, fixed-income securities. There can be no assurance that the Prime Money Fund II will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.
Federated Quality Bond Fund II—Primary Shares	● This Fund seeks to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company (FMR) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-adviser for the fund. For VIP Index 500; Fidelity Management & Research Company (FMR) is the fund's manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Contrafund® Portfolio—Initial Class	● This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.
Fidelity® VIP Growth Portfolio—Initial Class	● This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.
Fidelity® VIP Growth & Income Portfolio—Initial Class	● This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may potentially invest in bonds, including lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
Fidelity® VIP High Income Portfolio—Service Class 2	● This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.
Fidelity® VIP Index 500 Portfolio—Initial Class	● This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500 Index.
Fidelity® VIP Mid Cap Portfolio—Service Class 2	● This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either "growth" stocks or "value" stocks or both.
Fidelity® VIP Overseas Portfolio—Initial Class	● This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio's total assets will be invested in common stocks of non-U.S. equity securities, allocating investments across different countries and regions.

Franklin Templeton Variable Insurance Products Trust. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate Securities Fund—Class 2	● This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small Cap Value Securities Fund—Class 2	● This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.
Franklin Small-Mid Cap Growth Securities Fund—Class 2	● This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.
Franklin U.S. Government Fund—Class 2	● This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.
Mutual Shares Securities Fund—Class 2	● This Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Templeton Growth Securities Fund—Class 2	● This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

JPMorgan Insurance Trust. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1	● This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $15 billion at the time of purchase.
JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio	● This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation. A value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Mid-Cap Growth Portfolio	● This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's Mid Cap 400 Index or the Russell Mid Cap Growth Index. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies.
New America Growth Portfolio	● This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of U.S. companies operating in sectors the investment adviser believes will be the fastest growing. Fast-growing companies can be found across an array of industries in today's "new America". The Portfolio may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.
Personal Strategy Balanced Portfolio	● This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the Portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd are the investment sub-advisers.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	● This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States. This Portfolio is subject to the unique risks of international investing, including currency fluctuation.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, FBL Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

●  operate the Variable Account as a management company under the Investment Company Act of 1940,

●  deregister the Variable Account under that Act in the event such registration is no longer required, or,

●  subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION—Voting Rights.")

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue standard-rated and preferred-rated Policies is normally $50,000 and $100,000, respectively, although we may, in our discretion, issue Policies for lower Specified Amounts. We may issue a Policy with a minimum Specified Amount of $25,000. For any Policy issued with a Specified Amount from $25,000 to $49,999 we must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code Section 7702).

The effective date of insurance coverage under the Policy will be the latest of:

●  the Policy Date,

●  the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

●  the date when we receive the full initial premium at our Home Office.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. However, if the Policy Date is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

The Company no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy years, Net Accumulated Value (Net Surrender Value if you've taken a loan on your Policy) or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY—Policy Lapse and Restatement—Lapse").

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. See Footnote One on page 6 and the Glossary for a description of the Threshold Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Death Benefit Guarantee Premiums. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we mail you notice of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Premium Limitations. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS—Premium Expense Charge.")

Allocating Net Premiums. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)  before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2)  before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY—Examination of Policy (Cancellation Privilege)").

The following additional rules apply to Net Premium allocations:

●  You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

●  Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

●  Each premium payment you submit may be directed to a maximum of 12 Investment Options available under the Policy, including the Declared Interest Option.

●  You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

●  the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

●  any premium expense charges we deducted, plus

●  monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

●  amounts approximating the daily charges against the Variable Account.

Policy Lapse and Reinstatement

Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you've taken a loan on your Policy), or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") AND a Grace Period expires without a sufficient payment.

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.")

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. See Footnote One on page 6 and the Glossary for a description of the Threshold Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement. Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

●  A written application for reinstatement signed by the Policyowner and the Insured;

●  Evidence of insurability we deem satisfactory;

●  A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

●  An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS—Loan Benefits—Policy Loans.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS—Benefits at Maturity"). You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the four available asset allocation model portfolios (see "POLICY BENEFITS—Asset Allocation Program").

Accumulated Value Benefits

Surrender and Withdrawal Privileges. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy in good order prior to 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy in good order at or after 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

You may request a partial withdrawal from or surrender of your Policy via facsimile.

●  Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office in good order. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

  CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrenders. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request at the Home Office. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.

Partial Withdrawals. You may obtain a portion of the Policy's Net Surrender Value as a partial withdrawal from the Policy.

●  A partial withdrawal must be at least $500.

●  A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS—Death Proceeds.")

●  The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

●  If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

●  If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If the Increasing Death Benefit Option is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If the Level Death Benefit Option is in effect at the time of withdrawal, the Policy's Specified Amount will be reduced by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS—Death Proceeds—Death Benefit Options.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.")

For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

Net Accumulated Value. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

●  The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

●  Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

●  All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

●  All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

●  All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

●  The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

Unit Value. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the

Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

Transfers

The following features apply to transfers under the Policy:

●  Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

●  You may make transfers by written request to our Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

  CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

●  The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

●  We process transfers at the Unit Values next determined after we receive your request in good order at our Home Office. This means that if we receive your written or telephone request for transfer in good order prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer in good order at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

●  The Company waives the transfer fee for the first twelve transfers during a Policy Year.

●  We may assess a transfer charge of $10 for the 13th and each subsequent transfer during a Policy Year. We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made. (See "CHARGES AND DEDUCTIONS—Transfer Charge.") The Company reserves the right to increase the transfer charge.

●  For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

●  Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

●  The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

●  There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

●  This feature cannot be elected with the asset allocation program.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all

Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset allocation programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies ("variable contracts") and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Asset Allocation Program

The following is a summary of the asset allocation program available under the Policy. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview. The asset allocation program is a service we make available to assist you in selecting Investment Options under your Policy. You may elect to allocate all of your Net Premiums to one of the model portfolios of the asset allocation program. We will allocate your initial Premium(s) to the Declared Interest Option for the time period specified in "THE POLICY: Premiums—Allocating Net Premiums" section of this Prospectus. After the expiration of that time period, we will allocate your Accumulated Value in the Declared Interest Option in accordance with the asset allocation model portfolio you selected that is in effect at that time.

If you elect to participate in the asset allocation program at any time after the Policy Date, we will reallocate your Accumulated Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request in good order prior to 3:00 p.m. central time on a Business Day, we will process the request at the Unit Values calculated as of 3:00 p.m. that Business Day. If we receive your request in good order at or after 3:00 p.m. central time, we will process the request at the Unit Values calculated as of 3:00 p.m. on the following Business Day.

If you elect to participate in the asset allocation program, you must include all your Accumulated Value in the Program. Our affiliate, FBL Investment Management Services, Inc. ("FIMS") will serve as the investment advisor and will have an advisory relationship with each Policyowner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.). Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if FIMS changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of Premium and Accumulated Value allocated to each Investment Option.

There currently are four (4) asset allocation model portfolios to choose from:

●  Moderate Conservative Model Portfolio

●  Moderate Model Portfolio

●  Moderate Aggressive Model Portfolio

●  Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

Annual Rebalancing. On the fifth Business Day of May each year, we automatically rebalance your Accumulated Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

●  Increases and decreases in Accumulated Value in each Subaccount due to Subaccount performance,

●  Increases and decreases in Accumulated Value in each Subaccount due to partial withdrawals and payment of Premiums, and

●  Any adjustments FIMS has made to the selected asset allocation model portfolio.

The first annual rebalancing will on the fifth Business Day of May, each calendar year following the later of the election date or the end of the period during which your Premium is required to be initially allocated to the Declared Interest Option, if applicable.

Allocation of Future Premiums. The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future Premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios. FIMS periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. ETIMS may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes will be made to a particular model portfolio as a result of FIMS' review, then FIMS will notify all Policyowners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Policyowners who wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action. Policyowners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Accumulated Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Accumulated Value.

Note:

●  Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program. Please note: You must submit a request form, and may be required to submit an updated standardized questionnaire, before reentering the asset allocation program.

Other Information. We and our affiliates, including FIMS, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, FIMS, in its capacity as investment advisor to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, FIMS is legally obligated to disregard these incentives.

FIMS receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about FIMS, and its role as investment advisor for the asset allocation program, please see the FIMS disclosure document, which is available to you at no charge. You can request a copy by writing to FBL Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of FIMS; however, we are not registered as an investment advisor and are not providing any investment advice in making the asset allocation program available under the Policy.

If you elect to participate in the asset allocation program:

●  You may surrender all or part of your Cash Value.

●  You may not also elect to participate in the dollar cost averaging program.

We may terminate or alter the asset allocation program at any time.

Loan Benefits

Policy Loans. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

We normally will mail loan proceeds to you within seven days after receipt of a written request at the Home Office. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.")

Loan Interest Charged. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

Effect on Investment Performance. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at a minimum effective annual rate of 4%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

●  You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

●  If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

Death Benefit Guarantee Rider. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day, we will check to see if you have met the death benefit guarantee premium test by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount that you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

Under the Increasing Death Benefit Option, the death benefit will be equal to the greater of

(1)  the sum of the current Specified Amount and the Accumulated Value, or

(2)  the Corridor Death Benefit

We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under the Increasing Death Benefit Option, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select the Increasing Death Benefit Option.

Under the Level Death Benefit Option, the death benefit will be equal to the greater of:

●  the current Specified Amount, or

●  the Corridor Death Benefit

Under the Level Death Benefit Option, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select the Level Death Benefit Option.

Changing the Death Benefit Option. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

If you change from the Increasing Death Benefit Option to the Level Death Benefit Option, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change provided the Insured meets the Company's underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.")

Change in Existing Coverage. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY—Premiums—Premium Limitations"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy's death benefit as described on page 3, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Requesting an accelerated death benefit under this rider may have tax consequences (see "FEDERAL TAX MATTERS").

Benefits at Maturity

The Maturity Date is Attained Age 115 (Attained Age 95 in the state of Utah). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy's Maturity Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policyowner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or facsimile to our Home Office.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

The premium expense charge is 7%. (For any policy purchased prior to May 1, 2005, the premium expense charge is 7% of each premium up to the Threshold Premium and 2% of each premium over the Threshold Premium). It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

●  the cost of insurance for the Policy; plus

●  the cost of any optional insurance benefits added by rider; plus

●  the monthly policy expense charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

Cost of Insurance. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a)  is the Specified Amount;

(b)  is 1.00327371; and

(c)  is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

1  Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate. We base the cost of insurance rate for the initial Specified Amount on factors including, but not limited to, the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on factors including, but not limited to, the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience and other factors. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS.")

Monthly Policy Expense Charge. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $7 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month. (For any policy purchased prior to May 1, 2005, we assess a $5 monthly administrative charge against each policy.)

First-Year Monthly Per $1,000 Charge. We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The monthly per unit charge is $0.07 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount. (For any policy purchased prior to May 1, 2005, the monthly administrative charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount.)

First-Year Monthly Policy Expense Charge. We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $7 per Policy Month. We guarantee this charge will not exceed $7 per Policy Month. (For any policy purchased prior to May 1, 2005, the first-year monthly policy expense charge is $5 per Policy Month.)

Transfer Charge

The initial transfer in each Policy Year will be completed without charge. We may impose a transfer charge of $10 for any subsequent transfers during that Policy Year to compensate us for the costs in making the transfer. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company may assess a $10 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.)

●  We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made.

●  Once we issue a Policy, we will not increase this charge for the life of the Policy.

●  We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner. For information regarding the special transfer privilege, see "GENERAL PROVISIONS: Special Transfer Privilege."

●  The Company reserves the right to increase the transfer charge to $25. Currently, there is no charge for changing the Net Premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

Surrender Charge

We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

Issue Age	Male, Tobacco	Female, Tobacco	Unisex, Tobacco
30	$10.49	$6.84	$9.76
50	$26.80	$15.49	$24.41
70	$34.49	$34.49	$34.49

The maximum Surrender Charge for any Policy is $34.49 per $1,000 of Specified Amount. (See "APPENDIX B—Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

Currently, we waive the Surrender Charge after the first Policy Year if the Insured is:

●  terminally ill,

●  under 65 years of age and totally disabled, or

●  stays in a qualified nursing care center for 90 consecutive days or more.

Variable Account Charges

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

Investment Option Expenses. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 13 and described in the prospectus for each Investment Option.

Illustrative Report Fee. Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, we currently do not assess such a fee.

Policy Loan Interest Spread. The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Services, Inc. for the calendar month ending two months before the date on which the loan interest is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%.

While a Policy is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of the loan repayment, Policy Lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy. Otherwise, the current Policy Loan Interest Spread is an effective annual interest rate of 2%.

Compensation. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion. Since the Declared Interest Option is a part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS—Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

●  Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

●  Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

●  Universal Convertible Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

●  Universal Daily Living Benefit Rider. This rider provides that, in the event the Insured becomes chronically ill (as defined in the rider) for at least 90 consecutive days and is expected to remain chronically ill for at least 90 consecutive days into the future, upon a one time election of the chronic illness benefit by the Policyowner, the Company will make a payment(s) of an amount up to the Specified Amount under the rider, subject to conditions set forth in the rider. If you elect this rider, the monthly deduction will be increased based upon a specified dollar rate per $1,000 of chronic illness benefit coverage.

●  Universal Children's Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

●  Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

●  Universal Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

Not all riders are available in all states, and state variations may apply.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS—Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

Accelerated Payments of Death Proceeds

The living benefit (accelerated death benefit) rider (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill (as defined below). In the event that the Insured becomes terminally ill, you may (if residing in a state that has approved the rider) by written request to our Home Office request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death immediately to you. If not attached to the Policy beforehand, we will issue a living benefit rider providing this right to you upon written request to our Home Office, subject to the conditions stated below.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the rider bears to the total death benefit under the Policy. If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.

There are several other restrictions associated with the rider. These are:

(1)  the rider is not valid if the Policy is within five years of being matured,

(2)  the consent of any irrevocable beneficiary or assignee is required to exercise the rider,

(3)  we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the rider,

(4)  we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)  the rider is not effective where:

(a)  you or the Insured would be otherwise required by law to use the rider to meet the claims of creditors, or

(b)  the Insured would be otherwise required by any government agency to exercise the rider in order to apply for, obtain or keep a government benefit or entitlement.

The rider will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the rider or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under a living benefit rider should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

GENERAL PROVISIONS

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and an officer of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, FBL Marketing Services, LLC ("FBL Marketing") for the distribution, sale and servicing of the Policies. FBL Marketing sold and services the Policies through its registered representatives, or through other broker-dealers ("selling firms") that have entered into a selling agreement with FBL Marketing.

FBL Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. The compensation received by FBL Marketing's registered representatives is not impacted by the Investment Options you choose. Each Investment Option's investment adviser may, from time to time, use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules to make payment for distribution services to FBL Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

To cover costs and expenses associated with facilitating Policy sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives of FBL Marketing.

We pay commissions to FBL Marketing for the sale of the Policies by its registered representatives as well as for sales by selling firms. The maximum commissions payable for Policy sales are: 110% of premiums up to the Threshold Premium and 4% of premiums above that amount paid in the first Policy Year; 5% of Threshold Premiums in each Policy Year after the first Policy Year and 4% of premiums above that amount paid in the Policy Year. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to 110% of the increase in Threshold Premium for the first year following the increase in Specified Amount. Managers of FBL Marketing's registered representatives may also receive commission overrides on the registered representatives' commissions. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

FBL Marketing passes through all commissions it receives to its registered representatives and to selling firms, and does not retain any commissions as distributor for the Policies. Under the distribution agreement with FBL Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies.

Because registered representatives of FBL Marketing are also insurance agents of the Company, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits, financing arrangements such as loans and advances, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives and their managers qualify for such benefits. Registered representatives and their managers may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, FBL Marketing's registered representatives and their managers who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. FBL Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

We have discontinued new sales of the Policies to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephone inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to FBL Marketing Services, LLC at 5400 University Avenue, West Des Moines, IA 50266 or by calling our toll-free number at 1-877-860-2904.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances where there is a reduction in the benefits under the Policy during the first seven Policy Years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. In addition, a Policy will also be treated as a MEC if it is received in exchange for another life insurance contract that is a MEC at the time of the exchange. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

(1)  All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

(2)  Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

(4)  If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Accelerated Death Benefits. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Exchanges. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY—Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Other Policyowner Tax Matters. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer ("GST") taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner's estate for purposes of federal estate tax if the Insured owned the policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Policyowner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2013, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. To the extent permitted under the federal tax law, the Company may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

PAYMENT OPTIONS

We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. You may choose a lump sum payment under a Living Tradition Account ("LTA"). The LTA is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company's General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA.

We pay interest on proceeds held in the LTA. We will also pay the proceeds in one sum if,

(1)  the proceeds are less than $2,000;

(2)  periodic payments would be less than $20; or

(3)  the payee is an assignee, estate, trustee, partnership, corporation or association.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Option A will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options B, C or D will begin as of the date of the Insured's death, on surrender or on the Maturity Date.

Option A—Proceeds Left at Interest. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option B—Payment for a Designated Number of Years. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option C—Payment of Life Income. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option D—Payment of a Designated Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Alternate Payment Options. The Company may make available alternative payment options.

Even if the death benefit under the Policy is excludable from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at our Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

●  the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

●  the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

●  an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

If, under SEC rules, the Federated Prime Money Fund II suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death proceeds from the Money Market Subaccount until the Portfolio is liquidated.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of FBL Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The Variable Account's statements of net assets as of December 31, 2012 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The audited consolidated balance sheets of the Company at December 31, 2012 and 2011 and the related statements of operations, comprehensive income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2012, and financial statement schedules as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (the "SAI") contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-800-247-4170, or write to us at 5400 University Avenue, West Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy. We reserve the right to assess an Illustrative Report Fee of $25 for each additional copy of personalized illustrations that a Policyowner requests in a Policy Year. We do not currently assess such a charge.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940, File Number 811-05068

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GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

Attained Age: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Company, we, us, our: Farm Bureau Life Insurance Company.

Corridor Death Benefit: The Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

Declared Interest Option: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a)  A certified copy of the death certificate;

(b)  A certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  Any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Grace Period: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Home Office: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266. Telephone: 1-800-247-4170. Fax: 1-800-754-6370.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Insured's Attained Age 115 (Attained Age 95 in the state of Utah). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.")

Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Asset Value: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge").

Net Surrender Value: The Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The nonparticipating flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY—Purchasing the Policy.")

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Threshold Premium: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use the Threshold Premium to calculate registered representatives' compensation.

Unit Value: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in the value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

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STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

STATEMENT OF ADDITIONAL INFORMATION

FARM BUREAU LIFE INSURANCE COMPANY

5400 University Avenue
West Des Moines, Iowa 50266
1-800-247-4170

FARM BUREAU LIFE VARIABLE ACCOUNT

NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the nonparticipating flexible premium variable life insurance policy (the “Policy”) offered by Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

May 1, 2013

GENERAL INFORMATION ABOUT THE COMPANY

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2012, Iowa Farm Bureau Federation owned shares of various classes representing 71.9% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

Safekeeping of the Variable Account’s Assets

The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Material Irreconcilable Conflicts

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material

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irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL POLICY PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Assignment

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.

Changing the Policyowner or Beneficiary

During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Incontestability

The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Misstatement of Age or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

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Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

•                  the end of the Grace Period if insufficient premiums are received;

•                  the date the Policyowner surrenders the Policy for its entire Net Surrender Value;

•                  the death of the Insured; or

•                  the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

•                  the current death benefit,

•                  the Accumulated Value in each Subaccount and in the Declared Interest Option,

•                  outstanding Policy Debt, and

•                  premiums paid, partial withdrawals made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Policy Loans

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan” in the Prospectus.)

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured’s death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

3

Voting Rights

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Nonparticipation

The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

4

THE DECLARED INTEREST OPTION

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

Declared Interest Option Accumulated Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy’s Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

Accumulated Value

The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

•                  Accumulated Value will reflect a number of factors, including

•                  premiums paid,

5

•                  partial withdrawals,

•                  Policy Loans,

•                  charges assessed in connection with the Policy,

•                  interest earned on the Accumulated Value in the Declared Interest Option, and

•                  investment performance of the Subaccounts to which the Accumulated Value is allocated.

As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

Unit Value

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

(a)         is

(1)         the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)         the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)         the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)         any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

(5)         a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)         is the number of units outstanding at the end of the preceding Valuation Period.

The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

DISTRIBUTION OF THE POLICIES

FBL Marketing Services, LLC (“FBL Marketing”) is responsible for distributing the Policies pursuant to a distribution agreement with us. FBL Marketing serves as principal underwriter for the Policies. FBL Marketing, a Delaware limited liability company organized in 1970 and a wholly-owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is located at 5400 University Avenue, West Des Moines, Iowa 50266. FBL Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority.

6

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

FBL Marketing sold and services the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. FBL Marketing also has selling agreements with other broker-dealers (“selling firms”) to sell and service the Policies and compensate those selling firms up to the amounts disclosed in the Prospectus for their services.

FBL Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:

		Aggregate Amount of
		Commission Retained
	Aggregate Amount of	by FBL Marketing
	Commission Paid	After Payments to its
Fiscal Year	to FBL Marketing*	Registered Representatives
2010	$704,813	$0
2011	$634,010	$0
2012	$557,992	$0

*              Includes sales compensation paid to registered representatives of FBL Marketing.

FBL Marketing passes through commissions it receives to its registered representatives and selling firms and does not retain any commission as distributor for the Policies. However, under the distribution agreement with FBL Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. To cover costs and expenses associated with facilitating Policy sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives.

The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay FBL Marketing for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of FBL Marketing’s obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to FBL Marketing for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to FBL Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

We have discontinued new sales of the Policies to the public.

7

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the nonparticipating flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Iowa Insurance Law, have been passed upon by David A. McNeill, Vice President—General Counsel of the Company.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Carolyn Eddy Langenwalter, Illustration Actuary, as stated in the opinion filed as an exhibit to the registration statement.

The Variable Account’s statements of assets and liabilities as of December 31, 2012 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2012 and 2011 and the related statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2012 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

8

APPENDIX A

Death Benefit Options

Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

Increasing Death Benefit Option Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Increasing Death Benefits Option, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

Level Death Benefit Option Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Level Death Benefit Option, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

A-1

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04
92	1.03
93	1.02
94 to 114	1.01
115	1.00

A-2

APPENDIX B

Maximum Surrender Charges

The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

Male, Non-Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	3.30	2.75	2.20	1.65	1.10	0.55	0.00
	4.48	3.73	2.98	2.24	1.49	0.65	0.00
	6.29	5.24	4.19	3.14	1.97	0.80	0.00
	9.65	8.04	6.43	4.74	2.64	1.08	0.00
	15.44	12.87	10.30	6.86	3.81	1.55	0.00
	33.71	24.44	16.79	10.64	5.87	2.36	0.00
	34.49	24.52	16.50	10.23	5.51	2.16	0.00
	34.49	23.18	14.70	8.56	4.32	1.58	0.00

Male, Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	7.20	6.00	4.80	3.27	1.82	0.74	0.00
	10.49	8.74	6.54	4.19	2.33	0.95	0.00
	16.64	13.17	9.12	5.83	3.24	1.32	0.00
	26.80	19.59	13.50	8.59	4.75	1.92	0.00
	34.49	24.80	16.90	10.62	5.80	2.31	0.00
	34.49	24.14	15.99	9.75	5.17	1.99	0.00
	34.49	22.65	14.05	8.00	3.96	1.42	0.00

Female, Non-Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	3.18	2.65	2.12	1.59	1.06	0.52	0.00
	3.40	2.83	2.26	1.70	1.13	0.57	0.00
	4.82	4.02	3.22	2.41	1.61	0.74	0.00
	7.19	5.99	4.79	3.59	2.37	0.96	0.00
	10.78	8.98	7.18	5.39	3.29	1.33	0.00
	26.16	20.13	13.89	8.84	4.90	1.98	0.00
	34.49	24.81	16.90	10.61	5.80	2.31	0.00
	34.49	23.76	15.45	9.23	4.78	1.80	0.00

B-1

Female, Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	4.66	3.88	3.10	2.33	1.55	0.65	0.00
	6.84	5.70	4.56	3.42	1.99	0.81	0.00
	10.40	8.67	6.94	4.77	2.66	1.08	0.00
	15.49	12.91	10.33	6.66	3.70	1.50	0.00
	31.03	22.52	15.49	9.83	5.43	2.19	0.00
	34.49	24.68	16.72	10.45	5.67	2.24	0.00
	34.49	23.55	15.19	9.00	4.62	1.72	0.00

Unisex, Non-Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	3.30	2.75	2.20	1.65	1.10	0.54	0.00
	4.26	3.55	2.84	2.13	1.42	0.64	0.00
	5.99	4.99	3.99	2.99	1.94	0.79	0.00
	9.14	7.62	6.10	4.57	2.59	1.05	0.00
	14.50	12.08	9.66	6.66	3.70	1.50	0.00
	32.38	23.49	16.15	10.25	5.66	2.28	0.00
	34.49	24.59	16.59	10.32	5.58	2.20	0.00
	34.49	23.34	14.90	8.75	4.45	1.64	0.00

Unisex, Tobacco

Policy Year

Issue Age	1	2	3	4	5	6	7+
	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	6.68	5.57	4.46	3.18	1.78	0.72	0.00
	9.76	8.13	6.34	4.06	2.26	0.92	0.00
	15.36	12.66	8.77	5.60	3.12	1.27	0.00
	24.41	18.59	12.82	8.16	4.52	1.83	0.00
	34.49	24.85	16.97	10.69	5.86	2.34	0.00
	34.49	24.28	16.18	9.94	5.30	2.06	0.00
	34.49	22.98	14.46	8.36	4.20	1.53	0.00

B-2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account (the Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2012, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2012, and the results of their operations and changes in their net assets for the periods described thereon in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa
April 26, 2013

1

Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2012

	Products A, B and C – see Note 1
	American Century Variable Portfolios, Inc.*					Calvert Variable Products, Inc.*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Assets
Investments in shares of mutual funds, at fair value	$120,492	$196,006	$818,787	$1,283,223	$1,187,015	$1,723,449	$2,331,556	$2,735,091
Receivable from Farm Bureau Life Insurance Company	18	–	–	–	700	2,345	–	–
Receivable for investments sold	–	150	569	739	–	–	1,779	1,940
Total assets	120,510	196,156	819,356	1,283,962	1,187,715	1,725,794	2,333,335	2,737,031
Liabilities
Payable to Farm Bureau Life Insurance Company	–	150	569	739	–	–	1,779	1,940
Payable for investments purchased	18	–	–	–	700	2,345	–	–
Total liabilities	18	150	569	739	700	2,345	1,779	1,940
Net assets	$120,492	$196,006	$818,787	$1,283,223	$1,187,015	$1,723,449	$2,331,556	$2,735,091
Net assets
Accumulation units	$120,492	$196,006	$818,787	$1,283,223	$1,187,015	$1,723,449	$2,331,556	$2,735,091
Total net assets	$120,492	$196,006	$818,787	$1,283,223	$1,187,015	$1,723,449	$2,331,556	$2,735,091
Investments in shares of mutual funds, at cost	$98,782	$181,335	$667,010	$1,232,448	$1,089,915	$1,324,280	$2,129,521	$2,234,164
Shares of mutual funds owned	8,264.20	16,266.08	75,813.57	196,813.39	68,219.23	52,915.24	37,370.67	36,361.22
Accumulation units outstanding	8,229.61	13,341.96	60,018.10	109,452.06	71,609.11	82,319.31	121,231.19	123,429.45
Accumulation unit value	$14.64	$14.69	$13.64	$11.72	$16.58	$20.94	$19.23	$22.16

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

2

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2012

	Products A, B and C – see Note 1
	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*	Federated Insurance Series*
	Appreciation Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Opportunistic Small Cap Subaccount	Socially Responsible Growth Subaccount	Capital Appreciation Subaccount	Managed Volatility Subaccount	Prime Money Subaccount
Assets
Investments in shares of mutual funds, at fair value	$2,253,335	$595,561	$1,831,112	$979,912	$285,247	$71,069,711	$40,056,600	$1,301,317
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	1,308	245	946	516	68	37,962	20,051	643
Total assets	2,254,643	595,806	1,832,058	980,428	285,315	71,107,673	40,076,651	1,301,960
Liabilities
Payable to Farm Bureau Life Insurance Company	1,308	245	946	516	68	37,962	20,051	643
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	1,308	245	946	516	68	37,962	20,051	643
Net assets	$2,253,335	$595,561	$1,831,112	$979,912	$285,247	$71,069,711	$40,056,600	$1,301,317
Net assets
Accumulation units	$2,253,335	$595,561	$1,831,112	$979,912	$285,247	$71,069,711	$40,056,600	$1,301,317
Total net assets	$2,253,335	$595,561	$1,831,112	$979,912	$285,247	$71,069,711	$40,056,600	$1,301,317
Investments in shares of mutual funds, at cost	$1,933,061	$513,342	$1,615,376	$868,814	$229,501	$72,801,858	$38,600,190	$1,301,317
Shares of mutual funds owned	55,679.13	26,985.10	108,606.90	30,951.11	8,641.24	11,371,153.84	4,190,020.96	1,301,316.98
Accumulation units outstanding	143,472.56	45,009.16	91,669.82	79,087.41	23,644.24	6,958,397.78	3,574,809.21	131,852.06
Accumulation unit value	$15.71	$13.23	$19.98	$12.39	$12.06	$10.21	$11.21	$9.87

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

3

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2012

	Products A, B and C – see Note 1
	Federated Insurance Series*	Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income – SC2 Subaccount	Index 500 Subaccount	Mid-Cap – SC2 Subaccount	Overseas Subaccount
Assets
Investments in shares of mutual funds, at fair value	$24,112,569	$16,156,976	$13,953,506	$4,814,643	$2,789,918	$11,869,169	$4,078,523	$3,649,581
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	12,997	8,464	5,306	1,671	1,295	4,826	1,842	1,493
Total assets	24,125,566	16,165,440	13,958,812	4,816,314	2,791,213	11,873,995	4,080,365	3,651,074
Liabilities
Payable to Farm Bureau Life Insurance Company	12,997	8,464	5,306	1,671	1,295	4,826	1,842	1,493
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	12,997	8,464	5,306	1,671	1,295	4,826	1,842	1,493
Net assets	$24,112,569	$16,156,976	$13,953,506	$4,814,643	$2,789,918	$11,869,169	$4,078,523	$3,649,581
Net assets
Accumulation units	$24,112,569	$16,156,976	$13,953,506	$4,814,643	$2,789,918	$11,869,169	$4,078,523	$3,649,581
Total net assets	$24,112,569	$16,156,976	$13,953,506	$4,814,643	$2,789,918	$11,869,169	$4,078,523	$3,649,581
Investments in shares of mutual funds, at cost	$23,218,909	$16,035,259	$10,119,161	$4,413,334	$2,702,041	$10,327,535	$3,937,916	$4,083,636
Shares of mutual funds owned	2,043,438.08	611,080.80	331,831.30	329,996.09	492,918.39	81,901.53	136,041.45	226,822.95
Accumulation units outstanding	2,257,528.00	905,912.07	1,291,450.35	395,192.80	123,235.21	1,005,170.12	162,253.64	283,816.55
Accumulation unit value	$10.68	$17.84	$10.80	$12.18	$22.64	$11.81	$25.14	$12.86

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.
4

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2012

	Products A, B and C – see Note 1
	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Insurance Trust*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Cap Core Subaccount
Assets
Investments in shares of mutual funds, at fair value	$2,329,443	$2,272,097	$1,978,804	$3,873,681	$1,246,159	$1,176,733	$3,458,085	$1,276,988
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Receivable for investments sold	294	997	3	1,953	445	527	2,544	1,067
Total assets	2,329,737	2,273,094	1,978,807	3,875,634	1,246,604	1,177,260	3,460,629	1,278,055
Liabilities
Payable to Farm Bureau Life Insurance Company	294	997	3	1,953	445	527	2,544	1,067
Payable for investments purchased	–	–	–	–	–	–	–	–
Total liabilities	294	997	3	1,953	445	527	2,544	1,067
Net assets	$2,329,443	$2,272,097	$1,978,804	$3,873,681	$1,246,159	$1,176,733	$3,458,085	$1,276,988
Net assets
Accumulation units	$2,329,443	$2,272,097	$1,978,804	$3,873,681	$1,246,159	$1,176,733	$3,458,085	$1,276,988
Total net assets	$2,329,443	$2,272,097	$1,978,804	$3,873,681	$1,246,159	$1,176,733	$3,458,085	$1,276,988
Investments in shares of mutual funds, at cost	$1,998,057	$1,645,087	$1,615,284	$3,780,059	$1,211,387	$965,066	$2,945,814	$959,296
Shares of mutual funds owned	163,240.59	124,635.04	94,049.60	291,035.39	72,366.98	98,306.86	423,266.20	75,161.13
Accumulation units outstanding	138,627.51	87,560.22	127,770.31	259,762.54	78,329.36	75,764.32	135,299.67	69,288.07
Accumulation unit value	$16.80	$25.95	$15.49	$14.91	$15.91	$15.53	$25.56	$18.43

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

5

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2012

	Products A, B and C – see Note 1
	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at fair value	$5,923,154	$9,310,738	$4,209,815	$8,272,708	$4,244,398
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–
Receivable for investments sold	3,322	4,391	1,580	2,899	2,123
Total assets	5,926,476	9,315,129	4,211,395	8,275,607	4,246,521
Liabilities
Payable to Farm Bureau Life Insurance Company	3,322	4,391	1,580	2,899	2,123
Payable for investments purchased	–	–	–	–	–
Total liabilities	3,322	4,391	1,580	2,899	2,123
Net assets	$5,923,154	$9,310,738	$4,209,815	$8,272,708	$4,244,398
Net assets
Accumulation units	$5,923,154	$9,310,738	$4,209,815	$8,272,708	$4,244,398
Total net assets	$5,923,154	$9,310,738	$4,209,815	$8,272,708	$4,244,398
Investments in shares of mutual funds, at cost	$4,982,469	$9,106,768	$3,353,984	$7,421,626	$4,214,280
Shares of mutual funds owned	265,970.10	423,215.36	185,699.80	423,156.43	305,352.36
Accumulation units outstanding	367,292.84	357,430.50	330,160.46	436,643.00	338,034.21
Accumulation unit value	$16.13	$26.05	$12.75	$18.95	$12.56

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

6

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2012

	Product D – see Note 1
	Calvert Variable Products, Inc.*				Columbia Variable Products, Inc.*
	EAFE International Index – F Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index – F Subaccount	S&P MidCap 400 Index – F Subaccount	International Opportunity Subaccount	Mid Cap Value Opportunity Subaccount	Small Cap Value Subaccount	Small Co. Growth Subaccount
Assets
Investments in shares of mutual funds, at fair value	$27,382	$84,553	$40,591	$23,978	$12,104	$29,729	$251,838	$55,385
Receivable from Farm Bureau Life Insurance Company	–	–	–	–	–	–	179	–
Receivable for investments sold	–	–	–	–	–	–	–	4
Total assets	27,382	84,553	40,591	23,978	12,104	29,729	252,017	55,389
Liabilities
Payable to Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	4
Payable for investments purchased	–	–	–	–	–	–	179	–
Total liabilities	–	–	–	–	–	–	179	4
Net assets	$27,382	$84,553	$40,591	$23,978	$12,104	$29,729	$251,838	$55,385
Net assets
Accumulation units	$27,382	$84,553	$40,591	$23,978	$12,104	$29,729	$251,838	$55,385
Total net assets	$27,382	$84,553	$40,591	$23,978	$12,104	$29,729	$251,838	$55,385
Investments in shares of mutual funds, at cost	$25,230	$81,078	$34,925	$20,510	$11,542	$26,917	$233,968	$52,866
Shares of mutual funds owned	374.12	2,596.04	647.59	315.33	1,001.20	2,496.11	16,395.70	4,364.48
Accumulation units outstanding	2,835.74	5,635.15	3,350.99	1,789.35	1,139.89	2,545.20	20,654.42	4,947.72
Accumulation unit value	$9.66	$15.00	$12.11	$13.40	$10.62	$11.68	$12.19	$11.19

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

7

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2012

	Product D – see Note 1
	DWS Variable Series I*	DWS Variable Series II*	Federated Insurance Series*				Fidelity® Variable Insurance Products Funds*
	Global Small Cap Growth Subaccount	Global Thematic Subaccount	Capital Appreciation Subaccount	Managed Volatility Subaccount	Prime Money Subaccount	Quality Bond Subaccount	Contrafund – SC2 Subaccount	Growth – SC2 Subaccount
Assets
Investments in shares of mutual funds, at fair value	$13,134	$539,048	$268,578	$84,048	$6,523	$623,504	$804,098	$22,424
Receivable from Farm Bureau Life Insurance Company	–	408	120	–	–	983	582	–
Receivable for investments sold	–	–	–	–	–	–	–	–
Total assets	13,134	539,456	268,698	84,048	6,523	624,487	804,680	22,424
Liabilities
Payable to Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Payable for investments purchased	–	408	120	–	–	983	582	–
Total liabilities	–	408	120	–	–	983	582	–
Net assets	$13,134	$539,048	$268,578	$84,048	$6,523	$623,504	$804,098	$22,424
Net assets
Accumulation units	$13,134	$539,048	$268,578	$84,048	$6,523	$623,504	$804,098	$22,424
Total net assets	$13,134	$539,048	$268,578	$84,048	$6,523	$623,504	$804,098	$22,424
Investments in shares of mutual funds, at cost	$12,737	$493,237	$265,045	$80,762	$6,523	$600,263	$764,804	$19,100
Shares of mutual funds owned	953.13	58,338.57	42,972.45	8,791.59	6,523.44	52,839.30	30,926.83	538.52
Accumulation units outstanding	1,111.33	53,499.94	25,955.83	7,401.16	652.34	57,614.30	64,215.33	1,946.29
Accumulation unit value	$11.82	$10.08	$10.35	$11.36	$10.00	$10.82	$12.52	$11.52

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

8

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2012

	Product D – see Note 1
	Fidelity® Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*
	High Income – SC2 Subaccount	Index 500 – SC2 Subaccount	Mid-Cap – SC2 Subaccount	Fidelity Real Estate – SC2 Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Bond Securities Subaccount
Assets
Investments in shares of mutual funds, at fair value	$106,453	$56,352	$104,856	$250,147	$37,785	$654,437	$35,548	$446,653
Receivable from Farm Bureau Life Insurance Company	397	–	–	118	–	1,042	–	475
Receivable for investments sold	–	–	–	–	–	–	–	–
Total assets	106,850	56,352	104,856	250,265	37,785	655,479	35,548	447,128
Liabilities
Payable to Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Payable for investments purchased	397	–	–	118	–	1,042	–	475
Total liabilities	397	–	–	118	–	1,042	–	475
Net assets	$106,453	$56,352	$104,856	$250,147	$37,785	$654,437	$35,548	$446,653
Net assets
Accumulation units	$106,453	$56,352	$104,856	$250,147	$37,785	$654,437	$35,548	$446,653
Total net assets	$106,453	$56,352	$104,856	$250,147	$37,785	$654,437	$35,548	$446,653
Investments in shares of mutual funds, at cost	$107,507	$46,859	$107,522	$238,065	$32,116	$654,166	$32,325	$423,566
Shares of mutual funds owned	18,808.03	392.29	3,497.53	14,688.64	2,072.68	49,168.84	2,064.35	22,940.60
Accumulation units outstanding	7,325.66	4,606.23	8,692.15	17,973.08	2,862.35	52,633.49	3,074.03	28,002.02
Accumulation unit value	$14.53	$12.23	$12.06	$13.92	$13.20	$12.43	$11.56	$15.95

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

9

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2012

	Product D – see Note 1
	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*
	Intrepid Growth Subaccount	Intrepid Mid Cap Subaccount	Mid Cap Growth Subaccount	Small Cap Core – CL2 Subaccount	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at fair value	$319,313	$728,542	$23,642	$28,725	$871,990	$41,731	$27,066	$278,208
Receivable from Farm Bureau Life Insurance Company	229	582	–	–	695	–	–	5
Receivable for investments sold	–	–	–	–	–	–	–	–
Total assets	319,542	729,124	23,642	28,725	872,685	41,731	27,066	278,213
Liabilities
Payable to Farm Bureau Life Insurance Company	–	–	–	–	–	–	–	–
Payable for investments purchased	229	582	–	–	695	–	–	5
Total liabilities	229	582	–	–	695	–	–	5
Net assets	$319,313	$728,542	$23,642	$28,725	$871,990	$41,731	$27,066	$278,208
Net assets
Accumulation units	$319,313	$728,542	$23,642	$28,725	$871,990	$41,731	$27,066	$278,208
Total net assets	$319,313	$728,542	$23,642	$28,725	$871,990	$41,731	$27,066	$278,208
Investments in shares of mutual funds, at cost	$301,324	$688,403	$20,610	$24,889	$814,555	$39,068	$24,364	$258,916
Shares of mutual funds owned	18,142.76	41,441.53	1,298.28	1,698.73	39,155.35	1,840.81	1,384.44	20,015.00
Accumulation units outstanding	25,067.80	36,781.76	1,945.25	2,187.68	69,379.99	3,052.54	2,064.65	25,628.24
Accumulation unit value	$12.74	$19.81	$12.15	$13.13	$12.57	$13.67	$13.11	$10.86

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

10

Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2012

	Products A, B and C – see Note 1
	American Century Variable Portfolios, Inc.*					Calvert Variable Products, Inc.*
	American Century Mid Cap Value Subaccount	Inflation Protection Bond Subaccount	Ultra Subaccount	Value Subaccount	Vista Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Income:
Dividends	$2,359	$4,559	$–	$14,078	$–	$11,727	$22,224	$25,378
Expenses:
Mortality and expense risk	(1,048)	(1,498)	(7,398)	(5,734)	(10,690)	(15,910)	(20,366)	(23,786)
Net investment income (loss)	1,311	3,061	(7,398)	8,344	(10,690)	(4,183)	1,858	1,592
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,353	2,023	3,595	40,958	14,965	77,586	(30,841)	23,866
Realized gain distributions	6,334	3,365	–	–	–	100,651	113,962	66,252
Total realized gain (loss) on investments	8,687	5,388	3,595	40,958	14,965	178,237	83,121	90,118
Change in unrealized appreciation/depreciation of investments	6,328	1,873	101,401	28,253	155,810	87,179	214,713	303,022
Net increase (decrease) in net assets from operations	$16,326	$10,322	$97,598	$77,555	$160,085	$261,233	$299,692	$394,732

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

11

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2012

	Products A, B and C – see Note 1
	Dreyfus Variable Investment Fund*				Dreyfus Socially Responsible Growth Fund, Inc.*	Federated Insurance Series*
	Appreciation Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Opportunistic Small Cap Subaccount	Socially Responsible Growth Subaccount	Capital Appreciation Subaccount	Managed Volatility Subaccount	Prime Money Subaccount
Income:
Dividends	$67,792	$8,280	$14,961	$–	$1,661	$401,684	$1,174,668	$–
Expenses:
Mortality and expense risk	(17,686)	(5,118)	(24,098)	(8,417)	(2,632)	(655,822)	(355,889)	(11,878)
Net investment income (loss)	50,106	3,162	(9,137)	(8,417)	(971)	(254,138)	818,779	(11,878)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	57,715	(7,760)	294,105	(43,354)	12,163	(264,795)	13,520	–
Realized gain distributions	–	–	–	–	–	4,090,825	2,358,888	–
Total realized gain (loss) on investments	57,715	(7,760)	294,105	(43,354)	12,163	3,826,030	2,372,408	–
Change in unrealized appreciation/depreciation of investments	34,471	91,832	200,336	214,940	20,732	2,785,510	1,453,403	–
Net increase (decrease) in net assets from operations	$142,292	$87,234	$485,304	$163,169	$31,924	$6,357,402	$4,644,590	$(11,878)

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

12

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2012

	Products A, B and C – see Note 1
	Federated Insurance Series*	Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income – SC2 Subaccount	Index 500 Subaccount	Mid-Cap – SC2 Subaccount	Overseas Subaccount
Income:
Dividends	$986,805	$214,693	$84,203	$105,962	$155,286	$245,469	$15,730	$68,393
Expenses:
Mortality and expense risk	(217,668)	(143,306)	(126,692)	(42,361)	(17,446)	(104,749)	(36,735)	(31,045)
Net investment income (loss)	769,137	71,387	(42,489)	63,601	137,840	140,720	(21,005)	37,348
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	21,827	186,702	227,312	90,266	(31,846)	110,535	(34,464)	83,211
Realized gain distributions	–	–	–	2,268	–	146,934	325,314	11,769
Total realized gain (loss) on investments	21,827	186,702	227,312	92,534	(31,846)	257,469	290,850	94,980
Change in unrealized appreciation/depreciation of investments	1,231,298	1,966,439	1,567,673	588,561	116,829	1,182,896	243,811	480,159
Net increase (decrease) in net assets from operations	$2,022,262	$2,224,528	$1,752,496	$744,696	$222,823	$1,581,085	$513,656	$612,487

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

13

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2012

	Products A, B and C – see Note 1
	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Insurance Trust*
	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Cap Core Subaccount
Income:
Dividends	$–	$24,522	$–	$108,308	$26,024	$22,515	$20,354	$2,453
Expenses:
Mortality and expense risk	(19,475)	(24,718)	(14,910)	(36,352)	(11,251)	(9,982)	(23,004)	(10,938)
Net investment income (loss)	(19,475)	(196)	(14,910)	71,956	14,773	12,533	(2,650)	(8,485)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(384,188)	139,508	12,698	52,287	(52,179)	29,691	16,078	(18,110)
Realized gain distributions	–	–	98,929	–	–	–	–	–
Total realized gain (loss) on investments	(384,188)	139,508	111,627	52,287	(52,179)	29,691	16,078	(18,110)
Change in unrealized appreciation/depreciation of investments	902,100	219,820	68,821	(84,658)	191,618	159,310	422,638	232,872
Net increase (decrease) in net assets from operations	$498,437	$359,132	$165,538	$39,585	$154,212	$201,534	$436,066	$206,277

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

14

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2012

	Products A, B and C – see Note 1
	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$131,395	$–	$20,235	$157,967	$51,367
Expenses:
Mortality and expense risk	(55,450)	(83,693)	(46,698)	(72,642)	(35,273)
Net investment income (loss)	75,945	(83,693)	(26,463)	85,325	16,094
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(282,629)	279,863	200,866	224,583	64,243
Realized gain distributions	–	858,427	25,754	225,919	–
Total realized gain (loss) on investments	(282,629)	1,138,290	226,620	450,502	64,243
Change in unrealized appreciation/depreciation of investments	1,116,672	58,987	365,365	522,440	551,604
Net increase (decrease) in net assets from operations	$909,988	$1,113,584	$565,522	$1,058,267	$631,941

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

15

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2012

	Product D – see Note 1
	Calvert Variable Products, Inc.*				Columbia Variable Products, Inc.*
	EAFE International Index – F Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index – F Subaccount	S&P MidCap 400 Index – F Subaccount	International Opportunity Subaccount	Mid Cap Value Opportunity Subaccount	Small Cap Value Subaccount	Small Co. Growth Subaccount
Income:
Dividends	$1,299	$576	$293	$139	$175	$–	$35	$–
Expenses:
Mortality and expense risk	–	–	–	–	–	–	–	–
Net investment income (loss)	1,299	576	293	139	175	–	35	–
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(9,161)	7,366	725	464	(169)	19,204	714	28,522
Realized gain distributions	–	4,943	1,973	572	–	–	567	–
Total realized gain (loss) on investments	(9,161)	12,309	2,698	1,036	(169)	19,204	1,281	28,522
Change in unrealized appreciation/depreciation of investments	44,797	(1,063)	2,113	2,030	1,629	938	17,455	(12,242)
Net increase (decrease) in net assets from operations	$36,935	$11,822	$5,104	$3,205	$1,635	$20,142	$18,771	$16,280

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

16

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2012

	Product D – see Note 1
	DWS Variable Series I*	DWS Variable Series II*	Federated Insurance Series*				Fidelity® Variable Insurance Products Funds*
	Global Small Cap Growth Subaccount	Global Thematic Subaccount	Capital Appreciation Subaccount	Managed Volatility Subaccount	Prime Money Subaccount	Quality Bond Subaccount	Contrafund – SC2 Subaccount	Growth – SC2 Subaccount
Income:
Dividends	$100	$6,261	$2,492	$2,495	$–	$40,355	$8,873	$80
Expenses:
Mortality and expense risk	–	–	–	–	–	–	–	–
Net investment income (loss)	100	6,261	2,492	2,495	–	40,355	8,873	80
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	448	11,178	(16,772)	265	–	3,879	11,854	1,329
Realized gain distributions	778	–	25,378	5,010	–	–	–	–
Total realized gain (loss) on investments	1,226	11,178	8,606	5,275	–	3,879	11,854	1,329
Change in unrealized appreciation/depreciation of investments	798	61,525	25,502	2,963	–	34,724	24,690	1,261
Net increase (decrease) in net assets from operations	$2,124	$78,964	$36,600	$10,733	$–	$78,958	$45,417	$2,670

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

17

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2012

	Product D – see Note 1
	Fidelity® Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*
	High Income – SC2 Subaccount	Index 500 – SC2 Subaccount	Mid-Cap – SC2 Subaccount	Fidelity Real Estate – SC2 Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Bond Securities Subaccount
Income:
Dividends	$5,967	$1,038	$403	$3,078	$2,769	$6,902	$719	$2,519
Expenses:
Mortality and expense risk	–	–	–	–	–	–	–	–
Net investment income (loss)	5,967	1,038	403	3,078	2,769	6,902	719	2,519
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	720	1,425	24,787	81,806	32,178	3,404	986	685
Realized gain distributions	–	664	8,356	4,539	–	–	–	63
Total realized gain (loss) on investments	720	2,089	33,143	86,345	32,178	3,404	986	748
Change in unrealized appreciation/depreciation of investments	(578)	4,315	(13,567)	(40,282)	(24,578)	(5,367)	2,693	24,031
Net increase (decrease) in net assets from operations	$6,109	$7,442	$19,979	$49,141	$10,369	$4,939	$4,398	$27,298

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

18

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2012

	Product D – see Note 1
	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*
	Intrepid Growth Subaccount	Intrepid Mid Cap Subaccount	Mid Cap Growth Subaccount	Small Cap Core – CL2 Subaccount	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$3,338	$85	$–	$–	$16,334	$203	$476	$3,357
Expenses:
Mortality and expense risk	–	–	–	–	–	–	–	–
Net investment income (loss)	3,338	85	–	–	16,334	203	476	3,357
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	86,122	2,581	2,230	4,450	78,231	2,109	465	299
Realized gain distributions	–	–	318	–	–	258	731	–
Total realized gain (loss) on investments	86,122	2,581	2,548	4,450	78,231	2,367	1,196	299
Change in unrealized appreciation/depreciation of investments	(28,366)	38,821	983	1,540	14,519	2,057	1,569	21,159
Net increase (decrease) in net assets from operations	$61,094	$41,487	$3,531	$5,990	$109,084	$4,627	$3,241	$24,815

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

19

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

	Products A, B and C – see Note 1
	American Century Variable Portfolios, Inc.*
	American Century Mid Cap Value Subaccount		Inflation Protection Bond Subaccount		Ultra Subaccount		Value Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,311	$491	$3,061	$4,636	$(7,398)	$(6,884)	$8,344	$1,591
Net realized gain (loss) on investments	8,687	4,556	5,388	5,407	3,595	(2,910)	40,958	(259)
Change in unrealized appreciation/ depreciation of investments	6,328	(6,392)	1,873	4,618	101,401	11,091	28,253	(1,308)
Net increase (decrease) in net assets from operations	16,326	(1,345)	10,322	14,661	97,598	1,297	77,555	24
Contract transactions:
Transfers of net premiums	17,062	19,723	18,058	20,105	118,039	121,842	99,562	20,499
Transfers of surrenders and death benefits	(7,733)	(9,102)	(4,012)	(11,997)	(41,187)	(30,340)	(186,388)	(5,134)
Transfers of policy loans	(2,612)	(6,023)	(3,851)	(6,215)	(17,099)	(12,020)	(33,137)	(1,680)
Transfers of cost of insurance and other charges	(9,376)	(9,764)	(11,166)	(10,683)	(70,499)	(70,511)	(51,317)	(12,718)
Transfers between subaccounts, including Declared Interest Option account	(2,066)	6,254	43,596	(6,479)	(23,595)	(3,439)	1,238,760	437
Net increase (decrease) in net assets from contract transactions	(4,725)	1,088	42,625	(15,269)	(34,341)	5,532	1,067,480	1,404
Total increase (decrease) in net assets	11,601	(257)	52,947	(608)	63,257	6,829	1,145,035	1,428
Net assets at beginning of period	108,891	109,148	143,059	143,667	755,530	748,701	138,188	136,760
Net assets at end of period	$120,492	$108,891	$196,006	$143,059	$818,787	$755,530	$1,283,223	$138,188

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

20

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	American Century Variable Portfolios, Inc.*		Calvert Variable Products, Inc.*
	Vista Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(10,690)	$(10,887)	$(4,183)	$(9,819)	$1,858	$(8,558)	$1,592	$(5,880)
Net realized gain (loss) on investments	14,965	14,664	178,237	138,698	83,121	64,891	90,118	31,638
Change in unrealized appreciation/ depreciation of investments	155,810	(106,529)	87,179	(93,933)	214,713	(184,609)	303,022	(96,576)
Net increase (decrease) in net assets from operations	160,085	(102,752)	261,233	34,946	299,692	(128,276)	394,732	(70,818)
Contract transactions:
Transfers of net premiums	157,169	178,572	200,765	205,894	292,367	324,723	316,999	343,071
Transfers of surrenders and death benefits	(45,443)	(46,636)	(132,537)	(75,934)	(103,029)	(133,709)	(138,660)	(190,798)
Transfers of policy loans	(31,310)	(24,523)	(31,850)	(38,358)	(27,465)	(43,205)	(24,262)	(55,129)
Transfers of cost of insurance and other charges	(88,503)	(94,199)	(122,406)	(118,331)	(154,743)	(161,302)	(187,716)	(195,020)
Transfers between subaccounts, including Declared Interest Option account	(74,222)	(41,729)	(16,840)	(28,060)	(101,181)	(55,383)	(106,650)	(61,851)
Net increase (decrease) in net assets from contract transactions	(82,309)	(28,515)	(102,868)	(54,789)	(94,051)	(68,876)	(140,289)	(159,727)
Total increase (decrease) in net assets	77,776	(131,267)	158,365	(19,843)	205,641	(197,152)	254,443	(230,545)
Net assets at beginning of period	1,109,239	1,240,506	1,565,084	1,584,927	2,125,915	2,323,067	2,480,648	2,711,193
Net assets at end of period	$1,187,015	$1,109,239	$1,723,449	$1,565,084	$2,331,556	$2,125,915	$2,735,091	$2,480,648

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.
21

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Dreyfus Variable Investment Fund*
	Appreciation Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount		Opportunistic Small Cap Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$50,106	$12,575	$3,162	$2,028	$(9,137)	$56,243	$(8,417)	$(4,616)
Net realized gain (loss) on investments	57,715	(36,964)	(7,760)	(9,099)	294,105	(409,499)	(43,354)	(61,521)
Change in unrealized appreciation/ depreciation of investments	34,471	150,025	91,832	(14,235)	200,336	(157,845)	214,940	(76,859)
Net increase (decrease) in net assets from operations	142,292	125,636	87,234	(21,306)	485,304	(511,101)	163,169	(142,996)
Contract transactions:
Transfers of net premiums	253,433	211,719	79,996	83,917	401,614	625,253	133,088	144,642
Transfers of surrenders and death benefits	(279,089)	(100,897)	(25,890)	(41,268)	(190,275)	(189,252)	(44,151)	(77,537)
Transfers of policy loans	(60,465)	(32,536)	(4,678)	(10,512)	(40,655)	(84,708)	(12,346)	(25,298)
Transfers of cost of insurance and other charges	(142,934)	(116,245)	(40,206)	(40,254)	(197,684)	(292,668)	(62,757)	(66,294)
Transfers between subaccounts, including Declared Interest Option account	763,672	(31,342)	(18,291)	(1,750)	(1,656,391)	(881,316)	(54,341)	(7,756)
Net increase (decrease) in net assets from contract transactions	534,617	(69,301)	(9,069)	(9,867)	(1,683,391)	(822,691)	(40,507)	(32,243)
Total increase (decrease) in net assets	676,909	56,335	78,165	(31,173)	(1,198,087)	(1,333,792)	122,662	(175,239)
Net assets at beginning of period	1,576,426	1,520,091	517,396	548,569	3,029,199	4,362,991	857,250	1,032,489
Net assets at end of period	$2,253,335	$1,576,426	$595,561	$517,396	$1,831,112	$3,029,199	$979,912	$857,250

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

22

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Dreyfus Socially Responsible Growth Fund, Inc.*		Federated Insurance Series*
	Socially Responsible Growth Subaccount		Capital Appreciation Subaccount		Managed Volatility Subaccount		Prime Money Subaccount
	Year Ended December 31		Year ended December 31 Except as Noted		Year ended December 31 Except as Noted		Year ended December 31 Except as Noted
	2012	2011	2012	2011 (1)	2012	2011 (1)	2012	2011 (1)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(971)	$(679)	$(254,138)	$(288,381)	$818,779	$(155,943)	$(11,878)	$(5,643)
Net realized gain (loss) on investments	12,163	3,003	3,826,030	(243,907)	2,372,408	(51,728)	–	–
Change in unrealized appreciation/ depreciation of investments	20,732	(2,744)	2,785,510	(4,517,657)	1,453,403	3,007	–	–
Net increase (decrease) in net assets from operations	31,924	(420)	6,357,402	(5,049,945)	4,644,590	(204,664)	(11,878)	(5,643)
Contract transactions:
Transfers of net premiums	22,690	35,611	6,808,239	2,989,601	187,613	3,177,698	1,337,693	73,520
Transfers of surrenders and death benefits	(13,690)	(10,099)	(3,125,201)	(1,633,487)	(1,534,626)	(799,873)	(33,731)	(31,660)
Transfers of policy loans	(7,063)	(2,714)	(549,776)	(251,414)	(274,281)	(105,304)	(38,649)	(7,449)
Transfers of cost of insurance and other charges	(15,558)	(17,730)	(5,740,812)	(2,690,845)	(3,022,446)	(1,412,592)	(122,466)	(59,386)
Transfers between subaccounts, including Declared Interest Option account	(28,180)	(3,586)	(2,965,866)	76,733,718	(882,015)	39,320,517	(40,512)	1,391,558
Net increase (decrease) in net assets from contract transactions	(41,801)	1,482	(5,573,416)	75,335,670	(2,723,767)	38,340,441	(47,745)	1,366,583
Total increase (decrease) in net assets	(9,877)	1,062	783,986	70,285,725	1,920,823	38,135,777	(59,623)	1,360,940
Net assets at beginning of period	295,124	294,062	70,285,725	–	38,135,777	–	1,360,940	–
Net assets at end of period	$285,247	$295,124	$71,069,711	$70,285,725	$40,056,600	$38,135,777	$1,301,317	$1,360,940

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

23

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Federated Insurance Series*		Fidelity® Variable Insurance Products Funds*
	Quality Bond Subaccount		Contrafund Subaccount		Growth Subaccount		Fidelity Growth & Income Subaccount
	Year ended December 31 Except as Noted		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011 (1)	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$769,137	$(99,846)	$71,387	$18,375	$(42,489)	$(71,602)	$63,601	$40,130
Net realized gain (loss) on investments	21,827	(14,665)	186,702	285,019	227,312	88,612	92,534	41,179
Change in unrealized appreciation/ depreciation of investments	1,231,298	(337,638)	1,966,439	(801,406)	1,567,673	(81,260)	588,561	(45,173)
Net increase (decrease) in net assets from operations	2,022,262	(452,149)	2,224,528	(498,012)	1,752,496	(64,250)	744,696	36,136
Contract transactions:
Transfers of net premiums	2,176,768	994,217	1,742,343	1,809,027	1,471,942	1,573,107	529,397	566,538
Transfers of surrenders and death benefits	(1,215,672)	(493,038)	(1,073,105)	(715,149)	(636,538)	(574,112)	(264,410)	(276,630)
Transfers of policy loans	(250,553)	(87,028)	(231,262)	(239,238)	(156,022)	(197,015)	(37,959)	(44,100)
Transfers of cost of insurance and other charges	(1,913,481)	(929,300)	(1,202,496)	(1,208,744)	(1,055,133)	(1,058,478)	(363,781)	(368,518)
Transfers between subaccounts, including Declared Interest Option account	(492,040)	24,752,583	122,202	(297,269)	(281,045)	(371,049)	(135,037)	(121,274)
Net increase (decrease) in net assets from contract transactions	(1,694,978)	24,237,434	(642,318)	(651,373)	(656,796)	(627,547)	(271,790)	(243,984)
Total increase (decrease) in net assets	327,284	23,785,285	1,582,210	(1,149,385)	1,095,700	(691,797)	472,906	(207,848)
Net assets at beginning of period	23,785,285	–	14,574,766	15,724,151	12,857,806	13,549,603	4,341,737	4,549,585
Net assets at end of period	$24,112,569	$23,785,285	$16,156,976	$14,574,766	$13,953,506	$12,857,806	$4,814,643	$4,341,737

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

24

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Fidelity® Variable Insurance Products Funds*
	High Income – SC2 Subaccount		Index 500 Subaccount		Mid-Cap – SC2 Subaccount		Overseas Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$137,840	$77,189	$140,720	$118,331	$(21,005)	$(37,481)	$37,348	$19,083
Net realized gain (loss) on investments	(31,846)	(20,103)	257,469	226,745	290,850	(19,838)	94,980	83,985
Change in unrealized appreciation/ depreciation of investments	116,829	(20,613)	1,182,896	(212,848)	243,811	(456,935)	480,159	(796,665)
Net increase (decrease) in net assets from operations	222,823	36,473	1,581,085	132,228	513,656	(514,254)	612,487	(693,597)
Contract transactions:
Transfers of net premiums	249,961	182,964	1,245,447	1,330,842	521,883	567,606	435,356	459,034
Transfers of surrenders and death benefits	(232,807)	(72,932)	(611,255)	(534,229)	(302,606)	(192,753)	(191,698)	(133,819)
Transfers of policy loans	(71,284)	(38,627)	(124,182)	(176,481)	(71,390)	(85,656)	(39,186)	(54,693)
Transfers of cost of insurance and other charges	(142,043)	(96,331)	(851,392)	(842,133)	(318,803)	(343,294)	(251,673)	(275,787)
Transfers between subaccounts, including Declared Interest Option account	1,477,659	19,923	(164,697)	(194,549)	(128,368)	(53,910)	(94,028)	(130,036)
Net increase (decrease) in net assets from contract transactions	1,281,486	(5,003)	(506,079)	(416,550)	(299,284)	(108,007)	(141,229)	(135,301)
Total increase (decrease) in net assets	1,504,309	31,470	1,075,006	(284,322)	214,372	(622,261)	471,258	(828,898)
Net assets at beginning of period	1,285,609	1,254,139	10,794,163	11,078,485	3,864,151	4,486,412	3,178,323	4,007,221
Net assets at end of period	$2,789,918	$1,285,609	$11,869,169	$10,794,163	$4,078,523	$3,864,151	$3,649,581	$3,178,323

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

25

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Franklin Templeton Variable Insurance Products Trust*
	Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(19,475)	$142,586	$(196)	$(7,100)	$(14,910)	$(13,313)	$71,956	$88,649
Net realized gain (loss) on investments	(384,188)	(403,245)	139,508	(112,532)	111,627	(10,154)	52,287	16,793
Change in unrealized appreciation/ depreciation of investments	902,100	132,728	219,820	(11,170)	68,821	(56,292)	(84,658)	74,506
Net increase (decrease) in net assets from operations	498,437	(127,931)	359,132	(130,802)	165,538	(79,759)	39,585	179,948
Contract transactions:
Transfers of net premiums	329,831	370,171	356,694	485,334	225,123	202,691	516,596	544,070
Transfers of surrenders and death benefits	(135,226)	(131,618)	(218,982)	(208,063)	(164,960)	(129,267)	(335,103)	(208,501)
Transfers of policy loans	(31,487)	(71,962)	(53,925)	(58,377)	(49,240)	(22,417)	(103,279)	(55,488)
Transfers of cost of insurance and other charges	(183,998)	(184,551)	(209,999)	(258,663)	(118,641)	(109,277)	(299,478)	(302,004)
Transfers between subaccounts, including Declared Interest Option account	(98,838)	(36,900)	(950,735)	(287,262)	563,897	(73,760)	(46,862)	482,388
Net increase (decrease) in net assets from contract transactions	(119,718)	(54,860)	(1,076,947)	(327,031)	456,179	(132,030)	(268,126)	460,465
Total increase (decrease) in net assets	378,719	(182,791)	(717,815)	(457,833)	621,717	(211,789)	(228,541)	640,413
Net assets at beginning of period	1,950,724	2,133,515	2,989,912	3,447,745	1,357,087	1,568,876	4,102,222	3,461,809
Net assets at end of period	$2,329,443	$1,950,724	$2,272,097	$2,989,912	$1,978,804	$1,357,087	$3,873,681	$4,102,222

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

26

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Insurance Trust*
	Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount		Small Cap Core Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$14,773	$18,201	$12,533	$2,819	$(2,650)	$7,775	$(8,485)	$(9,224)
Net realized gain (loss) on investments	(52,179)	(39,781)	29,691	168,536	16,078	355	(18,110)	(33,455)
Change in unrealized appreciation/ depreciation of investments	191,618	338	159,310	(188,645)	422,638	18,790	232,872	(15,862)
Net increase (decrease) in net assets from operations	154,212	(21,242)	201,534	(17,290)	436,066	26,920	206,277	(58,541)
Contract transactions:
Transfers of net premiums	161,902	183,174	157,322	229,432	324,192	237,920	156,304	178,839
Transfers of surrenders and death benefits	(78,760)	(55,041)	(76,916)	(68,445)	(336,971)	(88,089)	(66,914)	(88,933)
Transfers of policy loans	(15,028)	(41,863)	(19,749)	(23,453)	(46,126)	(38,267)	(19,049)	(63,645)
Transfers of cost of insurance and other charges	(103,785)	(109,222)	(79,384)	(110,479)	(186,236)	(137,412)	(83,817)	(88,013)
Transfers between subaccounts, including Declared Interest Option account	(61,238)	(89,862)	(50,895)	(852,978)	1,516,448	(81,405)	(27,965)	(41,413)
Net increase (decrease) in net assets from contract transactions	(96,909)	(112,814)	(69,622)	(825,923)	1,271,307	(107,253)	(41,441)	(103,165)
Total increase (decrease) in net assets	57,303	(134,056)	131,912	(843,213)	1,707,373	(80,333)	164,836	(161,706)
Net assets at beginning of period	1,188,856	1,322,912	1,044,821	1,888,034	1,750,712	1,831,045	1,112,152	1,273,858
Net assets at end of period	$1,246,159	$1,188,856	$1,176,733	$1,044,821	$3,458,085	$1,750,712	$1,276,988	$1,112,152

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

27

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	T. Rowe Price Equity Series, Inc.*
	Equity Income Subaccount		Mid Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$75,945	$52,157	$(83,693)	$(84,763)	$(26,463)	$(38,910)	$85,325	$93,206
Net realized gain (loss) on investments	(282,629)	(87,714)	1,138,290	1,339,150	226,620	666,289	450,502	152,753
Change in unrealized appreciation/ depreciation of investments	1,116,672	(82,552)	58,987	(1,437,420)	365,365	(733,990)	522,440	(333,474)
Net increase (decrease) in net assets from operations	909,988	(118,109)	1,113,584	(183,033)	565,522	(106,611)	1,058,267	(87,515)
Contract transactions:
Transfers of net premiums	793,370	859,700	725,014	774,796	565,237	718,146	796,921	836,485
Transfers of surrenders and death benefits	(454,529)	(278,086)	(459,401)	(365,267)	(305,175)	(285,085)	(368,304)	(341,120)
Transfers of policy loans	(110,303)	(122,077)	(98,062)	(133,420)	(61,755)	(81,940)	(85,614)	(109,001)
Transfers of cost of insurance and other charges	(464,664)	(468,186)	(664,602)	(695,181)	(374,051)	(435,112)	(584,193)	(609,535)
Transfers between subaccounts, including Declared Interest Option account	(696,261)	535,942	(127,501)	(187,976)	(1,713,610)	(8,058)	(193,193)	(206,273)
Net increase (decrease) in net assets from contract transactions	(932,387)	527,293	(624,552)	(607,048)	(1,889,354)	(92,049)	(434,383)	(429,444)
Total increase (decrease) in net assets	(22,399)	409,184	489,032	(790,081)	(1,323,832)	(198,660)	623,884	(516,959)
Net assets at beginning of period	5,945,553	5,536,369	8,821,706	9,611,787	5,533,647	5,732,307	7,648,824	8,165,783
Net assets at end of period	$5,923,154	$5,945,553	$9,310,738	$8,821,706	$4,209,815	$5,533,647	$8,272,708	$7,648,824

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

28

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Products A, B and C – see Note 1
	T. Rowe Price International Series, Inc.*
	International Stock Subaccount
	Year Ended December 31
	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$16,094	$30,820
Net realized gain (loss) on investments	64,243	56,672
Change in unrealized appreciation/ depreciation of investments	551,604	(680,956)
Net increase (decrease) in net assets from operations	631,941	(593,464)
Contract transactions:
Transfers of net premiums	549,176	466,350
Transfers of surrenders and death benefits	(436,643)	(134,450)
Transfers of policy loans	(92,828)	(47,613)
Transfers of cost of insurance and other charges	(295,845)	(250,105)
Transfers between subaccounts, including Declared Interest Option account	472,983	1,668,484
Net increase (decrease) in net assets from contract transactions	196,843	1,702,666
Total increase (decrease) in net assets	828,784	1,109,202
Net assets at beginning of period	3,415,614	2,306,412
Net assets at end of period	$4,244,398	$3,415,614

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

29

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	Calvert Variable Products, Inc.*
	EAFE International Index – F Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index – F Subaccount		S&P MidCap 400 Index – F Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,299	$10,352	$576	$210	$293	$94	$139	$67
Net realized gain (loss) on investments	(9,161)	25,785	12,309	5,191	2,698	3,682	1,036	2,211
Change in unrealized appreciation/ depreciation of investments	44,797	(109,664)	(1,063)	(3,640)	2,113	(5,227)	2,030	(2,828)
Net increase (decrease) in net assets from operations	36,935	(73,527)	11,822	1,761	5,104	(1,451)	3,205	(550)
Contract transactions:
Transfers of net premiums	147,320	270,196	12,732	17,225	7,926	7,445	7,444	7,939
Transfers of surrenders and death benefits	(11,053)	(6,977)	(780)	–	–	(3,191)	–	(3,250)
Transfers of policy loans	(655)	(15,537)	(2,083)	–	–	–	–	–
Transfers of cost of insurance and other charges	(59,092)	(106,397)	(10,117)	(11,191)	(4,121)	(4,097)	(3,999)	(4,262)
Transfers between subaccounts, including Declared Interest Option account	(618,213)	(31,932)	(501)	(158)	(188)	(2,091)	504	(7,217)
Net increase (decrease) in net assets from contract transactions	(541,693)	109,353	(749)	5,876	3,617	(1,934)	3,949	(6,790)
Total increase (decrease) in net assets	(504,758)	35,826	11,073	7,637	8,721	(3,385)	7,154	(7,340)
Net assets at beginning of period	532,140	496,314	73,480	65,843	31,870	35,255	16,824	24,164
Net assets at end of period	$27,382	$532,140	$84,553	$73,480	$40,591	$31,870	$23,978	$16,824

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

30

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	Columbia Variable Products, Inc.*
	International Opportunity Subaccount		Mid Cap Value Opportunity Subaccount		Small Cap Value Subaccount		Small Co. Growth Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$175	$399	$–	$3,315	$35	$84	$–	$–
Net realized gain (loss) on investments	(169)	43	19,204	15,279	1,281	1,471	28,522	14,204
Change in unrealized appreciation/ depreciation of investments	1,629	(1,437)	938	(31,285)	17,455	(2,057)	(12,242)	(22,665)
Net increase (decrease) in net assets from operations	1,635	(995)	20,142	(12,691)	18,771	(502)	16,280	(8,461)
Contract transactions:
Transfers of net premiums	4,036	3,990	56,988	103,182	31,158	3,053	56,700	87,049
Transfers of surrenders and death benefits	–	–	(4,255)	(2,605)	(2,799)	–	(4,046)	(2,433)
Transfers of policy loans	(427)	–	(232)	(2,382)	(587)	–	(234)	(81)
Transfers of cost of insurance and other charges	(2,523)	(2,424)	(24,850)	(42,630)	(15,134)	(1,712)	(23,614)	(36,168)
Transfers between subaccounts, including Declared Interest Option account	1,551	646	(218,156)	(49,872)	209,898	725	(164,011)	(28,154)
Net increase (decrease) in net assets from contract transactions	2,637	2,212	(190,505)	5,693	222,536	2,066	(135,205)	20,213
Total increase (decrease) in net assets	4,272	1,217	(170,363)	(6,998)	241,307	1,564	(118,925)	11,752
Net assets at beginning of period	7,832	6,615	200,092	207,090	10,531	8,967	174,310	162,558
Net assets at end of period	$12,104	$7,832	$29,729	$200,092	$251,838	$10,531	$55,385	$174,310

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

31

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	DWS Variable Series I*		DWS Variable Series II*		Federated Insurance Series*
	Global Small Cap Growth Subaccount		Global Thematic Subaccount		Capital Appreciation Subaccount		Managed Volatility Subaccount
	Year Ended December 31		Year Ended December 31		Year ended December 31 Except as Noted		Year ended December 31 Except as Noted
	2012	2011	2012	2011	2012	2011 (1)	2012	2011 (1)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$100	$194	$6,261	$2,499	$2,492	$–	$2,495	$–
Net realized gain (loss) on investments	1,226	752	11,178	23,128	8,606	(2,462)	5,275	(113)
Change in unrealized appreciation/ depreciation of investments	798	(2,206)	61,525	(86,944)	25,502	(21,969)	2,963	323
Net increase (decrease) in net assets from operations	2,124	(1,260)	78,964	(61,317)	36,600	(24,431)	10,733	210
Contract transactions:
Transfers of net premiums	7,923	7,390	171,376	201,785	133,596	79,445	27,521	13,606
Transfers of surrenders and death benefits	(1,270)	–	(14,499)	(4,715)	(11,342)	(3,247)	(4,139)	–
Transfers of policy loans	–	–	(2,576)	(17,454)	(1,422)	(17,142)	(1,611)	–
Transfers of cost of insurance and other charges	(4,049)	(3,867)	(74,844)	(79,524)	(60,072)	(35,263)	(14,392)	(6,778)
Transfers between subaccounts, including Declared Interest Option account	(4,258)	–	(5,648)	(20,722)	(245,488)	417,344	(10,756)	69,654
Net increase (decrease) in net assets from contract transactions	(1,654)	3,523	73,809	79,370	(184,728)	441,137	(3,377)	76,482
Total increase (decrease) in net assets	470	2,263	152,773	18,053	(148,128)	416,706	7,356	76,692
Net assets at beginning of period	12,664	10,401	386,275	368,222	416,706	–	76,692	–
Net assets at end of period	$13,134	$12,664	$539,048	$386,275	$268,578	$416,706	$84,048	$76,692

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

32

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	Federated Insurance Series*				Fidelity® Variable Insurance Products Funds*
	Prime Money Subaccount		Quality Bond Subaccount		Contrafund – SC2 Subaccount		Growth – SC2 Subaccount
	Year ended December 31 Except as Noted		Year ended December 31 Except as Noted		Year Ended December 31		Year Ended December 31
	2012	2011 (1)	2012	2011 (1)	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$–	$–	$40,355	$–	$8,873	$1,338	$80	$25
Net realized gain (loss) on investments	–	–	3,879	(1,496)	11,854	8,833	1,329	1,375
Change in unrealized appreciation/ depreciation of investments	–	–	34,724	(11,483)	24,690	(14,463)	1,261	(1,455)
Net increase (decrease) in net assets from operations	–	–	78,958	(12,979)	45,417	(4,292)	2,670	(55)
Contract transactions:
Transfers of net premiums	9,959	8,106	287,699	168,261	134,557	61,482	6,685	6,907
Transfers of surrenders and death benefits	(1,325)	(48)	(29,824)	(7,758)	(12,241)	(6,272)	–	(345)
Transfers of policy loans	(258)	(6,105)	(2,954)	(54,728)	(5,355)	(2,479)	(1,649)	–
Transfers of cost of insurance and other charges	(4,678)	(3,731)	(132,236)	(80,390)	(64,476)	(30,002)	(3,687)	(3,839)
Transfers between subaccounts, including Declared Interest Option account	(41,462)	46,065	(505,584)	915,039	544,539	(949)	(58)	(798)
Net increase (decrease) in net assets from contract transactions	(37,764)	44,287	(382,899)	940,424	597,024	21,780	1,291	1,925
Total increase (decrease) in net assets	(37,764)	44,287	(303,941)	927,445	642,441	17,488	3,961	1,870
Net assets at beginning of period	44,287	–	927,445	–	161,657	144,169	18,463	16,593
Net assets at end of period	$6,523	$44,287	$623,504	$927,445	$804,098	$161,657	$22,424	$18,463

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

33

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	Fidelity® Variable Insurance Products Funds*
	High Income – SC2 Subaccount		Index 500 – SC2 Subaccount		Mid-Cap – SC2 Subaccount		Fidelity Real Estate – SC2 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$5,967	$965	$1,038	$822	$403	$41	$3,078	$2,404
Net realized gain (loss) on investments	720	191	2,089	2,016	33,143	7,312	86,345	20,506
Change in unrealized appreciation/ depreciation of investments	(578)	(727)	4,315	(2,114)	(13,567)	(26,085)	(40,282)	(4,831)
Net increase (decrease) in net assets from operations	6,109	429	7,442	724	19,979	(18,732)	49,141	18,079
Contract transactions:
Transfers of net premiums	15,969	5,672	11,429	11,207	45,717	65,708	87,785	107,158
Transfers of surrenders and death benefits	(4,316)	–	–	–	(3,882)	(4,565)	(6,477)	(2,684)
Transfers of policy loans	(2,103)	–	(1,491)	–	(1,394)	(2,634)	(1,162)	(10,095)
Transfers of cost of insurance and other charges	(8,375)	(2,637)	(7,351)	(6,932)	(22,195)	(30,321)	(40,687)	(44,897)
Transfers between subaccounts, including Declared Interest Option account	85,009	(210)	(56)	(604)	(100,146)	(3,403)	(99,359)	(12,423)
Net increase (decrease) in net assets from contract transactions	86,184	2,825	2,531	3,671	(81,900)	24,785	(59,900)	37,059
Total increase (decrease) in net assets	92,293	3,254	9,973	4,395	(61,921)	6,053	(10,759)	55,138
Net assets at beginning of period	14,160	10,906	46,379	41,984	166,777	160,724	260,906	205,768
Net assets at end of period	$106,453	$14,160	$56,352	$46,379	$104,856	$166,777	$250,147	$260,906

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

34

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	Franklin Templeton Variable Insurance Products Trust*
	Franklin Small Cap Value Securities Subaccount		Franklin U.S. Government Subaccount		Mutual Shares Securities Subaccount		Templeton Global Bond Securities Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,769	$2,042	$6,902	$7,128	$719	$657	$2,519	$2,175
Net realized gain (loss) on investments	32,178	17,065	3,404	695	986	2,074	748	2,296
Change in unrealized appreciation/ depreciation of investments	(24,578)	(30,922)	(5,367)	4,541	2,693	(3,235)	24,031	(4,348)
Net increase (decrease) in net assets from operations	10,369	(11,815)	4,939	12,364	4,398	(504)	27,298	123
Contract transactions:
Transfers of net premiums	70,234	131,600	134,253	102,568	8,556	12,283	59,528	14,655
Transfers of surrenders and death benefits	(5,166)	(6,072)	(16,078)	(2,408)	(452)	–	(5,486)	–
Transfers of policy loans	(1,094)	(18,733)	(1,155)	(16,793)	(1,297)	(2,322)	(1,393)	(2,057)
Transfers of cost of insurance and other charges	(33,771)	(53,334)	(63,645)	(42,217)	(5,321)	(5,572)	(29,079)	(6,193)
Transfers between subaccounts, including Declared Interest Option account	(306,797)	7,442	355,606	8,956	(325)	(3,160)	361,808	(7,761)
Net increase (decrease) in net assets from contract transactions	(276,594)	60,903	408,981	50,106	1,161	1,229	385,378	(1,356)
Total increase (decrease) in net assets	(266,225)	49,088	413,920	62,470	5,559	725	412,676	(1,233)
Net assets at beginning of period	304,010	254,922	240,517	178,047	29,989	29,264	33,977	35,210
Net assets at end of period	$37,785	$304,010	$654,437	$240,517	$35,548	$29,989	$446,653	$33,977

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.
35

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	J.P. Morgan Insurance Trust*
	Intrepid Growth Subaccount		Intrepid Mid Cap Subaccount		Mid Cap Growth Subaccount		Small Cap Core – CL2 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,338	$3,746	$85	$61	$–	$–	$–	$–
Net realized gain (loss) on investments	86,122	19,724	2,581	374	2,548	1,971	4,450	1,210
Change in unrealized appreciation/ depreciation of investments	(28,366)	(17,904)	38,821	(561)	983	(3,353)	1,540	(2,507)
Net increase (decrease) in net assets from operations	61,094	5,566	41,487	(126)	3,531	(1,382)	5,990	(1,297)
Contract transactions:
Transfers of net premiums	140,058	185,074	92,236	2,082	7,264	9,563	7,910	11,138
Transfers of surrenders and death benefits	(12,098)	(4,901)	(9,037)	–	(557)	–	(3,855)	–
Transfers of policy loans	(824)	(17,229)	(1,132)	–	–	(2,403)	(638)	(2,346)
Transfers of cost of insurance and other charges	(62,977)	(75,739)	(42,632)	(1,316)	(4,655)	(5,122)	(4,911)	(4,974)
Transfers between subaccounts, including Declared Interest Option account	(214,932)	(13,100)	640,422	–	(4,609)	(55)	(7,628)	2,978
Net increase (decrease) in net assets from contract transactions	(150,773)	74,105	679,857	766	(2,557)	1,983	(9,122)	6,796
Total increase (decrease) in net assets	(89,679)	79,671	721,344	640	974	601	(3,132)	5,499
Net assets at beginning of period	408,992	329,321	7,198	6,558	22,668	22,067	31,857	26,358
Net assets at end of period	$319,313	$408,992	$728,542	$7,198	$23,642	$22,668	$28,725	$31,857

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

36

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

	Product D – see Note 1
	T. Rowe Price Equity Series, Inc.*						T. Rowe Price International Series, Inc.*
	Equity Income Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$16,334	$10,126	$203	$77	$476	$397	$3,357	$385
Net realized gain (loss) on investments	78,231	17,716	2,367	3,577	1,196	1,507	299	1,196
Change in unrealized appreciation/ depreciation of investments	14,519	(32,593)	2,057	(4,150)	1,569	(1,930)	21,159	(4,869)
Net increase (decrease) in net assets from operations	109,084	(4,751)	4,627	(496)	3,241	(26)	24,815	(3,288)
Contract transactions:
Transfers of net premiums	247,426	264,487	9,485	9,823	7,642	7,257	39,013	8,388
Transfers of surrenders and death benefits	(22,438)	(8,865)	(477)	–	–	(2,874)	(1,715)	–
Transfers of policy loans	(2,398)	(24,889)	(1,854)	–	–	–	(661)	(246)
Transfers of cost of insurance and other charges	(112,858)	(106,933)	(6,302)	(5,971)	(3,646)	(3,460)	(17,646)	(3,937)
Transfers between subaccounts, including Declared Interest Option account	58,717	(8,917)	1,936	(897)	–	362	212,236	(2,027)
Net increase (decrease) in net assets from contract transactions	168,449	114,883	2,788	2,955	3,996	1,285	231,227	2,178
Total increase (decrease) in net assets	277,533	110,132	7,415	2,459	7,237	1,259	256,042	(1,110)
Net assets at beginning of period	594,457	484,325	34,316	31,857	19,829	18,570	22,166	23,276
Net assets at end of period	$871,990	$594,457	$41,731	$34,316	$27,066	$19,829	$278,208	$22,166

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

37

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2012

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company.

At the direction of eligible policy owners, the Account invests in fifty-five investment options in the following open-end registered investment companies (the Funds).

Subaccount	Product	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	A, B & C	VP Mid Cap Value Fund
Inflation Protection Bond	A, B & C	VP Inflation Protection Bond Fund
Ultra	A, B & C	VP Ultra® Fund
Value	A, B & C	VP Value Fund
Vista	A, B & C	VP VistaSM Fund
Calvert Variable Products, Inc.:
EAFE International Index – F	D	EAFE International Index Portfolio – Class F
NASDAQ 100 Index	A, B, C & D	NASDAQ-100 Index Portfolio
Russell 2000 Small Cap Index	A, B & C	Russell 2000 Small Cap Index Portfolio
Russell 2000 Small Cap Index – F	D	Russell 2000 Small Cap Index Portfolio – Class F
S&P MidCap 400 Index	A, B & C	S&P MidCap 400 Index Portfolio
S&P MidCap 400 Index – F	D	S&P MidCap 400 Index Portfolio – Class F
Columbia Variable Products, Inc.:
International Opportunity	D	International Opportunity Fund – Class 1
Mid Cap Value Opportunity	D	Mid Cap Value Opportunity Fund – Class 1
Small Cap Value	D	Small Cap Value Fund – Class 2
Small Co. Growth	D	Small Company Growth Fund – Class 2
Dreyfus Variable Investment Fund:
Appreciation	A, B & C	VIF Appreciation Portfolio – Initial Share Class
Dreyfus Growth & Income	A, B & C	VIF Growth and Income Portfolio – Initial Share Class
International Equity	A, B & C	VIF International Equity Portfolio – Initial Share Class
Opportunistic Small Cap	A, B & C	VIF Opportunistic Small Cap Portfolio – Initial Share Class
Socially Responsible Growth	A, B & C	Dreyfus Socially Responsible Growth Fund, Inc. – Service Share Class
DWS Variable Series I:
Global Small Cap Growth	D	DWS Global Small Cap Growth VIP – Class A
DWS Variable Series II:
Global Thematic	D	DWS Global Thematic VIP – Class A

38

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Product	Invests Exclusively in Shares of
Federated Insurance Series:
Capital Appreciation	A, B, C & D	Federated Capital Appreciation Fund II – Primary Shares
Managed Volatility	A, B, C & D	Federated Managed Volatility Fund II
Prime Money	A, B, C & D	Federated Prime Money Fund II
Quality Bond	A, B, C & D	Federated Quality Bond Fund II – Primary Shares
Fidelity® Variable Insurance Products Funds:
Contrafund	A, B & C	VIP Contrafund® Portfolio – Initial Class
Contrafund – SC2	D	VIP Contrafund® Portfolio – Service Class 2
Growth	A, B & C	VIP Growth Portfolio – Initial Class
Growth – SC2	D	VIP Growth Portfolio – Service Class 2
Fidelity Growth & Income	A, B & C	VIP Growth & Income Portfolio – Initial Class
High Income – SC2	A, B, C & D	VIP High Income Portfolio – Service Class 2
Index 500	A, B & C	VIP Index 500 Portfolio – Initial Class
Index 500 – SC2	D	VIP Index 500 Portfolio – Service Class 2
Mid-Cap – SC2	A, B, C & D	VIP Mid Cap Portfolio – Service Class 2
Overseas	A, B & C	VIP Overseas Portfolio – Initial Class
Fidelity Real Estate – SC2	D	VIP Real Estate Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	A, B & C	Franklin Global Real Estate Securities Fund – Class 2
Franklin Small Cap Value Securities	A, B, C & D	Franklin Small Cap Value Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities	A, B & C	Franklin Small-Mid Cap Growth Securities Fund – Class 2
Franklin U.S. Government	A, B, C & D	Franklin U.S. Government Fund – Class 2
Mutual Shares Securities	A, B, C & D	Mutual Shares Securities Fund – Class 2
Templeton Global Bond Securities	D	Templeton Global Bond Securities Fund – Class 2
Templeton Growth Securities	A, B & C	Templeton Growth Securities Fund – Class 2
J.P. Morgan Insurance Trust:
Intrepid Growth	D	Intrepid Growth Portfolio – Class 1
Intrepid Mid Cap	D	Intrepid Mid Cap Portfolio – Class 1
Mid Cap Growth	D	Mid Cap Growth Portfolio – Class 1
Mid-Cap Value	A, B & C	Mid Cap Value Portfolio – Class 1
Small Cap Core	A, B & C	Small Cap Core Portfolio – Class 1
Small Cap Core – CL2	D	Small Cap Core Portfolio – Class 2
T. Rowe Price Equity Series, Inc.:
Equity Income	A, B, C & D	Equity Income Portfolio
Mid-Cap Growth	A, B & C	Mid-Cap Growth Portfolio
New America Growth	A, B, C & D	New America Growth Portfolio
Personal Strategy Balanced	A, B, C & D	Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.:
International Stock	A, B, C & D	International Stock Portfolio

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

39

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account's investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account's own assumptions in determining the fair value of the investments)

At December 31, 2012, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account's financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Farm Bureau Life Insurance Company

The amounts due to or from Farm Bureau Life Insurance Company represent investment purchases and redemptions that have not been remitted to or by the Account.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C. Product D assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy

40

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions (continued)

years, then 0.03% monthly thereafter. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. (For Product A policies purchased prior to May 1, 2005, premiums are reduced by a 7% charge up to the threshold premium and 2% of each premium in excess of the threshold.) Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3 and $10 for Products A, B, C and D, respectively, is deducted monthly for the administration of policies and the Account. (For Product A policies purchased prior to May 1, 2005, a $5 expense charge is deducted monthly for administration of policies and the Account.) The policy expense charge assessed on Product D is deducted monthly for the first ten policy years. Product B applies an additional monthly charge of $.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an additional monthly charge per $1,000 (determined by the Specified Amount and age of the insured) of the Specified Amount or increase in the Specified Amount for the first ten policy years. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account's prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

41

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2012:

Subaccount	Cost of Purchases	Proceeds from Sales
Products A, B and C:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$20,335	$17,415
Inflation Protection Bond	63,428	14,377
Ultra	63,288	105,027
Value	1,298,599	222,775
Vista	68,029	161,028
Calvert Variable Products, Inc.:
NASDAQ 100 Index	211,602	218,002
Russell 2000 Small Cap Index	287,083	265,314
S&P MidCap 400 Index	217,787	290,232
Dreyfus Variable Investment Fund:
Appreciation	1,009,134	424,411
Dreyfus Growth & Income	52,056	57,963
International Equity	400,845	2,093,373
Opportunistic Small Cap	64,314	113,238
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	15,399	58,171
Federated Insurance Series:
Capital Appreciation	5,065,071	6,801,800
Managed Volatility	3,730,247	3,276,347
Prime Money	141,378	201,001
Quality Bond	1,416,779	2,342,620
Fidelity® Variable Insurance Products Funds:
Contrafund	1,112,133	1,683,064
Growth	357,443	1,056,728
Fidelity Growth & Income	245,656	451,577
High Income – SC2	1,771,153	351,827
Index 500	726,601	945,026
Mid-Cap – SC2	527,263	522,238
Overseas	223,767	315,879
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	154,802	293,995
Franklin Small Cap Value Securities	225,595	1,302,738
Franklin Small-Mid Cap Growth Securities	809,569	269,371
Franklin U.S. Government	461,336	657,506
Mutual Shares Securities	97,954	180,090
Templeton Growth Securities	100,801	157,890

42

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Products A, B and C (continued):
J.P. Morgan Insurance Trust:
Mid-Cap Value	$1,705,714	$437,057
Small Cap Core	77,949	127,875
T. Rowe Price Equity Series, Inc.:
Equity Income	497,328	1,353,770
Mid-Cap Growth	1,007,274	857,092
New America Growth	278,959	2,169,022
Personal Strategy Balanced	579,016	702,155
T. Rowe Price International Series, Inc.:
International Stock	781,890	568,953
Product D:
Calvert Variable Products, Inc.:
EAFE International Index – F	$176,607	$717,001
NASDAQ 100 Index	41,997	37,227
Russell 2000 Small Cap Index – F	8,091	2,208
S&P MidCap 400 Index – F	6,447	1,787
Columbia Variable Products, Inc.:
International Opportunity	4,919	2,107
Mid Cap Value Opportunity	44,263	234,768
Small Cap Value	229,862	6,724
Small Co. Growth	55,753	190,958
DWS Variable Series I:
Global Small Cap Growth	7,095	7,871
DWS Variable Series II:
Global Thematic	416,716	336,646
Federated Insurance Series:
Capital Appreciation	251,074	407,932
Managed Volatility	27,474	23,346
Prime Money	7,635	45,399
Quality Bond	516,617	859,161
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2	640,099	34,202
Growth – SC2	5,404	4,033
High Income – SC2	105,468	13,317
Index 500 – SC2	9,439	5,206
Mid-Cap – SC2	46,791	119,932
Fidelity Real Estate – SC2	173,277	225,560

43

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Product D (continued):
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities	$65,501	$339,326
Franklin U.S. Government	570,125	154,242
Mutual Shares Securities	9,816	7,936
Templeton Global Bond Securities	402,379	14,419
J.P. Morgan Insurance Trust:
Intrepid Growth	232,680	380,115
Intrepid Mid Cap	700,255	20,313
Mid Cap Growth	5,543	7,782
Small Cap Core – CL2	8,747	17,869
T. Rowe Price Equity Series, Inc.:
Equity Income	583,305	398,522
New America Growth	16,786	13,537
Personal Strategy Balanced	6,664	1,461
T. Rowe Price International Series, Inc.:
International Stock	240,359	5,775

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2012 and 2011:

	Period Ended December 31
	2012			2011
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Products A, B and C:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	849	1,194	(345)	1,514	1,399	115
Inflation Protection Bond	3,859	896	2,963	2,006	3,208	(1,202)
Ultra	4,745	7,257	(2,512)	5,778	5,321	457
Value	114,810	18,742	96,068	2,488	2,366	122
Vista	4,209	9,276	(5,067)	5,789	7,395	(1,606)
Calvert Variable Products, Inc.:
NASDAQ 100 Index	4,829	9,652	(4,823)	5,539	8,505	(2,966)
Russell 2000 Small Cap Index	8,252	13,556	(5,304)	8,570	12,389	(3,819)
S&P MidCap 400 Index	5,985	12,706	(6,721)	6,549	14,236	(7,687)
Dreyfus Variable Investment Fund:
Appreciation	59,675	26,055	33,620	12,121	16,726	(4,605)
Dreyfus Growth & Income	3,493	4,242	(749)	3,783	4,768	(985)
International Equity	22,177	115,606	(93,429)	27,574	67,918	(40,344)
Opportunistic Small Cap	5,563	9,149	(3,586)	7,647	10,003	(2,356)

44

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2012			2011
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Products A, B and C (continued):
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	1,149	4,586	(3,437)	2,043	1,882	161
Federated Insurance Series:
Capital Appreciation	56,869	612,581	(555,712)	7,797,164	283,054	7,514,110
Managed Volatility	18,268	273,547	(255,279)	3,991,424	161,336	3,830,088
Prime Money	14,271	19,075	(4,804)	144,732	8,076	136,656
Quality Bond	41,560	205,615	(164,055)	2,512,606	91,023	2,421,583
Fidelity® Variable Insurance Products Funds:
Contrafund	52,257	89,223	(36,966)	31,854	71,778	(39,924)
Growth	25,819	87,050	(61,231)	39,019	102,098	(63,079)
Fidelity Growth & Income	11,914	35,497	(23,583)	18,243	41,421	(23,178)
High Income – SC2	74,399	15,308	59,091	6,389	6,568	(179)
Index 500	29,222	74,227	(45,005)	33,970	73,919	(39,949)
Mid-Cap – SC2	7,749	20,038	(12,289)	11,251	15,766	(4,515)
Overseas	12,150	24,111	(11,961)	13,335	23,738	(10,403)
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	10,202	18,174	(7,972)	12,275	15,618	(3,343)
Franklin Small Cap Value Securities	8,709	56,342	(47,633)	14,149	27,670	(13,521)
Franklin Small-Mid Cap Growth Securities	48,038	16,535	31,503	5,135	13,849	(8,714)
Franklin U.S. Government	23,729	41,735	(18,006)	49,233	16,986	32,247
Mutual Shares Securities	4,771	11,051	(6,280)	6,179	13,917	(7,738)
Templeton Growth Securities	5,558	10,512	(4,954)	10,811	64,586	(53,775)
J.P. Morgan Insurance Trust:
Mid-Cap Value	70,321	16,743	53,578	4,687	9,516	(4,829)
Small Cap Core	4,452	6,769	(2,317)	5,400	11,211	(5,811)
T. Rowe Price Equity Series, Inc.:
Equity Income	24,219	84,983	(60,764)	61,793	25,997	35,796
Mid-Cap Growth	5,904	30,752	(24,848)	7,935	33,251	(25,316)
New America Growth	19,055	175,443	(156,388)	33,946	41,617	(7,671)
Personal Strategy Balanced	10,819	34,884	(24,065)	10,881	36,093	(25,212)
T. Rowe Price International Series, Inc.:
International Stock	63,666	44,946	18,720	147,368	14,338	133,030
Product D:
Calvert Variable Products, Inc.:
EAFE International Index – F	20,826	82,496	(61,670)	20,513	8,407	12,106
NASDAQ 100 Index	2,525	2,650	(125)	1,229	786	443
Russell 2000 Small Cap Index – F	512	193	319	501	653	(152)
S&P MidCap 400 Index – F	461	141	320	432	1,021	(589)

45

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2012			2011
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Product D (continued):
Columbia Variable Products, Inc.:
International Opportunity	489	218	271	376	147	229
Mid Cap Value Opportunity	4,154	21,930	(17,776)	6,490	5,532	958
Small Cap Value	20,266	573	19,693	302	109	193
Small Co. Growth	5,228	17,675	(12,447)	5,569	3,454	2,115
DWS Variable Series I:
Global Small Cap Growth	565	690	(125)	556	235	321
DWS Variable Series II:
Global Thematic	44,454	36,420	8,034	14,622	6,263	8,359
Federated Insurance Series:
Capital Appreciation	22,009	40,421	(18,412)	47,990	3,622	44,368
Managed Volatility	1,851	2,118	(267)	8,040	372	7,668
Prime Money	763	4,540	(3,777)	5,221	792	4,429
Quality Bond	45,703	82,120	(36,417)	103,829	9,798	94,031
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2	52,033	2,812	49,221	3,944	1,949	1,995
Growth – SC2	468	355	113	526	340	186
High Income – SC2	7,155	940	6,215	365	141	224
Index 500 – SC2	669	447	222	732	387	345
Mid-Cap – SC2	3,330	10,476	(7,146)	3,962	1,731	2,231
Fidelity Real Estate – SC2	12,300	16,504	(4,204)	6,330	3,004	3,326
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities	5,394	29,796	(24,402)	9,449	4,188	5,261
Franklin U.S. Government	45,335	12,411	32,924	7,143	2,852	4,291
Mutual Shares Securities	834	723	111	1,103	1,001	102
Templeton Global Bond Securities	26,490	939	25,551	942	1,009	(67)
J.P. Morgan Insurance Trust:
Intrepid Growth	18,521	30,796	(12,275)	11,493	4,776	6,717
Intrepid Mid Cap	37,419	1,059	36,360	91	48	43
Mid Cap Growth	444	665	(221)	652	465	187
Small Cap Core – CL2	720	1,429	(709)	1,086	466	620
T. Rowe Price Equity Series, Inc.:
Equity Income	47,625	33,654	13,971	16,275	5,687	10,588
New America Growth	1,262	1,049	213	765	533	232
Personal Strategy Balanced	441	118	323	478	362	116
T. Rowe Price International Series, Inc.:
International Stock	23,773	563	23,210	787	583	204

46

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2012, 2011, 2010, 2009 and 2008, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C:
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2012	8,230	$14.64	$120,492	2.03%	0.90%	15.28%
2011	8,575	12.70	108,891	1.34	0.90	(1.55)
2010	8,460	12.90	109,148	2.27	0.90	18.13
2009	8,481	10.92	92,581	3.83	0.90	28.77
2008	7,215	8.48	61,155	0.09	0.90	(24.96)
Inflation Protection Bond:
2012	13,342	14.69	196,006	2.74	0.90	6.60
2011	10,379	13.78	143,059	4.21	0.90	11.04
2010	11,581	12.41	143,667	1.84	0.90	4.46
2009	12,391	11.88	147,203	1.92	0.90	9.49
2008	20,245	10.85	219,686	4.97	0.90	(2.16)
Ultra:
2012	60,018	13.64	818,787	–	0.90	12.91
2011	62,530	12.08	755,530	–	0.90	0.17
2010	62,073	12.06	748,701	0.51	0.90	15.08
2009	62,018	10.48	650,239	0.27	0.90	33.16
2008	56,484	7.87	444,314	–	0.90	(41.96)
Value:
2012	109,452	11.72	1,283,223	2.20	0.90	13.57
2011	13,384	10.32	138,188	2.04	0.90	0.10
2010	13,262	10.31	136,760	1.91	0.90	12.43
2009	25,028	9.17	229,611	5.45	0.90	18.78
2008	23,213	7.72	179,262	2.36	0.90	(27.44)
Vista:
2012	71,609	16.58	1,187,015	–	0.90	14.58
2011	76,676	14.47	1,109,239	–	0.90	(8.71)
2010	78,282	15.85	1,240,506	–	0.90	22.77
2009	77,809	12.91	1,004,312	–	0.90	21.45
2008	80,349	10.63	854,424	–	0.90	(49.11)
Calvert Variable Products, Inc.:
NASDAQ 100 Index:
2012	82,319	20.94	1,723,449	0.66	0.90	16.59
2011	87,142	17.96	1,565,084	0.28	0.90	2.10
2010	90,108	17.59	1,584,927	0.20	0.90	18.53
2009	91,274	14.84	1,354,378	0.09	0.90	52.21
2008	92,327	9.75	900,404	0.05	0.90	(42.44)
Russell 2000 Small Cap Index:
2012	121,231	19.23	2,331,556	0.98	0.90	14.46
2011	126,535	16.80	2,125,915	0.51	0.90	(5.72)
2010	130,354	17.82	2,323,067	0.55	0.90	24.96
2009	136,315	14.26	1,944,128	0.64	0.90	25.09
2008	131,360	11.40	1,497,865	2.01	0.90	(34.56)

47

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C (continued):
Calvert Variable Products, Inc. (continued):
S&P MidCap 400 Index:
2012		123,429	$22.16	$2,735,091	0.96%	0.90%	16.26%
2011		130,150	19.06	2,480,648	0.67	0.90	(3.10)
2010		137,837	19.67	2,711,193	0.78	0.90	24.89
2009		141,950	15.75	2,236,264	0.97	0.90	35.08
2008		137,489	11.66	1,602,439	2.17	0.90	(37.18)
Dreyfus Variable Investment Fund:
Appreciation:
2012		143,473	15.71	2,253,335	3.45	0.90	9.48
2011		109,853	14.35	1,576,426	1.70	0.90	8.06
2010		114,458	13.28	1,520,091	1.80	0.90	14.29
2009		88,901	11.62	1,033,111	2.79	0.90	21.42
2008		105,035	9.57	1,004,888	1.83	0.90	(30.15)
Dreyfus Growth & Income:
2012		45,009	13.23	595,561	1.46	0.90	16.98
2011		45,758	11.31	517,396	1.27	0.90	(3.66)
2010		46,743	11.74	548,569	1.22	0.90	17.64
2009		46,272	9.98	461,992	1.34	0.90	27.62
2008		46,798	7.82	366,073	0.68	0.90	(40.98)
International Equity:
2012		91,670	19.98	1,831,112	0.56	0.90	22.05
2011		185,099	16.37	3,029,199	2.41	0.90	(15.40)
2010		225,443	19.35	4,362,991	1.54	0.90	9.01
2009		192,170	17.75	3,410,690	3.54	0.90	24.13
2008		155,629	14.30	2,224,761	1.70	0.90	(42.73)
Opportunistic Small Cap:
2012		79,087	12.39	979,912	–	0.90	19.48
2011		82,673	10.37	857,250	0.41	0.90	(14.58)
2010		85,029	12.14	1,032,489	0.73	0.90	29.98
2009		84,336	9.34	787,898	1.58	0.90	24.87
2008		77,118	7.48	576,767	0.87	0.90	(38.13)
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2012		23,644	12.06	285,247	0.57	0.90	10.64
2011		27,081	10.90	295,124	0.67	0.90	(0.18)
2010		26,920	10.92	294,062	0.64	0.90	13.51
2009		26,690	9.62	256,841	0.62	0.90	32.14
2008		23,969	7.28	174,405	0.42	0.90	(35.12)
Federated Insurance Series:
Capital Appreciation:
2012		6,958,398	10.21	71,069,711	0.55	0.90	9.20
2011	(4)	7,514,110	9.35	70,285,725	–	0.90	(6.50)

48

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C (continued):
Federated Insurance Series (continued):
Managed Volatility:
2012		3,574,809	$11.21	$40,056,600	2.97%	0.90%	12.55%
2011	(4)	3,830,088	9.96	38,135,777	–	0.90	(0.40)
Prime Money:
2012		131,852	9.87	1,301,317	–	0.90	(0.90)
2011	(4)	136,656	9.96	1,360,940	–	0.90	(0.40)
Quality Bond:
2012		2,257,528	10.68	24,112,569	4.08	0.90	8.76
2011	(4)	2,421,583	9.82	23,785,285	–	0.90	(1.80)
Fidelity® Variable Insurance Products Funds:
Contrafund:
2012		905,912	17.84	16,156,976	1.35	0.90	15.39
2011		942,878	15.46	14,574,766	1.01	0.90	(3.37)
2010		982,802	16.00	15,724,151	1.25	0.90	16.19
2009		1,033,312	13.77	14,231,821	1.43	0.90	34.47
2008		1,064,146	10.24	10,896,605	1.04	0.90	(43.02)
Growth:
2012		1,291,450	10.80	13,953,506	0.60	0.90	13.56
2011		1,352,681	9.51	12,857,806	0.37	0.90	(0.63)
2010		1,415,760	9.57	13,549,603	0.28	0.90	23.01
2009		1,452,538	7.78	11,296,566	0.46	0.90	27.12
2008		1,445,537	6.12	8,841,760	0.85	0.90	(47.60)
Fidelity Growth & Income:
2012		395,193	12.18	4,814,643	2.25	0.90	17.45
2011		418,776	10.37	4,341,737	1.80	0.90	0.78
2010		441,954	10.29	4,549,585	0.72	0.90	13.83
2009		461,390	9.04	4,172,344	1.13	0.90	26.08
2008		462,842	7.17	3,319,883	1.25	0.90	(42.27)
High Income – SC2:
2012		123,235	22.64	2,789,918	7.99	0.90	12.97
2011		64,144	20.04	1,285,609	6.95	0.90	2.77
2010		64,323	19.50	1,254,139	7.77	0.90	12.65
2009		64,603	17.31	1,118,025	8.47	0.90	42.24
2008		59,998	12.17	730,173	9.22	0.90	(25.84)
Index 500:
2012		1,005,170	11.81	11,869,169	2.11	0.90	14.88
2011		1,050,175	10.28	10,794,163	1.97	0.90	1.18
2010		1,090,124	10.16	11,078,485	1.98	0.90	13.90
2009		1,117,828	8.92	9,965,870	2.65	0.90	25.46
2008		1,106,108	7.11	7,858,944	2.25	0.90	(37.52)
Mid-Cap – SC2:
2012		162,254	25.14	4,078,523	0.39	0.90	13.55
2011		174,543	22.14	3,864,151	0.02	0.90	(11.65)
2010		179,058	25.06	4,486,412	0.12	0.90	27.47
2009		184,550	19.66	3,628,879	0.47	0.90	38.45
2008		183,023	14.20	2,598,168	0.24	0.90	(40.13)

49

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C (continued):
Fidelity® Variable Insurance Products Funds (continued):
Overseas:
2012	283,817	$12.86	$3,649,581	1.98%	0.90%	19.63%
2011	295,778	10.75	3,178,323	1.40	0.90	(17.88)
2010	306,181	13.09	4,007,221	1.42	0.90	12.07
2009	321,379	11.68	3,752,302	2.22	0.90	25.46
2008	328,612	9.31	3,059,463	2.73	0.90	(44.32)
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2012	138,628	16.80	2,329,443	–	0.90	26.22
2011	146,600	13.31	1,950,724	7.75	0.90	(6.47)
2010	149,943	14.23	2,133,515	2.83	0.90	19.88
2009	157,851	11.87	1,873,380	12.72	0.90	17.99
2008	140,075	10.06	1,408,500	1.02	0.90	(42.87)
Franklin Small Cap Value Securities:
2012	87,560	25.95	2,272,097	0.89	0.90	17.31
2011	135,193	22.12	2,989,912	0.67	0.90	(4.57)
2010	148,714	23.18	3,447,745	0.75	0.90	27.08
2009	147,003	18.24	2,681,985	1.76	0.90	28.00
2008	111,466	14.25	1,588,738	1.15	0.90	(33.63)
Franklin Small-Mid Cap Growth Securities:
2012	127,770	15.49	1,978,804	–	0.90	9.86
2011	96,267	14.10	1,357,087	–	0.90	(5.62)
2010	104,981	14.94	1,568,876	–	0.90	26.40
2009	109,349	11.82	1,292,003	–	0.90	42.41
2008	143,120	8.30	1,188,318	–	0.90	(43.03)
Franklin U.S. Government:
2012	259,763	14.91	3,873,681	2.68	0.90	0.95
2011	277,769	14.77	4,102,222	3.19	0.90	4.75
2010	245,522	14.10	3,461,809	3.22	0.90	4.37
2009	222,240	13.51	3,003,000	3.78	0.90	2.19
2008	225,795	13.22	2,986,033	4.99	0.90	6.61
Mutual Shares Securities:
2012	78,329	15.91	1,246,159	2.08	0.90	13.24
2011	84,609	14.05	1,188,856	2.33	0.90	(1.95)
2010	92,347	14.33	1,322,912	1.55	0.90	10.23
2009	98,137	13.00	1,275,770	1.99	0.90	24.88
2008	97,509	10.41	1,014,662	3.16	0.90	(37.66)
Templeton Growth Securities:
2012	75,764	15.53	1,176,733	2.03	0.90	20.02
2011	80,718	12.94	1,044,821	1.09	0.90	(7.83)
2010	134,493	14.04	1,888,034	1.27	0.90	6.44
2009	158,164	13.19	2,086,253	3.61	0.90	29.95
2008	94,377	10.15	958,042	1.77	0.90	(42.85)
50

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Products A, B and C (continued):
J.P. Morgan Insurance Trust:
Mid-Cap Value:
2012	135,300	$25.56	$3,458,085	0.80%	0.90%	19.33%
2011	81,722	21.42	1,750,712	1.33	0.90	1.23
2010	86,551	21.16	1,831,045	1.20	0.90	22.38
2009	91,413	17.29	1,580,637	2.29	0.90	25.56
2008	92,232	13.77	1,270,240	1.09	0.90	(33.83)
Small Cap Core:
2012	69,288	18.43	1,276,988	0.20	0.90	18.67
2011	71,605	15.53	1,112,152	0.13	0.90	(5.59)
2010	77,416	16.45	1,273,858	–	0.90	25.96
2009	77,137	13.06	1,007,441	0.82	0.90	21.49
2008	88,507	10.75	951,530	0.19	0.90	(32.60)
T. Rowe Price Equity Series, Inc.:
Equity Income:
2012	367,293	16.13	5,923,154	2.13	0.90	16.13
2011	428,057	13.89	5,945,553	1.79	0.90	(1.56)
2010	392,261	14.11	5,536,369	1.93	0.90	13.97
2009	382,759	12.38	4,739,367	2.00	0.90	24.42
2008	394,014	9.95	3,919,206	2.44	0.90	(36.66)
Mid-Cap Growth:
2012	357,431	26.05	9,310,738	–	0.90	12.87
2011	382,279	23.08	8,821,706	–	0.90	(2.12)
2010	407,595	23.58	9,611,787	–	0.90	26.98
2009	439,902	18.57	8,170,080	–	0.90	44.29
2008	461,244	12.87	5,934,147	–	0.90	(40.28)
New America Growth:
2012	330,160	12.75	4,209,815	0.39	0.90	12.14
2011	486,548	11.37	5,533,647	0.22	0.90	(1.98)
2010	494,219	11.60	5,732,307	0.20	0.90	18.61
2009	512,148	9.78	5,009,619	–	0.90	48.41
2008	407,015	6.59	2,682,042	–	0.90	(38.81)
Personal Strategy Balanced:
2012	436,643	18.95	8,272,708	1.96	0.90	14.16
2011	460,708	16.60	7,648,824	2.06	0.90	(1.19)
2010	485,920	16.80	8,165,783	2.35	0.90	12.68
2009	514,645	14.91	7,674,400	2.18	0.90	30.90
2008	539,729	11.39	6,146,179	2.46	0.90	(30.51)
T. Rowe Price International Series, Inc.:
International Stock:
2012	338,034	12.56	4,244,398	1.31	0.90	17.38
2011	319,314	10.70	3,415,614	1.86	0.90	(13.57)
2010	186,284	12.38	2,306,412	0.94	0.90	13.37
2009	193,818	10.92	2,115,624	2.81	0.90	51.04
2008	190,080	7.23	1,373,653	2.04	0.90	(49.16)

51

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product D:
Calvert Variable Products, Inc.:
EAFE International Index – F:
2012		2,836	$9.66	$27,382	0.35%	–%	17.09%
2011		64,506	8.25	532,140	1.91	–	(12.88)
2010		52,400	9.47	496,314	1.72	–	6.52
2009		32,679	8.89	290,627	1.45	–	27.55
2008	(5)	9,960	6.97	69,472	1.36	–	(30.30)
NASDAQ 100 Index:
2012		5,635	15.00	84,553	0.78	–	17.55
2011		5,760	12.76	73,480	0.29	–	3.07
2010		5,317	12.38	65,843	0.29	–	19.61
2009		2,075	10.35	21,488	0.25	–	53.56
2008	(5)	32	6.74	219	–	–	(32.60)
Russell 2000 Small Cap Index – F:
2012		3,351	12.11	40,591	0.79	–	15.22
2011		3,032	10.51	31,870	0.29	–	(5.06)
2010		3,184	11.07	35,255	0.38	–	25.80
2009		2,080	8.80	18,308	0.47	–	25.89
2008	(5)	93	6.99	648	3.90	–	(30.10)
S&P MidCap 400 Index – F:
2012		1,789	13.40	23,978	0.65	–	17.03
2011		1,469	11.45	16,824	0.31	–	(2.47)
2010		2,058	11.74	24,164	0.50	–	25.70
2009		794	9.34	7,419	0.98	–	36.15
2008	(5)	53	6.86	365	3.17	–	(31.40)
Columbia Variable Products, Inc.:
International Opportunity:
2012		1,140	10.62	12,104	1.78	–	17.87
2011		869	9.01	7,832	5.48	–	(12.78)
2010		640	10.33	6,615	3.74	–	8.85
2009		296	9.49	2,812	0.54	–	30.36
2008	(5)	27	7.28	198	–	–	(27.20)
Mid Cap Value Opportunity:
2012		2,545	11.68	29,729	–	–	18.58
2011		20,321	9.85	200,092	1.62	–	(7.86)
2010		19,363	10.69	207,090	1.28	–	22.87
2009		4,931	8.70	42,892	1.29	–	31.62
2008	(5)	2,294	6.61	15,153	–	–	(33.90)
Small Cap Value:
2012		20,654	12.19	251,838	0.03	–	11.22
2011		961	10.96	10,531	0.88	–	(6.16)
2010		768	11.68	8,967	1.05	–	26.54
2009		594	9.23	5,486	0.90	–	24.90
2008	(5)	399	7.39	2,950	–	–	(26.10)

52

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product D (continued):
Columbia Variable Products, Inc. (continued):
Small Co. Growth:
2012		4,948	$11.19	$55,385	–%	–%	11.68%
2011		17,395	10.02	174,310	–	–	(5.83)
2010		15,280	10.64	162,558	–	–	28.04
2009		9,297	8.31	77,251	–	–	25.34
2008	(5)	844	6.63	5,600	–	–	(33.70)
DWS Variable Series I:
Global Small Cap Growth:
2012		1,111	11.82	13,134	0.66	–	15.43
2011		1,236	10.24	12,664	1.63	–	(9.94)
2010		915	11.37	10,401	0.33	–	26.61
2009		464	8.98	4,166	1.40	–	48.18
2008	(5)	74	6.06	445	–	–	(39.40)
DWS Variable Series II:
Global Thematic:
2012		53,500	10.08	539,048	1.33	–	18.59
2011		45,466	8.50	386,275	0.63	–	(14.31)
2010		37,107	9.92	368,222	0.84	–	13.63
2009		22,730	8.73	198,454	1.11	–	43.82
2008	(5)	7,257	6.07	44,057	–	–	(39.30)
Federated Insurance Series:
Capital Appreciation:
2012		25,956	10.35	268,578	0.65	–	10.22
2011	(4)	44,368	9.39	416,706	–	–	(6.10)
Managed Volatility:
2012		7,401	11.36	84,048	2.88	–	13.60
2011	(4)	7,668	10.00	76,692	–	–	–
Prime Money:
2012		652	10.00	6,523	–	–	–
2011	(4)	4,429	10.00	44,287	–	–	–
Quality Bond:
2012		57,614	10.82	623,504	4.82	–	9.74
2011	(4)	94,031	9.86	927,445	–	–	(1.40)
Fidelity® Variable Insurance Products Funds:
Contrafund – SC2:
2012		64,215	12.52	804,098	2.08	–	16.14
2011		14,994	10.78	161,657	0.86	–	(2.80)
2010		12,999	11.09	144,169	1.19	–	16.86
2009		8,108	9.49	76,908	1.60	–	35.57
2008	(5)	2,307	7.00	16,151	4.39	–	(30.00)

53

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product D (continued):
Fidelity® Variable Insurance Products Funds (continued):
Growth – SC2:
2012		1,946	$11.52	$22,424	0.37%	–%	14.40%
2011		1,833	10.07	18,463	0.13	–	–
2010		1,647	10.07	16,593	0.04	–	23.86
2009		1,072	8.13	8,717	0.28	–	27.83
2008	(5)	362	6.36	2,303	3.63	–	(36.40)
High Income – SC2:
2012		7,326	14.53	106,453	11.19	–	13.96
2011		1,111	12.75	14,160	7.52	–	3.74
2010		887	12.29	10,906	9.26	–	13.69
2009		588	10.81	6,355	13.94	–	43.37
2008	(5)	101	7.54	761	30.37	–	(24.60)
Index 500 – SC2:
2012		4,606	12.23	56,352	1.95	–	15.60
2011		4,384	10.58	46,379	1.83	–	1.83
2010		4,039	10.39	41,984	1.94	–	14.68
2009		3,101	9.06	28,098	2.59	–	26.36
2008	(5)	2,660	7.17	19,079	11.49	–	(28.30)
Mid-Cap – SC2:
2012		8,692	12.06	104,856	0.26	–	14.53
2011		15,838	10.53	166,777	0.02	–	(10.84)
2010		13,607	11.81	160,724	0.14	–	28.51
2009		11,161	9.19	102,532	0.60	–	39.88
2008	(5)	3,278	6.57	21,552	0.55	–	(34.30)
Fidelity Real Estate – SC2:
2012		17,973	13.92	250,147	1.14	–	18.37
2011		22,177	11.76	260,906	1.01	–	7.69
2010		18,851	10.92	205,768	1.43	–	30.15
2009		15,522	8.39	130,244	3.52	–	37.32
2008	(5)	5,227	6.11	31,921	15.20	–	(38.90)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities:
2012		2,862	13.20	37,785	1.28	–	18.39
2011		27,264	11.15	304,010	0.71	–	(3.80)
2010		22,003	11.59	254,922	0.73	–	28.21
2009		15,018	9.04	135,704	1.48	–	29.14
2008	(5)	4,625	7.00	32,356	–	–	(30.00)
Franklin U.S. Government:
2012		52,633	12.43	654,437	1.69	–	1.89
2011		19,709	12.20	240,517	3.22	–	5.63
2010		15,418	11.55	178,047	3.23	–	5.29
2009		9,720	10.97	106,607	4.01	–	3.10
2008	(5)	2,327	10.64	24,758	–	–	6.40

54

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product D (continued):
Franklin Templeton Variable Insurance Products Trust (continued):
Mutual Shares Securities:
2012		3,074	$11.56	$35,548	2.09%	–%	14.23%
2011		2,963	10.12	29,989	2.13	–	(1.08)
2010		2,861	10.23	29,264	1.70	–	11.20
2009		1,827	9.20	16,807	2.30	–	26.03
2008	(5)	654	7.30	4,772	0.83	–	(27.00)
Templeton Global Bond Securities:
2012		28,002	15.95	446,653	1.29	–	15.08
2011		2,451	13.86	33,977	5.89	–	(0.86)
2010		2,518	13.98	35,210	1.46	–	14.40
2009		1,435	12.22	17,532	11.79	–	18.64
2008	(5)	659	10.30	6,786	–	–	3.00
J.P. Morgan Insurance Trust:
Intrepid Growth:
2012		25,068	12.74	319,313	0.83	–	16.35
2011		37,343	10.95	408,992	0.97	–	1.86
2010		30,626	10.75	329,321	0.86	–	16.09
2009		20,024	9.26	185,465	0.49	–	34.20
2008	(5)	4,748	6.90	32,738	–	–	(31.00)
Intrepid Mid Cap:
2012		36,782	19.81	728,542	0.03	–	16.12
2011		422	17.06	7,198	0.86	–	(1.50)
2010		379	17.32	6,558	1.35	–	19.53
2009		340	14.49	4,927	1.51	–	35.67
2008	(5)	279	10.68	2,982	–	–	6.80
Mid Cap Growth:
2012		1,945	12.15	23,642	–	–	16.05
2011		2,166	10.47	22,668	–	–	(6.10)
2010		1,979	11.15	22,067	–	–	25.56
2009		1,376	8.88	12,217	–	–	43.00
2008	(5)	3,167	6.21	19,658	–	–	(37.90)
Small Cap Core – CL2:
2012		2,188	13.13	28,725	–	–	19.36
2011		2,897	11.00	31,857	–	–	(5.01)
2010		2,277	11.58	26,358	–	–	26.97
2009		1,407	9.12	12,837	0.82	–	28.27
2008	(5)	684	7.11	4,865	0.11	–	(28.90)
T. Rowe Price Equity Series, Inc.:
Equity Income:
2012		69,380	12.57	871,990	2.22	–	17.15
2011		55,409	10.73	594,457	1.83	–	(0.74)
2010		44,821	10.81	484,325	2.00	–	15.12
2009		34,201	9.39	321,309	2.16	–	25.53
2008	(5)	8,778	7.48	65,654	3.37	–	(25.20)

55

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Product D (continued):
T. Rowe Price Equity Series, Inc. (continued):
New America Growth:
2012		3,053	$13.67	$41,731	0.48%	–%	13.07%
2011		2,840	12.09	34,316	0.23	–	(1.06)
2010		2,608	12.22	31,857	0.21	–	19.69
2009		2,830	10.21	28,896	–	–	49.71
2008	(5)	690	6.82	4,705	–	–	(31.80)
Personal Strategy Balanced:
2012		2,065	13.11	27,066	2.01	–	15.10
2011		1,742	11.39	19,829	2.09	–	(0.26)
2010		1,626	11.42	18,570	2.51	–	13.75
2009		882	10.04	8,861	2.21	–	32.11
2008	(5)	557	7.60	4,233	4.01	–	(24.00)
T. Rowe Price International Series, Inc.:
International Stock:
2012		25,628	10.86	278,208	2.79	–	18.43
2011		2,418	9.17	22,166	1.59	–	(12.83)
2010		2,214	10.52	23,276	1.31	–	14.47
2009		754	9.19	6,931	4.17	–	52.40
2008	(5)	86	6.03	516	7.14	–	(39.70)

(1)  These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)  These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)  These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized. For subaccounts which redeemed in full during the period indicated, total return has been calculated from the beginning of the reporting period through the date all assets were redeemed and has not been annualized.

(4)  Subaccount commenced operations on July 15, 2011.

(5)  Subaccount commenced operations on June 6, 2008.

7. Subsequent Events

The Account is not aware of any transactions or events, which occurred after the Statements of Assets and Liabilities date and before the financial statements were issued, which would require recognition or disclosure.

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ON CONSOLIDATED FINANCIAL STATEMENTS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for deferred policy acquisition costs and effective July 1, 2010, changed its method of accounting with respect to certain investments with embedded credit derivatives.

Des Moines, Iowa
April 26, 2013

1

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

	December 31,
	2012	2011
Assets
Investments:
Fixed maturities – available for sale, at fair value (amortized cost: 2012 – $5,586,864; 2011 – $5,182,098)	$6,213,266	$5,562,462
Equity securities – available for sale, at fair value (cost: 2012 $80,740; 2011 $54,329)	84,432	55,781
Mortgage loans	559,984	558,243
Real estate	4,668	2,541
Policy loans	174,254	172,368
Short-term investments	50,014	4,389
Other investments	371	189
Total investments	7,086,989	6,355,973
Cash and cash equivalents	24,834	98,827
Securities and indebtedness of related parties	100,606	64,516
Accrued investment income	69,517	67,070
Reinsurance recoverable	98,238	94,685
Deferred acquisition costs	193,688	247,307
Value of insurance in force acquired	17,154	25,782
Current income taxes recoverable	6,421	647
Other assets	35,769	42,053
Assets held in separate accounts	618,809	603,903
Total assets	$8,252,025	$7,600,763

See accompanying notes.
2

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS (Continued)
(Dollars in thousands, except per share data)

	December 31,
	2012	2011
Liabilities and stockholder's equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,050,846	$3,744,857
Traditional life insurance and accident and health products	1,457,075	1,401,995
Other policy claims and benefits	38,213	39,584
Supplementary contracts without life contingencies	361,273	359,663
Advance premiums and other deposits	226,485	211,573
Amounts payable to affiliates	620	936
Deferred income taxes	228,582	146,854
Other liabilities	71,493	59,731
Liabilities related to separate accounts	618,809	603,903
Total liabilities	7,053,396	6,569,096
Stockholder's equity:
Farm Bureau Life Insurance Company stockholder's equity:
Preferred stock, 7 1/2% cumulative, par value $50.00 per share – authorized 6,000 shares, none issued and outstanding	–	–
Common stock, par value $50.00 per share – authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,195	171,195
Accumulated other comprehensive income	296,423	177,558
Retained earnings	728,474	680,375
Total Farm Bureau Life Insurance Company stockholder's equity	1,198,592	1,031,628
Noncontrolling interest	37	39
Total stockholder's equity	1,198,629	1,031,667
Total liabilities and stockholder's equity	$8,252,025	$7,600,763

See accompanying notes.
3

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands)

	Year ended December 31,
	2012	2011	2010
Revenues:
Interest sensitive product charges	$101,365	$93,401	$90,258
Traditional life insurance premiums	175,086	168,420	161,999
Net investment income	359,120	341,744	321,916
Net realized capital gains on sales of investments	18,840	12,415	21,010
Total other-than-temporary impairment losses	(26,399)	(20,206)	(30,279)
Non-credit portion in other comprehensive income	9,372	6,555	20,543
Net impairment loss recognized in earnings	(17,027)	(13,651)	(9,736)
Other income	3,569	3,751	2,731
Total revenues	640,953	606,080	588,178
Benefits and expenses:
Interest sensitive product benefits	196,387	190,987	175,454
Traditional life insurance benefits	156,290	148,911	137,145
Policyholder dividends	14,275	17,029	17,569
Underwriting, acquisition and insurance expenses	140,969	121,243	121,663
Other expenses	321	389	416
Total benefits and expenses	508,242	478,559	452,247
	132,711	127,521	135,931
Income taxes	(44,297)	(41,368)	(45,235)
Equity income, net of related income taxes	4,683	1,284	3,458
Net income	93,097	87,437	94,154
Net loss attributable to noncontrolling interest	2	2	3
Net income attributable to Farm Bureau Life Insurance Company	$93,099	$87,439	$94,157

See accompanying notes.
4

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Dollars in thousands)

	Year ended December 31,
	2012	2011	2010
Net income	$93,097	$87,437	$94,154
Other comprehensive income, net of tax
Change in net unrealized investment gains/losses	124,945	138,564	127,584
Non-credit impairment losses	(5,984)	(4,261)	(13,353)
Change in underfunded status of postretirement benefit plans	(96)	(5)	304
Total other comprehensive income, net of tax	118,865	134,298	114,535
Total comprehensive income, net of tax	211,962	221,735	208,689
Comprehensive loss attributable to noncontrolling interest	2	2	3
Total comprehensive income applicable to Farm Bureau Life Insurance Company	$211,964	$221,737	$208,692

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
(Dollars in thousands)

	Farm Bureau Life Insurance Company Stockholder's Equity
	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Non- controlling Interest	Total Stockholder's Equity
Balance at January 1, 2010	$2,500	$171,195	$(70,942)	$637,256	$39	$740,048
Cumulative effect of adoption of new accounting standards	–	–	(333)	(98,477)	–	(98,810)
Restated balance at January 1, 2010	2,500	171,195	(71,275)	538,779	39	641,238
Net income	–	–	–	94,157	(3)	94,154
Other comprehensive income	–	–	114,535	–	–	114,535
Dividends to parent	–	–	–	(20,000)	–	(20,000)
Receipts related to noncontrolling interest	–	–	–	–	5	5
Balance at December 31, 2010	2,500	171,195	43,260	612,936	41	829,932
Net income	–	–	–	87,439	(2)	87,437
Other comprehensive income	–	–	134,298	–	–	134,298
Dividends to parent	–	–	–	(20,000)	–	(20,000)
Balance at December 31, 2011	2,500	171,195	177,558	680,375	39	1,031,667
Net income	–	–	–	93,099	(2)	93,097
Other comprehensive income	–	–	118,865	–	–	118,865
Dividends to parent	–	–	–	(45,000)	–	(45,000)
Balance at December 31, 2012	$2,500	$171,195	$296,423	$728,474	$37	$1,198,629

See accompanying notes.
5

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Year ended December 31,
	2012	2011	2010
Operating activities
Net income	$93,097	$87,437	$94,154
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to account balances	141,490	138,017	134,498
Charges for mortality, surrenders and administration	(95,437)	(88,850)	(85,095)
Net realized (gains) losses on investments	(1,813)	1,236	(11,274)
Change in fair value of derivatives	259	85	(2,315)
Increase in traditional life and accident and health benefit accruals	55,080	39,545	43,543
Deferral of acquisition costs	(47,551)	(44,620)	(40,758)
Amortization of deferred acquisition costs and value of insurance in force	41,157	29,784	32,674
Change in reinsurance recoverable	(3,553)	(424)	(84)
Provision for deferred income taxes	17,724	1,689	20,895
Other	7,275	27,256	(23,460)
Net cash provided by operating activities	207,728	191,155	162,778
Investing activities
Sales, maturities or repayments:
Fixed maturities – available for sale	652,274	404,239	468,928
Equity securities – available for sale	12,860	2,505	20
Mortgage loans	71,544	182,948	41,217
Derivative instruments	161	1,698	3,869
Policy loans	35,907	37,823	38,444
Securities and indebtedness of related parties	301	86	1,535
Other investments	–	–	1,725
Real estate	–	5,075	–
Acquisitions:
Fixed maturities – available for sale	(1,041,330)	(860,600)	(947,101)
Equity securities – available for sale	(38,962)	(3,280)	(10,558)
Mortgage loans	(75,780)	(181,520)	(33,744)
Derivative instruments	(223)	(274)	(267)
Policy loans	(37,793)	(39,672)	(39,946)
Securities and indebtedness of related parties	(38,152)	(26,679)	(3,372)
Short-term investments, net change	(45,625)	161,963	(72,563)
Purchases and disposals of property and equipment, net	(414)	(441)	(855)
Net cash used in investing activities	(505,232)	(316,129)	(552,668)

See accompanying notes.
6

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(Dollars in thousands)

	Year ended December 31,
	2012	2011	2010
Financing activities
Contract holder account deposits	$629,700	$614,264	$778,016
Contract holder account withdrawals	(361,189)	(371,369)	(375,871)
Receipts related to noncontrolling interests, net	–	–	5
Dividends paid to parent	(45,000)	(20,000)	(20,000)
Net cash provided by financing activities	223,511	222,895	382,150
Increase (decrease) in cash and cash equivalents	(73,993)	97,921	(7,740)
Cash and cash equivalents at beginning of year	98,827	906	8,646
Cash and cash equivalents at end of year	$24,834	$98,827	$906
Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$25,203	$25,238	$46,480
Non-cash investing activity:
Foreclosure of mortgage loans to real estate	2,131	–	–

See accompanying notes.
7

FARM BUREAU LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

1) Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

Accounting Changes

Effective January 1, 2012, we adopted guidance issued by the Financial Accounting Standards Board (FASB) related to accounting for costs associated with acquiring or renewing insurance contracts. This guidance defines allowable deferred acquisition costs as the incremental direct cost of contract acquisition and certain costs related directly to underwriting, policy issuance and processing. This guidance also allows for the deferral of advertising costs if directly linked to a sale. We have applied the guidance retrospectively, resulting in a reduction to stockholders' equity of $72.6 million at January 1, 2012, $89.3 million at January 1, 2011 and $98.8 million at January 1, 2010. The impact from adoption has been reported as a cumulative effect from adoption of a new accounting standard within the Consolidated Statements of Stockholders' Equity. The following tables present the effect of the change on financial statement line items for prior periods that were retrospectively adjusted:

Consolidated Balance Sheet

	December 31, 2011
	Prior to Adoption	Currently Reported	Impact
	(Dollars in thousands)
Assets:
Deferred acquisition costs	$358,981	$247,307	$(111,674)
Liabilities:
Deferred income taxes	185,940	146,854	39,086
Stockholder's equity:
Accumulated other comprehensive income	149,334	177,558	28,224
Retained earnings	781,187	680,375	(100,812)
Impact to stockholder's equity			$(72,588)

Consolidated Statements of Operations

	Year ended December 31, 2011			Year ended December 31, 2010
	Prior to Adoption	Currently Reported	Impact	Prior to Adoption	Currently Reported	Impact
Underwriting, acquisition and insurance expenses	$116,323	$121,243	$(4,920)	$116,354	$121,663	$(5,309)
Income taxes	43,089	41,368	1,721	47,093	45,235	1,858
Net income attributable to Farm Bureau Life			$(3,199)			$(3,451)

8

Effective January 1, 2012, we adopted guidance issued by the FASB related to the presentation of comprehensive income. This guidance requires us to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. This guidance removes the presentation option allowing comprehensive income disclosures in the statement of changes in stockholder's equity, but does not change the items that must be reported in other comprehensive income. We have elected to present a separate statement of comprehensive income immediately following our consolidated statements of operations for annual periods. Other than this presentation change, the adoption of this guidance did not have any impact on our consolidated financial statements.

Effective January 1, 2011, we adopted guidance issued by the Financial Accounting Standards Board (FASB) which clarified that investments held within the separate accounts of an insurance entity should not be combined with the insurer's general account interest in the same investments when determining whether consolidation is required, unless the separate account interests are held for the benefit of a related party. The adoption of this guidance had no impact on our consolidated financial statements.

Effective July 1, 2011, we adopted guidance issued by the FASB related to the determination of whether a mortgage loan modification is a troubled debt restructuring. Under this guidance, if a restructuring constitutes a concession and the debtor is experiencing financial difficulties, a troubled debt restructuring has occurred. This guidance required retrospective application to any restructuring activities occurring since January 1, 2011. The adoption of this guidance had no impact on our consolidated financial statements.

Effective July 1, 2010, we adopted guidance issued by the FASB, which clarifies the type of embedded credit derivative that is exempt from bifurcation. This guidance requires that the only form of embedded credit derivatives that qualify for the exemption are credit derivatives related to the subordination of one financial instrument to another. For securities no longer exempt under the new guidance, companies may continue to forgo bifurcating the embedded derivatives if they elect, on an instrument-by-instrument basis, and report the security at fair value with changes in fair value reported through the statements of operations. Upon adoption of this guidance, we elected the fair value option for a synthetic collateralized debt obligation security, reclassifying $4.3 million of unrealized loss, net of offsets, from accumulated other comprehensive income (loss) to retained earnings. The impact from adoption has been reported as a cumulative effect from adoption of a new accounting standard within the Consolidated Statements of Changes in Stockholder's Equity.

Investments

Fixed Maturities and Equity Securities

Fixed maturities, comprised of bonds, redeemable preferred stock and certain non-redeemable preferred stock, which may be sold, are designated as "available for sale." Available-for-sale securities are reported at fair value and unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the synthetic collateralized debt obligation in 2010 (See Note 1), are included directly in stockholder's equity as a component of accumulated other comprehensive income. Beginning July 1, 2010, unrealized gains and losses relating to the synthetic collateralized debt obligation are recorded as a component of net investment income in the consolidated statements of operations. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized.

Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of mutual funds and common and non-redeemable preferred stocks, are designated as "available for sale" and are reported at fair value. The change in unrealized gains and losses of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement or a loan modification which has been classified as troubled debt restructuring), the carrying value of the mortgage loan is reduced to its fair value,

9

which may be based upon the present value of expected future cash flows from the loan, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income is accrued on impaired loans to the extent it is deemed collectible (generally delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as nonaccrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely.

Real Estate

Real estate is reported at cost less allowances for depreciation, as applicable. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value, an impairment loss is recognized and the property's cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. There was one property held for investment with a valuation allowance of less than $0.1 million as of December 31, 2012 and December 31, 2011. There were no properties held for sale with a valuation allowance as of December 31, 2012 or December 31, 2011.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition, are reported at cost adjusted for amortization of premiums and accrual of discounts. Other investments include call options, which are carried at fair value and our ownership interest in aircraft acquired in a troubled debt restructuring with a bond issuer that filed for bankruptcy. The ownership interest in the aircraft is reported at cost, less accumulated depreciation.

We have embedded derivatives associated with modified coinsurance contracts, which are included within reinsurance recoverable, and at December 31, 2011, with a collateralized debt obligation included in fixed maturities. These instruments are carried at fair value with changes reflected in net investment income. See Note 3 for more information regarding our derivative instruments.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence and those investments for which we are required to use the equity method of accounting. These corporations and partnerships operate predominately in the investment company, insurance, broker/dealer and real estate industries and include low income housing tax credit generating partnerships. Such investments are accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that it is probable that we will not collect the income.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value for a fixed maturity security is other than temporary and we do not intend to sell or believe we will be required to sell the security before recovery of our amortized cost, a specific write down is charged to earnings for the credit loss and a specific charge is recognized in accumulated other comprehensive income for the non-credit loss component. If we intend to sell or believe we will be required to sell a fixed maturity security before its recovery, the full amount of the impairment write down to fair value is charged to earnings. For all equity securities, the full amount of an other-than-temporary impairment write down is recognized as a realized loss on investments in the consolidated statements of operations and the new cost basis for the security is equal to its fair value.

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We monitor the financial condition and operations of the issuers of fixed maturities and equity securities that could potentially have a credit impairment that is other-than-temporary. In determining whether or not an unrealized loss is other-than-temporary, we review factors such as:

•  historical operating trends;

•  business prospects;

•  status of the industry in which the company operates;

•  analyst ratings on the issuer and sector;

•  quality of management;

•  size of unrealized loss;

•  level of current market interest rates compared to market interest rates when the security was purchased; and

•  length of time the security has been in an unrealized loss position.

In order to determine the credit and non-credit impairment loss for fixed maturities, every quarter we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an other-than-temporary impairment occurs and there is a non-credit portion of the unrealized loss that won't be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities, include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows. Our assumptions for corporate and other fixed maturities include anticipated principal and interest payments and an estimated recovery value, generally based on a percentage return of the current fair value.

After an other-than-temporary write down of all equity securities and any fixed maturities with a credit-only impairment, the cost basis is not adjusted for subsequent recoveries in fair value. For fixed maturities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

Fair Values

Fair values of fixed maturities are based on quoted market prices in active markets when available. Fair values of fixed maturities that are not actively traded are estimated using valuation models that vary by asset class. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities. Fair values of redeemable preferred stocks, equity securities and derivative investments are based on the latest quoted market prices, or for those items not readily marketable, generally at values which are representative of the fair values of comparable issues. See Note 4 for more information on our fair value policies, including assumptions and the amount of securities priced using the valuation models.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable includes the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable includes premium receivable, net of our share of benefits and expenses we owe to the ceding company.

Fair values for the embedded derivatives in our modified coinsurance contracts are based on the difference between the fair value and the cost basis of the underlying investments. See Note 3 for more information regarding derivatives and Note 5 for additional details on our reinsurance agreements.

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Deferred Acquisition Costs and Value of Insurance In Force Acquired

Deferred acquisition costs include certain costs of acquiring new insurance business, including commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Also included are premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 4.70% in 2012, 4.72% in 2011 and 4.69% in 2010.

For participating traditional life insurance and interest sensitive products, these costs are primarily being amortized in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing deferred policy acquisition costs, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing deferred policy acquisition costs, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

As discussed above, we adopted accounting guidance in 2012 impacting deferred acquisition costs. In addition, during 2011, refinements were made to the methods and assumptions used to calculate the amortization of value of insurance in force and deferred acquisition costs, which increased net income $4.8 million.

Other Assets

Other assets include property and equipment, primarily comprised of capitalized software costs, furniture and equipment, which are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is primarily computed using the straight-line method over the estimated useful lives of the assets, which range from two to twenty years. Property and equipment had a carrying value of $4.5 million at December 31, 2012 and $4.7 million at December 31, 2011, and accumulated depreciation and amortization of $14.7 million at December 31, 2012 and $14.1 million at December 31, 2011. Depreciation and amortization expense for property and equipment was $0.6 million in 2012 and $0.4 million in 2011 and 2010.

Other assets at December 31, 2012 and 2011, also includes goodwill of $9.9 million related to the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We evaluate our goodwill balance by comparing the fair value of our reporting units to the carrying value of the goodwill. We conduct our impairment review at least annually as well as when circumstances suggest an impairment may have occurred. Such circumstances include changes in the competitive or overall economic environment or other business condition changes that may negatively impact the value of the underlying business. On a periodic basis, as well as in the event circumstances indicate the value of the business may have declined significantly, we will estimate the value of the business using discounted cash flow techniques. In the event that we were to dispose one of our reporting units, a discounted cash flow approach would be used to estimate the fair value of that reporting unit. We believe this approach better approximates the fair value of our goodwill than a market capitalization approach. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including future premiums, product lapses, investment yields and discount rate. Underlying assumptions are based on historical experience and our best estimates given information available at the time of testing. As a result of our impairment review, we have determined our goodwill was not impaired as of December 31, 2012 or 2011.

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Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for interest sensitive products ranged from 1.00% to 5.50% in 2012 and 2011 and 1.55% to 5.50% in 2010.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 5.84% in 2012, 6.04% in 2011 and 6.20% in 2010. The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

During 2010, we refined reserve calculations for certain traditional life contracts. These refinements, along with associated adjustments to deferred acquisition costs and taxes, resulted in an increase to net income of $3.0 million.

Other Policy Claims and Benefits

We have unearned revenue reserves that reflect the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred acquisition costs.

We have accrued dividends for participating business that are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 35% of direct receipts from policyholders during 2012 (2011 – 38% and 2010 – 39%), and represented 12% of life insurance in force at December 31, 2012, 2011 and 2010.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. A valuation allowance against deferred income tax assets is established if it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets are carried at fair value. The liabilities related to the separate accounts are carried at an amount equal to the fair value of the separate account assets. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when

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assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period. Amortization of deferred acquisition costs is recognized as expense over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is recognized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$22,650	$22,224	$21,681
Amortization of deferred acquisition costs	35,343	33,932	30,490
Amortization of value of insurance in force acquired	5,563	(4,658)	1,718
Other underwriting, acquisition and insurance expenses, net of deferrals	77,413	69,745	67,774
Total	$140,969	$121,243	$121,663

Comprehensive Income

Comprehensive income includes net income, as well as other comprehensive income items not recognized through net income. Other comprehensive income includes unrealized gains and losses on our available-for-sale securities and certain interest rate swaps held in prior years, as well as the unfunded obligation for postretirement benefit plans. These items are included in accumulated other comprehensive income (loss), net of tax and other offsets, in stockholder's equity. The changes in unrealized gains and losses reported in our Statement of Comprehensive Income, excludes net investment gains and losses included in net income which represent transfers from unrealized to realized gains and losses. These transfers, which have been measured through the date of sale totaled $0.1 million in 2012, ($2.6) million in 2011 and $6.5 million in 2010. The related income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired and unearned revenue reserve totaled ($1.3) million in 2012, $0.7 million in 2011 and ($6.0) million in 2010. Comprehensive income also includes changes in the underfunded status of our single employer health and medical postretirement benefit plans totaling ($0.1) million in 2012, less than ($0.1) million in 2011, $0.3 million in 2010.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

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2) Investment Operations

Fixed Maturity and Equity Securities

Available-For-Sale Fixed Maturity and Equity Securities by Investment Category

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-credit losses on other-than- temporary impairments (1)
	(Dollars in thousands)
Fixed maturities:
Corporate (2)	$2,896,556	$399,079	$(9,404)	$3,286,231	$(2,133)
Residential mortgage-backed	599,512	46,113	(6,232)	639,393	(5,164)
Commercial mortgage-backed	463,504	49,173	(1,858)	510,819	–
Other asset-backed	485,796	16,981	(13,063)	489,714	(4,788)
United States Government and agencies	40,039	6,890	–	46,929	–
State, municipal and other governments	1,101,457	141,640	(2,917)	1,240,180	–
Total fixed maturities	$5,586,864	$659,876	$(33,474)	$6,213,266	$(12,085)
Equity securities:
Non-redeemable preferred stocks	$56,909	$4,251	$(668)	$60,492	$–
Common stocks	23,831	109	–	23,940	–
Total equity securities	$80,740	$4,360	$(668)	$84,432	$–
	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-credit losses on other-than- temporary impairments (1)
	(Dollars in thousands)
Fixed maturities:
Corporate (2)	$2,649,402	$290,572	$(41,827)	$2,898,147	$(5,188)
Residential mortgage-backed	652,584	39,789	(16,434)	675,939	(2,028)
Commercial mortgage-backed	452,980	46,935	(9,020)	490,895	–
Other asset-backed	392,182	2,058	(26,080)	368,160	(10,205)
Collateralized debt obligation (3)	270	–	–	270	–
United States Government and
agencies	43,160	7,405	–	50,565	–
State, municipal and other governments	991,520	92,018	(5,052)	1,078,486	–
Total fixed maturities	$5,182,098	$478,777	$(98,413)	$5,562,462	$(17,421)
Equity securities:
Non-redeemable preferred stocks	$33,149	$1,777	$(524)	$34,402	$–
Common stocks	21,180	199	–	21,379	–
Total equity securities	$54,329	$1,976	$(524)	$55,781	$–

(1)  Non-credit losses, subsequent to the initial impairment measurement date, on other-than-temporary impairments are included in the gross unrealized gains and losses column above.

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(2)  Corporate securities include hybrid preferred securities with a carrying value of $99.6 million at December 31, 2012 and $116.7 million at December 31, 2011. Corporate securities also include redeemable preferred stock with a carrying value of $5.6 million at December 31, 2012 and $5.5 million at December 31, 2011.

(3)  The collateralized debt obligation includes an embedded credit derivative, accordingly changes in its fair value are realized as derivative income which is included within other income in the consolidated statements of operations.

Short-term investments have been excluded from the above schedules as amortized cost approximates fair value for these securities.

Available-For-Sale Fixed Maturities by Maturity Date

	December 31, 2012
	Amortized Cost	Fair Value
	(Dollars in thousands)
Due in one year or less	$72,213	$74,275
Due after one year through five years	530,708	579,903
Due after five years through ten years	1,241,663	1,415,763
Due after ten years	2,193,468	2,503,399
	4,038,052	4,573,340
Mortgage-backed and other asset-backed	1,548,812	1,639,926
Total fixed maturities	$5,586,864	$6,213,266

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed maturities not due at a single maturity date have been included in the above table in the year of final contractual maturity.

Net Unrealized Gains (Losses) on Investments in Accumulated Other Comprehensive Income

	December 31, 2012	December 31, 2011
	(Dollars in thousands)
Unrealized appreciation on:
Fixed maturities – available for sale	$626,402	$380,364
Equity securities – available for sale	3,692	1,452
	630,094	381,816
Adjustments for assumed changes in amortization pattern of:
Deferred acquisition costs	(172,321)	(104,875)
Value of insurance in force acquired	(15,346)	(12,281)
Unearned revenue reserve	13,554	8,319
Provision for deferred income taxes	(159,600)	(95,504)
	296,381	177,475
Proportionate share of net unrealized investment losses of equity investees	–	(13)
Net unrealized investment gains	$296,381	$177,462

Change in Unrealized Appreciation/Depreciation of Investments – Recorded in Accumulated Other Comprehensive Income

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Fixed maturities – available for sale	$246,038	$278,537	$236,077
Equity securities – available for sale	2,240	180	2,574
Interest rate swaps	–	121	242
Change in unrealized appreciation/depreciation of investments	$248,278	$278,838	$238,893

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The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities. Subsequent changes in fair value of securities for which a previous non-credit other-than-temporary impairment loss was recognized in accumulated other comprehensive income are reported along with changes in fair value for which no other-than-temporary impairment losses were previously recognized.

Fixed Maturity and Equity Securities with Unrealized Losses by Length of Time

	December 31, 2012
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$123,610	$(2,120)	$84,881	$(7,284)	$208,491	$(9,404)	28.1%
Residential mortgage-backed	10,560	(85)	32,884	(6,147)	43,444	(6,232)	18.6%
Commercial mortgage-backed	27,073	(380)	32,697	(1,478)	59,770	(1,858)	5.6%
Other asset-backed	31,749	(512)	50,468	(12,551)	82,217	(13,063)	39.0%
State, municipal and other governments	33,228	(542)	15,932	(2,375)	49,160	(2,917)	8.7%
Total fixed maturities	$226,220	$(3,639)	$216,862	$(29,835)	$443,082	$(33,474)	100.0%
Equities:
Non-redeemable preferred stocks	$3,858	$(32)	$7,364	$(636)	$11,222	$(668)
Total equity securities	$3,858	$(32)	$7,364	$(636)	$11,222	$(668)
	December 31, 2011
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$248,879	$(9,787)	$134,913	$(32,040)	$383,792	$(41,827)	42.5%
Residential mortgage-backed	19,923	(293)	56,309	(16,141)	76,232	(16,434)	16.7%
Commercial mortgage-backed	44,732	(3,872)	39,790	(5,148)	84,522	(9,020)	9.2%
Other asset-backed	82,801	(3,632)	49,580	(22,448)	132,381	(26,080)	26.5%
State, municipal and other governments	2,932	(45)	49,487	(5,007)	52,419	(5,052)	5.1%
Total fixed maturities	$399,267	$(17,629)	$330,079	$(80,784)	$729,346	$(98,413)	100.0%
Equities:
Non-redeemable preferred stocks	$2,878	$(122)	$7,598	$(402)	$10,476	$(524)
Total equity securities	$2,878	$(122)	$7,598	$(402)	$10,476	$(524)

Included in fixed maturities in the above table are 139 securities from 116 issuers at December 31, 2012 and 248 securities from 203 issuers at December 31, 2011. The unrealized losses in fixed maturities are generally due to wider spreads between the risk-free and corporate and other bond yields relative to the spreads when the securities were purchased. We do not intend to sell or believe we will be required to sell any of our impaired fixed maturities before recovery of their amortized cost basis. The following summarizes the more significant unrealized losses of fixed maturities and equity securities by investment category as of December 31, 2012.

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Corporate securities: The largest unrealized losses are in the finance sector ($99.6 million carrying value and $6.2 million unrealized loss). The largest unrealized losses in the finance sector were in the banking ($53.9 million carrying value and $4.3 million unrealized loss) and the insurance ($35.9 million carrying value and $1.1 million unrealized loss) sub-sectors. Although finance sector spreads declined during 2012, spreads remain wide for several issuers within this sector due to credit concerns with the underlying issuers.

Residential mortgage-backed securities: The unrealized losses on residential mortgage-backed securities were primarily due to continued uncertainty regarding mortgage defaults on Alt-A loans. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities.

Commercial mortgage-backed securities: The unrealized losses on commercial mortgage-backed securities were primarily due to spread widening and industry concerns regarding the potential for future commercial mortgage defaults. The contractual cash flows of these investments are based on mortgages backing the securities. Unrealized losses on military housing bonds were mainly attributed to a limited number of investors and negative publicity regarding this sector. Insured military housing bonds have also been impacted by the removal of their ratings following downgrades of the insurance providers.

Other asset-backed securities: The unrealized losses on other asset-backed securities were primarily due to concerns regarding defaults on subprime mortgages and home equity loans. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities.

State, municipal and other governments: The unrealized losses on state, municipal and other governments were primarily due to general spread widening relative to spreads at which we acquired the bonds. The decline in fair value is primarily due to increased spreads on lower-rated bonds and market concerns regarding specific areas of this sector.

Equity securities: Our gross unrealized losses were on investment grade non-redeemable perpetual preferred securities within the finance sector. These securities provide periodic cash flows, contain call features and are similarly rated and priced like other long-term callable bonds and are evaluated for other-than-temporary impairment similar to fixed maturities. The decline in fair value is primarily due to market concerns regarding the sector. We have evaluated the near-term prospects of our equity securities in relation to the severity and duration of their impairment and based on that evaluation have the ability and intent to hold these investments until recovery of fair value.

Excluding mortgage and asset-backed securities, no securities from the same issuer had an aggregate unrealized loss in excess of $2.5 million at December 31, 2012, with the largest unrealized loss from hybrid Tier 1 capital bonds in the finance sector. With respect to mortgage and asset-backed securities not backed by the United States Government, no security from the same issuer had an aggregate unrealized loss in excess of $5.2 million at December 31, 2012. The security, a collateralized bond obligation of bank and thrift holding companies, is rated non-investment grade.

Mortgage Loans

Our mortgage loan portfolio consists principally of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to-value ratio that provides sufficient excess collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses timely, management maintains and reviews a watch list of mortgage loans that have heightened risk. These loans may include those with: borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each of our mortgage loans individually and establish an allowance as needed for possible losses against our mortgage loan portfolio. An allowance is needed for loans which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements or a modification which has been classified as a troubled debt restructuring.

Any loan delinquent on contractual payments is considered non-performing. At December 31, 2012, there were two non-performing loans over 90 days past due on contractual payments with a carrying value of $16.4 million. At December 31, 2011 there were three non-performing loans over 90 days past due on contractual payments with a carrying value of $18.9 million. During the first quarter of 2012, we foreclosed on one non-performing

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loan with a book value of $2.1 million at December 31, 2011 and took possession of the real estate with an appraised value of $2.4 million. Interest income is accrued on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as nonaccrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. We discontinued the accrual of interest on the two loans totaling $16.4 million at December 31, 2012 and two loans totaling $4.0 million at December 31, 2011.

Mortgage Loans by Collateral Type

	December 31, 2012		December 31, 2011
Collateral Type	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
Office	$219,638	39.2%	$235,920	42.3%
Retail	186,357	33.3	181,222	32.5
Industrial	135,267	24.2	133,047	23.8
Other	18,722	3.3	8,054	1.4
Total	$559,984	100.0%	$558,243	100.0%

Mortgage Loans by Geographic Location within the United States

	December 31, 2012		December 31, 2011
Region of the United States	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
South Atlantic	$166,747	29.8%	$164,826	29.5%
East North Central	82,064	14.7	94,413	16.9
Pacific	80,776	14.4	99,052	17.7
West North Central	79,402	14.2	72,040	12.9
Mountain	49,058	8.8	28,345	5.1
West South Central	42,149	7.5	49,196	8.8
Other	59,788	10.6	50,371	9.1
Total	$559,984	100.0%	$558,243	100.0%

Mortgage Loans by Loan-to-Value Ratio

	December 31, 2012		December 31, 2011
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
0% – 50%	$187,309	33.4%	$154,655	27.7%
50% – 60%	139,087	24.8	142,402	25.5
60% – 70%	195,240	34.9	208,682	37.4
70% – 80%	36,773	6.6	43,771	7.8
80% – 90%	1,575	0.3	8,733	1.6
Total	$559,984	100.0%	$558,243	100.0%

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The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically including when there is indication of a possible significant collateral decline or loan modification and refinance requests.

Mortgage Loans by Year of Origination

	December 31, 2012		December 31, 2011
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
2012	$75,173	13.4%	$–	–%
2011	47,405	8.5	48,557	8.7
2010	27,422	4.9	28,577	5.1
2008	71,412	12.8	73,415	13.2
2007 and prior	338,572	60.4	407,694	73.0
Total	$559,984	100.0%	$558,243	100.0%

Impaired Mortgage Loans

	Year ended December 31,
	2012	2011
	(Dollars in thousands)
Recorded investment	$8,268	$6,191
Unpaid principal balance	10,046	8,053
Discount	628	807
Related allowance	1,150	1,055

In December 2011, we exchanged mortgage loans with a fair value of $130.4 million and investment real estate with a fair value of $5.0 million with another wholly owned subsidiary of FBL Financial Group, Inc. for loans with a fair value of $132.5 million and cash totaling $2.9 million. We realized a gain of $7.4 million on the sale transactions and the loans were purchased at a discount of $0.8 million at December 31, 2011.

Allowance on Mortgage Loans

	Year ended December 31,
	2012	2011
	(Dollars in thousands)
Balance at beginning of period	$1,055	$1,055
Allowances established	335	–
Charge offs	(240)	–
Balance at end of period	$1,150	$1,055

Components of Net Investment Income

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Fixed maturities – available for sale	$317,548	$300,249	$279,170
Equity securities – available for sale	3,508	3,368	3,252
Mortgage loans	31,626	34,613	35,638
Real estate	–	367	380
Policy loans	8,997	9,170	9,782
Short-term investments, cash and cash equivalents	114	35	28
Prepayment fee income and other	6,733	1,546	407
	368,526	349,348	328,657
Less investment expenses	(9,406)	(7,604)	(6,741)
Net investment income	$359,120	$341,744	$321,916

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Realized Gains (Losses) – Recorded in Income

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Realized gains (losses) on sales of investments
Fixed maturities:
Gross gains	$18,318	$5,231	$21,475
Gross losses	(541)	(213)	(366)
Equity securities	309	(5)	(1)
Mortgage loans	767	7,389	(29)
Real estate	–	–	(130)
Short-term investments, cash and cash equivalents	–	–	40
Securities and indebtedness of related parties	(13)	13	21
Impairment losses recognized in earnings:
Credit-related portion of fixed maturity losses (1)	(5,264)	(1,454)	(8,594)
Other credit-related (2)	(11,763)	(12,197)	(1,142)
Realized gains (losses) on investments recorded in income	$1,813	$(1,236)	$11,274

(1)  Amount represents the credit-related losses recognized for fixed maturities which were not written down to fair value. As discussed above the non-credit portion of the losses have been recognized in other comprehensive income.

(2)  Amount represents credit-related losses for mortgage loans, real estate and fixed maturities written down to fair value.

Proceeds from sales of fixed maturity securities-available for sale were $156.3 million in 2012, $70.7 million in 2011 and $251.4 million in 2010.

Included in the net impairment loss recognized in earnings in 2011 is an other-than-temporary impairment of $4.7 million related to an equity method investment held as Securities and Indebtedness of related parties, which is undergoing financial difficulties as a result of class action litigation.

Realized losses on sales were on securities that we did not intend to sell at the prior balance sheet date or on securities that were impaired in a prior period, but decreased in value during the year. Realized gains and losses on sales of investments are determined on the basis of specific identification.

Credit Loss Component of Other-Than-Temporary Impairments on Fixed Maturities

The following table sets forth the amount of credit loss impairments on fixed maturities held by the Company as of the dates indicated for which a portion of the other-than-temporary impairment was recognized in other comprehensive income and corresponding changes in such amounts.

	Year-ended December 31,
	2012	2011
	(Dollars in thousands)
Balance at beginning of period	$(22,479)	$(29,256)
Increases for which an impairment was not previously recognized	(3,815)	(216)
Increases to previously impaired investments	(1,449)	(1,238)
Reductions due to investments sold	215	102
Reductions due to change of intent to not hold investments	83	8,129
Balance at end of period	$(27,445)	$(22,479)

Variable Interest Entities

We evaluate our variable interest entity (VIE) investees to determine whether the level of our direct ownership interest, our rights to manage operations or our obligation to provide ongoing financial support are such that we

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are the primary beneficiary of the entity, and are then required to consolidate it for financial reporting purposes. None of our VIE investees were required to be consolidated during 2012, 2011 or 2010. Our VIE investments are as follows:

	December 31, 2012		December 31, 2011
	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
	(Dollars in thousands)
Real estate limited partnerships	$16,914	$16,914	$17,948	$17,948

The real estate limited partnerships had revenues totaling $4.1 million for 2012, $4.9 million for 2011 and $5.4 million for 2010. We may make commitments to fund partnership investments in the normal course of business. We did not have any other commitments to investees designated as VIE's during the years ended December 31, 2012, 2011 or 2010.

Other

At December 31, 2012, affidavits of deposits covering investments with a carrying value totaling $6,608.4 million were on deposit with state agencies to meet regulatory requirements. Fixed maturities with a carrying value of $386.9 million were on deposit with the Federal Home Loan Bank as collateral for funding agreements. Also, fixed maturities with a carrying value of $0.5 million were on deposit as collateral for an operating lease on software.

At December 31, 2012 we had committed to provide additional funds for investments in limited partnerships. The amounts of these unfunded commitments totaled $33.9 million.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2012 include fixed maturities, real estate, mortgage loans, short-term and equity securities totaling $11.2 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10.0% of stockholders' equity at December 31, 2012.

3) Derivative Instruments

We are not significantly involved in hedging activities and have limited exposure to derivatives. We do not apply hedge accounting to any of our derivative positions. Derivative assets, which are primarily reported in reinsurance recoverable and other investments, totaled $5.6 million at December 31, 2012 and $3.7 million at December 31, 2011. Our derivative assets consist of derivatives embedded within our modified coinsurance agreements and call options which provide an economic hedge for a small block of index annuity contracts, and, through December 31, 2011, a collateralized debt obligation. Derivative liabilities totaled $0.5 million at December 31, 2012 and $0.4 million at December 31, 2011 and include derivatives embedded within our index annuity contracts and derivatives embedded within our modified coinsurance agreements. The net gain (loss) recognized on these derivatives was $1.6 million in 2012, ($1.2) million in 2011 and ($0.3) million in 2010.

We did not have any excess collateral or off-balance sheet collateral at December 31, 2012 or 2011.

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4) Fair Value

The carrying and estimated fair values of our financial instruments are as follows:

Fair Values and Carrying Values

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities – available for sale	$6,213,266	$6,213,266	$5,562,462	$5,562,462
Equity securities – available for sale	84,432	84,432	55,781	55,781
Mortgage loans	559,984	600,448	558,243	581,273
Policy loans	174,254	227,161	172,368	229,202
Other investments	247	247	84	84
Cash, cash equivalents and short-term investments	74,848	74,848	103,216	103,216
Reinsurance recoverable	5,326	5,326	3,391	3,391
Assets held in separate accounts	618,809	618,809	603,903	603,903
Liabilities
Future policy benefits	$3,226,765	$3,352,252	$2,963,374	$2,944,748
Supplemental contracts without life contingencies	361,273	350,187	359,663	311,355
Advance premiums and other deposits	216,857	216,857	200,353	200,353
Other liabilities	131	131	64	64
Liabilities related to separate accounts	618,809	609,704	603,903	592,813

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable data and where observable data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

•  Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•  Level 2 – Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

•  Level 3 – Fair values are based on significant unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

The following methods and assumptions were used in estimating the fair value of our financial instruments:

Fixed maturities:

Level 1 fixed maturities consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

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Level 2 fixed maturities consist of corporate, mortgage and other asset-backed, United States Government agencies and private placement securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level2.

Also included in Level 2 are corporate bonds where quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

Level 3 fixed maturities include private placements as well as corporate, mortgage and other asset-backed and state and municipal securities for which there is little or no current market data available. We use external pricing sources, or if prices are not available will estimate fair value internally. Fair values of private investments in Level 3 are determined by reference to public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities where an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation. Fair values estimated through use of matrix pricing methods rely on an estimate of credit spreads to a risk free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain fixed maturity fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

•  Follow a "pricing waterfall" policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source's knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement and other instruments that are not widely traded. For those securities for which an externally provided fair value is not available we use cash flow modeling techniques to estimate fair value.

•  Evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value which approximates a market exit price.

•  Perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

•  Compare month-to-month price trends to detect unexpected price fluctuation based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research which may include discussions with the original pricing source or other external sources to ensure we are in agreement with the valuation.

•  Compare prices between different pricing sources for unusual disparity.

•  Meet monthly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

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Equity securities:

Level 1 equity securities consist of listed common stocks and mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 equity securities consist of common stock issued by the Federal Home Loan Bank, with estimated fair value based on the current redemption value of the shares and non-redeemable preferred stock with estimated fair value obtained from external pricing sources using a matrix pricing approach.

Level 3 equity securities consist of non-redeemable preferred stock for which no active market exists, and fair value estimates for these securities is based on the values of comparable securities which are actively traded. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

In the case where external pricing services are used for certain Level 1 and Level 2 equity securities, our review process is consistent with the process used to determine the fair value of fixed maturities discussed above.

Mortgage loans:

Mortgage loans are not measured at fair value on a recurring basis. Mortgage loans are a Level 3 measurement as there is no current market for the loans. The fair value of our mortgages is estimated internally using a matrix pricing approach which we would expect to use to evaluate a seasoned loan portfolio. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system A-highest quality, B-moderate quality, C-low quality, W-watch and F-foreclosure) and estimated spreads for new loans over the U.S. Treasury yield curve. Spreads are updated quarterly and loans are reviewed and rated annually with quarterly adjustments should significant changes occur. Our determination of each loan's risk rating as well as selection of the credit spread requires significant judgment. A higher risk rating, as well as an increase in spreads, would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Policy loans:

Policy loans are not measured at fair value on a recurring basis. Policy loans are a Level 3 measurement as there is no current market since they are specifically tied to the underlying insurance policy. The loans are relatively risk free as they cannot exceed the cash surrender value of the insurance policy. Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve. An increase in spreads would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Other investments:

Level 2 other investments include call options with fair values based on counterparty market prices adjusted for a credit component of the counterparty.

Cash, cash equivalents and short-term investments:

Level 1 cash, cash equivalents and short-term investments are highly liquid instruments for which historical cost approximates fair value.

Reinsurance recoverable:

Level 2 reinsurance recoverable includes embedded derivatives in our modified coinsurance contracts under which we cede or assume business. Fair values of these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Future policy benefits, supplemental contracts without life contingencies and advance premiums and other deposits:

Level 3 policy related financial instruments of investment-type contracts are those not involving significant mortality or morbidity risks. No active market exists for these contracts and they are not measured at fair value on a recurring basis. Fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. Fair values for our investment-type contracts with expected maturities, including deferred annuities,

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funding agreements and supplementary contracts, are determined using discounted cash flow valuation techniques based on current interest rates adjusted to reflect our credit risk and an additional provision for adverse deviation. For certain deposit liabilities with no defined maturities and no surrender charges, including pension related deposit administration funds, advance premiums and other deposits, fair value is the account value or amount payable on demand. Significant judgment is required in selecting the assumptions used to estimate the fair values of these financial instruments. For contracts with known maturities, increases in current rates will result in a decrease in discounted cash flows and a decrease in the estimated fair value of the policy obligation.

Certain annuity contracts include embedded derivatives and are measured at fair value on a recurring basis. These embedded derivatives are a Level 3 measurement. The fair value of the embedded derivatives is based on the discounted excess of projected account values (including a risk margin) over projected guaranteed account values. The key unobservable inputs required in the projection of future values which require management judgment include the risk margin as well as the credit risk of our company. Should the risk margin increase or the credit risk decrease the discounted cash flows and the estimated fair value of the obligation will increase.

Other liabilities:

Level 2 other liabilities include the embedded derivatives in our modified coinsurance contracts under which we cede business. Fair values for the embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities.

Liabilities related to separate accounts:

Separate account liabilities are not measured at fair value on a recurring basis. Level 3 separate account liabilities' fair value is based on the cash surrender value of the underlying contract, which is the cost we would incur to extinguish the liability.

Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2012
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Corporate securities	$–	$3,185,768	$100,463	$3,286,231
Residential mortgage-backed securities	–	639,393	–	639,393
Commercial mortgage-backed securities	–	434,538	76,281	510,819
Other asset-backed securities	–	393,958	95,756	489,714
United States Government and agencies	14,884	23,490	8,555	46,929
State, municipal and other governments	–	1,239,957	223	1,240,180
Non-redeemable preferred stocks	–	53,101	7,391	60,492
Common stocks	952	22,988	–	23,940
Other investments	–	247	–	247
Cash and short-term investments	74,848	–	–	74,848
Reinsurance recoverable	–	5,326	–	5,326
Assets held in separate accounts	618,809	–	–	618,809
Total assets	$709,493	$5,998,766	$288,669	$6,996,928
Liabilities
Future policy benefits – index annuity embedded derivatives	$–	$–	$307	$307
Other liabilities	–	131	–	131
Total liabilities	$–	$131	$307	$438

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Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2011
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Corporate securities	$–	$2,791,735	$106,412	$2,898,147
Residential mortgage-backed securities	–	668,228	7,711	675,939
Commercial mortgage-backed securities	–	462,996	27,899	490,895
Other asset-backed securities	–	254,702	113,458	368,160
Collateralized debt obligation	–	–	270	270
United States Government and agencies	15,421	22,556	12,588	50,565
State, municipal and other governments	–	1,066,442	12,044	1,078,486
Non-redeemable preferred stocks	–	19,955	14,447	34,402
Common stocks	1,426	19,953	–	21,379
Other investments	–	84	–	84
Cash and short-term investments	103,216	–	–	103,216
Reinsurance recoverable	–	3,391	–	3,391
Assets held in separate accounts	603,903	–	–	603,903
Total assets	$723,966	$5,310,042	$294,829	$6,328,837
Liabilities
Future policy benefits – index annuity embedded derivatives	$–	$–	$302	$302
Other liabilities	–	64	–	64
Total liabilities	$–	$64	$302	$366

Level 3 Fixed Maturity Securities on a Recurring Basis by Valuation Source

	December 31, 2012
	Third-party vendors	Priced internally	Total
	(Dollars in thousands)
Corporate securities	$70,975	$29,488	$100,463
Residential mortgage-backed securities	–	–	–
Commercial mortgage-backed securities	76,281	–	76,281
Other asset-backed securities	79,320	16,436	95,756
Collateralized debt obligation	–	–	–
United States Government and agencies	8,555	–	8,555
State, municipal and other governments	223	–	223
Total	$235,354	$45,924	$281,278
Percent of total	83.7%	16.3%	100.0%

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	December 31, 2011
	Third-party vendors	Priced internally	Total
	(Dollars in thousands)
Corporate securities	$77,588	$28,824	$106,412
Residential mortgage-backed securities	7,711	–	7,711
Commercial mortgage-backed securities	27,899	–	27,899
Other asset-backed securities	113,458	–	113,458
Collateralized debt obligation	270	–	270
United States Government and agencies	12,588	–	12,588
State, municipal and other governments	8,164	3,880	12,044
Total	$247,678	$32,704	$280,382
Percent of total	88.3%	11.7%	100.0%

Quantitative Information about Level 3 Fair Value Measurements

	December 31, 2012
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$54,538	Discounted cash flow	Credit spread	0.78	% – 9.21% (5.72%)
Commercial mortgage-backed	76,264	Discounted cash flow	Credit spread	1.95	% – 4.80% (3.35%)
Other asset-backed securities	43,119	Discounted cash flow	Credit spread	1.24	% – 6.07% (4.28%)
State, municipal and other governments	223	Discounted cash flow	Credit spread	1.75	% (1.75%)
Non-redeemable preferred stocks	7,391	Discounted cash flow	Credit spread	6.00	% (6.00%)
Total Assets	$181,535
Liabilities
Future policy benefits – index annuity embedded		Discounted cash flow	Credit risk	1.00	% – 2.50% (1.80%)
derivatives	$307		Risk margin	0.15	% – 0.40% (0.25%)

The table above excludes certain securities for which the fair value was based on non-binding broker quotes where we could not reasonably obtain the quantitative unobservable inputs.

Level 3 Financial Instruments Changes in Fair Value Recurring Basis

	December 31, 2012
				Realized and unrealized gains (losses), net
	Balance, December 31, 2011	Purchases	Disposals	Included in net income	Included in other compre- hensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amort- ization included in net income	Balance, December 31, 2012
	(Dollars in thousands)
Corporate securities	$106,412	$–	$(15,504)	$(9)	$3,113	$21,654	$(15,295)	$92	$100,463
Residential mortgage-backed securities	7,711	–	–	–	–	–	(7,711)	–	–
Commercial mortgage-backed securities	27,899	5,105	(3,101)	–	1,251	59,096	(14,055)	86	76,281
Other asset-backed securities	113,458	68,811	(11,351)	(44)	3,820	22,092	(102,192)	1,162	95,756
Collateralized debt obligation	270	–	(27)	(243)	–	–	–	–	–
United States Government and agencies	12,588	–	–	–	(28)	–	(4,010)	5	8,555
State, municipal and other governments	12,044	–	(4,221)	–	(316)	–	(7,845)	561	223
Non-redeemable preferred stocks	14,447	–	(5,105)	105	749	–	(2,805)	–	7,391
Total	$294,829	$73,916	$(39,309)	$(191)	$8,589	$102,842	$(153,913)	$1,906	$288,669

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	December 31, 2011
				Realized and unrealized gains (losses), net
	Balance, December 31, 2010	Purchases	Disposals	Included in net income	Included in other compre- hensive income	Transfers into Level 3 (2)	Transfers out of Level 3 (2)	Amort- ization included in net income	Balance, December 31, 2011
	(Dollars in thousands)
Corporate securities	$117,164	$6,469	$(8,478)	$(1,000)	$(531)	$7,956	$(15,147)	$(21)	$106,412
Residential mortgage-backed securities	10,254	–	(2,450)	–	(46)	–	–	(47)	7,711
Commercial mortgage-backed securities	32,088	6,885	(271)	–	1,802	6,884	(19,236)	(253)	27,899
Other asset-backed securities	15,247	111,356	(4,501)	(1,503)	(613)	–	(7,759)	1,231	113,458
Collateralized debt obligation	1,220	–	–	(950)	–	–	–	–	270
United States Government and agencies	8,188	4,000	–	–	394	–	–	6	12,588
State, municipal and other governments	12,694	–	(648)	–	(2)	–	–	–	12,044
Non-redeemable preferred stocks	9,150	–	–	–	157	5,140	–	–	14,447
Total	$206,005	$128,710	$(16,348)	$(3,453)	$1,161	$19,980	$(42,142)	$916	$294,829

(1)  Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using non-binding broker quotes. During 2012, we were unable to obtain prices from our third party pricing servicers for a portion of our commercial mortgage-backed securities, primarily military housing bonds, accordingly valuations were obtained through brokers familiar with these instruments. During 2012, we began using an external pricing service with access to observable inputs for a portion of our Level 3 investments for which non-binding broker quotes were previously used to estimate fair value. We believe the change in pricing sources is appropriate, and consistent with our pricing waterfall policy to use higher level valuation methods when available. There were no transfers between Level 1 and Level 2 during 2012.

(2)  Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using non-binding broker quotes. Transfers out of Level 3 include those assets that we are now able to obtain pricing from a third party pricing vendor that uses observable inputs. there were no transfers between Level 1 and Level 2 during 2011.

Level 3 Financial Instruments Changes in Fair Value Recurring Basis – Future Policy Benefits

	Year ended December 31,
	2012	2011
	(Dollars in thousands)
Index Product Embedded Derivatives:
Balance, beginning of period	$302	$375
Benefit outflows	(37)	230
Impact of unrealized gains, net	42	(303)
Balance, end of period	$307	$302
Change in unrealized gains/losses on embedded derivatives held at end of period	$42	$(303)

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Valuation of our Financial Instruments Not Reported at Fair Value by Hierarchy Levels

	December 31, 2012
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Mortgage loans	$–	$–	$600,448	$600,448
Policy loans	–	–	227,161	227,161
Total assets	$–	$–	$827,609	$827,609
Liabilities
Future policy benefits	$–	$–	$3,351,945	$3,351,945
Supplemental contracts without life contingencies	–	–	350,187	350,187
Advance premiums and other deposits	–	–	216,857	216,857
Liabilities related to separate accounts	–	–	609,704	609,704
Total liabilities	$–	$–	$4,528,693	$4,528,693

Level 3 Financial Instruments Measured at Fair Value on a Non-Recurring Basis

Certain assets are measured at fair value on a nonrecurring basis, generally mortgage loans or real estate which have been deemed to be impaired as of the end of the reporting period. During 2012, one mortgage loan was impaired to a fair value totaling $1.6 million which resulted in an impairment of $0.3 million. There were no assets carried at fair value on a nonrecurring basis at December 31, 2011.

5) Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance companies. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.5 million of coverage per individual life. New sales of certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance.

We participate in a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. The maximum loss we could incur as a result of losses assumed from other pool members is $7.4 million per event. As of the date of this filing, there have been no claims on the reinsurance pool.

We also have an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $13.0 million. A maximum occurrence limit of $50.0 million applies to policies written on agents of the company who are participating in company-sponsored incentive trips. Additionally, a $200.0 million occurrence limit applies to the home office building. All other occurrence catastrophes are unlimited in amount.

Life insurance in force ceded on a consolidated basis totaled $11,999.3 million (23.1% of direct life insurance in force) at December 31, 2012 and $11,031.5 million (22.2% of direct life insurance in force) at December 31, 2011. Insurance premiums and product charges have been reduced by $28.9 million in 2012, $29.7 million in 2011 and $30.9 million in 2010 and insurance benefits have been reduced by $20.6 million in 2012, $15.7 million in 2011 and $14.7 million in 2010 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, our insurance subsidiaries would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

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Prior to December 30, 2011, we assumed from EquiTrust Life Insurance Company (EquiTrust Life), a former subsidiary of FBL Financial Group, Inc., certain life insurance business above its retention limit. On December 30, 2011, EquiTrust Life transferred to the Company certain life insurance and annuity business originally assumed from or ceded to third party insurance entities. The existing agreements were novated and we, in turn, became the assuming/ceding company of record with these entities under the same terms and conditions of the original contracts. At the same time, we also began assuming primarily closed blocks of direct life insurance and annuity business from EquiTrust Life. Under these agreements we received $14.7 million of fixed maturity securities, $1.4 million of policy loans and $16.5 million of reinsurance recoverables and other assets, and assumed policy and other obligations of $32.6 million. Related to these agreements, life insurance in force assumed totaled $612.9 million (1.5% of total life insurance in force) at December 31, 2012 and $588.8 million (1.5% of total life insurance in force) at December 31, 2011. Premiums and product charges assumed totaled $0.6 million in 2012, less than $0.1 million in 2011 and $0.1 million in 2010. Insurance benefits assumed totaled $1.8 million in 2012. No insurance benefits were assumed in 2011 or 2010.

Policy Provisions

Analysis of the Value of Insurance In Force Acquired

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Excluding impact of net unrealized investment gains and losses:
Balance at beginning of year	$38,063	$33,403	$35,123
Accretion of interest during the year	1,067	1,266	415
Amortization of asset	(6,630)	3,394	(2,135)
Balance prior to impact of net unrealized investment gains and losses	32,500	38,063	33,403
Impact of net unrealized investment gains and losses	(15,346)	(12,281)	(5,697)
Balance at end of year	$17,154	$25,782	$27,706

We periodically revise key assumptions used in the calculation of the value of insurance in force acquired through an "unlocking" process, which increased amortization $2.6 million in 2012. As described in Note 1, during 2011, refinements were made to the methods and assumptions used to calculate the amortization of value of insurance in force acquired, resulting in a $6.9 million reduction in amortization. Net amortization, based on expected future gross profits/margins, for the next five years and thereafter is expected to be as follows: 2013 – $2.8 million; 2014 – $2.6 million; 2015 – $2.8 million; 2016 – $2.5 million; and 2017 – $2.4 million.

Certain variable annuity and variable universal life contracts in our separate accounts and in separate accounts of reinsurance partners have minimum interest guarantees on funds deposited in our general account. In addition, we have certain variable annuity contracts that include a) guaranteed minimum death benefits (GMDBs), b) an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder, and/or c) a guaranteed minimum income benefit (GMIB) that provides monthly income to the contract holder after the eighth policy year.

GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2012		December 31, 2011
	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$178,443	$1,346	$173,734	$2,209
Return the greater of highest anniversary value or net deposits	282,973	7,177	286,631	30,765
Incremental death benefit	252,925	35,502	230,248	24,252
Guaranteed minimum income benefit	38,072	–	35,371	10
Total		$44,025		$57,236

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The separate account assets are principally comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB, IDB or GMIB exceeds account value. The reserve for GMDBs, IDBs, or GMIBs determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $1.9 million at December 31, 2012 and $2.1 million at December 31, 2011. The weighted average age of the contract holders with GMDB, IDB or GMIB rider exposure was 60 years at December 31, 2012 and 55 years December 31, 2011. Benefits paid for GMDBs, IDBs and GMIBs totaled $0.2 million for 2012 and 2011 and $0.3 million for 2010.

6) Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and certain of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. This allocation typically results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that a deferred income tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred income tax assets, projected future taxable income, taxable income from prior years available for recovery and tax planning strategies. Our tax planning strategies assume deferred income tax assets related to unrealized losses on our investments are temporary as we have the ability to hold the investments until maturity, at which time, the existing temporary difference is expected to reverse. As such, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2012 and 2011.

Income Tax Expenses (Credits)

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Taxes provided in consolidated statements of operations on:
Income before noncontrolling interest and equity income (loss):
Current	$26,573	$39,678	$24,339
Deferred	17,724	1,690	20,896
	44,297	41,368	45,235
Equity income (loss) – current	(6,260)	(890)	1,862
Taxes provided in consolidated statements of changes in stockholder's equity:
Change in net unrealized investment gains/losses – deferred	67,278	74,611	68,699
Non-credit impairment losses – deferred	(3,222)	(2,294)	(7,190)
Other – deferred	(52)	(4)	163
	64,004	72,313	61,672
	$102,041	$112,791	$108,769

The consolidated statements of changes in stockholder's equity also include tax reclassifications of $2.3 million in 2010 related to the reclassification of an embedded credit derivative loss as discussed in Note 1.

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Effective Tax Rate Reconciliation to Federal Income Tax Rate

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Income before income taxes, noncontrolling interest and equity income (loss)	$132,711	$127,521	$135,931
Income tax at federal statutory rate (35%)	$46,449	$44,633	$47,576
Tax effect of:
Tax-exempt dividend and interest income	(1,741)	(2,231)	(1,884)
Gain on sale of home office building	(46)	(369)	(369)
Other items	(365)	(665)	(88)
Income tax expense	$44,297	$41,368	$45,235

Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,
	2012	2011
	(Dollars in thousands)
Deferred income tax assets:
Future policy benefits	$20,874	$22,071
Accrued benefit and compensation costs	7,846	7,739
Accrued dividends	2,416	3,032
Other	2,028	1,486
	33,164	34,328
Deferred income tax liabilities:
Fixed maturity and equity securities	218,675	123,458
Deferred acquisition costs	24,825	45,837
Value of insurance in force acquired	6,004	9,023
Property and equipment	1,576	1,645
Other	10,666	1,219
	261,746	181,182
Net deferred income tax liability	$228,582	$146,854

We recognize the benefits of uncertain tax positions in accordance with the provisions of the FASB interpretation on accounting for uncertainty in income taxes. At December 31, 2012 and 2011, our reserve for uncertain tax positions was less than $0.2 million. Unrecognized tax benefits included in our reserve, if recognized, would impact our effective tax rate, although we do not expect these impacts to be material. We recognized interest related to unrecognized tax benefits in interest expense and related penalties in other expenses.

We do not expect any significant increases or decreases in the amount of our reserve for uncertain tax positions within the next twelve months. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2005.

7) Retirement and Compensation Plans

Our parent participates in various defined benefit pension plans, including a multiemployer plan. The multiemployer plan is considered qualified under Internal Revenue Service regulations, and covers substantially all employees providing service to us and the employees providing service to other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employee's compensation. Beginning in 2013, no new participants will enter the multiemployer plan and those participants who had not attained age 40 and 10 years of service as of December 31, 2012 will no longer accrue additional years of service in the multiemployer plan. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants on a basis of time incurred by the

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respective employees for each employer. Such allocations are reviewed annually. Our share of pension expense for all defined benefit pension plans aggregated $4.4 million in 2012, $3.6 million in 2011 and $3.4 million in 2010.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contributed cash in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.7 million in 2012 and $0.6 million in 2011 and 2010. Beginning in 2013, new employees and current employees who had not attained age 40 and 10 years of service as of January 1, 2013 will receive a larger matching contribution as well as a discretionary company contribution.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans, which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single employer plans that provide health and medical benefits to retirees. Postretirement benefit expense totaled $0.1 million in 2012, 2011 and 2010.

8) Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF) and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs. The IFBF is the majority stockholder of our parent, FBL Financial Group, Inc.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred expenses related to these agreements totaling $2.7 million in 2012, $2.6 million in 2011 and $2.2 million in 2010.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $1.7 million during 2012, $1.2 million during 2011 and $1.5 million during 2010 under these agreements. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty) for the use of property and equipment. Expense relating to this agreement totaled $0.8 million in 2012 and 2011 and $1.0 million in 2010.

FBL Investment Management Services, Inc. (formerly EquiTrust Investment Management Services, Inc.), an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $7.9 million during 2012, $6.0 million during 2011 and $5.6 million during 2010 related to these services.

We have service agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $10.0 million in 2012, $9.7 million in 2011 and $8.7 million in 2010 relating to these arrangements.

We are licensed by the IFBF to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.5 million in 2012, 2011 and 2010. We have similar arrangements with other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.4 million in 2012 and $1.5 million in 2011 and 2010.

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9) Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation where damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. In recent years, companies in the life insurance and annuity business have faced litigation, including class action lawsuits, alleging improper product design, improper sales practices and similar claims. We are not aware of any such matters threatened or pending.

In 2006, we incurred a pre-tax charge of $4.9 million relating to the settlement of a lawsuit with a husband and wife who had applied for life insurance policies. The settlement ended litigation regarding the process we followed in denying insurance coverage for medical reasons. Insurance claims were filed under our professional liability and general liability insurance policies for reimbursement of the settlement amount, but coverage was denied. A lawsuit was filed against the insurer and the insurance broker to recover those damages. Claims against the insurer were dismissed in prior court rulings. Claims against the broker for failure to provide timely notice of our claim to said insurers were dismissed by the Polk County, Iowa, District Court, in a December 29, 2011 ruling, which found that even if the insurer had received timely notice, there would have been no coverage. The decision was appealed in the second quarter of 2012 and we do not anticipate a decision by the court until 2013. Any recoveries will be recorded in net income in the period the recovery is received.

Other

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims to be paid during the period and a liability is established at each balance sheet date for any unpaid claims. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 10-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2012 is as follows: 2013 – $1.7 million, 2014 – $1.7 million, 2015 – $1.7 million, 2016 – $1.7 million, 2017 – $1.7 million and thereafter, through 2021 – $6.9 million. Rent expense for the lease totaled $3.1 million in 2012, $2.0 million in 2011, $2.1 million in 2010. These amounts are net of $0.1 million in 2012 and $1.1 million in 2011 and 2010 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $1.2 million at December 31, 2012 and $1.3 million at December 31, 2011.

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. We held a liability for guarantee funds of $1.5 million at December 31, 2012 and $1.9 million at December 31, 2011, and premium tax offset assets of $2.7 million at December 31, 2012 and $2.6 million at December 31, 2011. Expenses (recoveries) incurred for guaranty fund assessments, net of related premium tax offsets and refunds received, totaled less than ($0.1) million in 2012 and less than $0.1 million in 2011.

10) Statutory Insurance Information

Our statutory financial statements are prepared in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State Iowa (the "Insurance Division"). The Insurance Division has adopted the accounting guidance contained in the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (the "Manual") as the prescribed accounting practice for insurance companies domiciled in Iowa. The Insurance Division may permit accounting practices which differ from those prescribed by the Manual. None of our statutory accounting practices differed materially from those prescribed by the Manual. Several differences exist between GAAP and statutory accounting practices. Principally, under statutory accounting, deferred acquisition costs are not capitalized, fixed maturity securities are generally carried at amortized cost, insurance liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

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Statutory Information

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Net gain from operations (excludes impact of realized gains and losses on investments)	$92,988	$87,792	$65,149
Net income	86,589	72,653	72,296

	December 31,
	2012	2011
	(Dollars in thousands)
Capital and surplus	$547,398	$509,151

State laws specify regulatory actions if an insurer's risk-based capital (RBC) ratio, a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company's capital and surplus, including insurance, business, asset and interest rate risks. At December 31, 2012, Farm Bureau Life exceeded the minimum RBC requirements.

Our ability to pay dividends to our parent company is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from its business. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of adjusted policyholders' surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. During 2013, the maximum amount legally available for distribution to our parent company without further regulatory approval is $93.0 million.

11) Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities primarily consist of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of corporate items and products/services that do not meet the quantitative threshold for separate segment reporting, including closed blocks of variable annuity, variable universal life insurance and accident and health insurance products and other investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments. Operating income for the three years ended December 31, 2012 represents net income excluding, as applicable, the impact of realized and unrealized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.
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Financial Information Concerning our Operating Segments

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Operating revenues:
Annuity	$191,410	$182,637	$167,105
Life Insurance	367,102	353,198	340,015
Corporate and Other	78,837	71,723	68,125
	637,349	607,558	575,245
Realized gains (losses) on investments (A)	1,826	(1,233)	11,315
Change in net unrealized gains/losses on derivatives (A)	1,778	(245)	1,618
Consolidated revenues	$640,953	$606,080	$588,178
Net investment income:
Annuity	$190,630	$181,971	$166,538
Life Insurance	137,325	135,395	132,236
Corporate and Other	29,387	24,623	21,524
	357,342	341,989	320,298
Change in net unrealized gains/losses on derivatives (A)	1,778	(245)	1,618
Consolidated net investment income	$359,120	$341,744	$321,916
Depreciation and amortization:
Annuity	$8,492	$8,470	$5,758
Life Insurance	26,262	14,923	20,146
Corporate and Other	(397)	4,575	5,881
	34,357	27,968	31,785
Realized gains/losses on investments (A)	1,200	663	1,742
Change in net unrealized gains/losses on derivatives (A)	–	(148)	564
Consolidated depreciation and amortization	$35,557	$28,483	$34,091
Pre-tax operating income:
Annuity	$54,154	$56,845	$48,971
Life Insurance	42,191	50,354	52,339
Corporate and Other	32,504	22,715	28,897
	128,849	129,914	130,207
Income taxes on operating income	(37,237)	(41,176)	(43,231)
Realized gains/losses on investments (A)	407	(1,233)	6,223
Change in net unrealized gains/losses on derivatives (A)	1,080	(66)	958
Consolidated net income attributable to Farm Bureau Life Insurance Company	$93,099	$87,439	$94,157

	December 31,
	2012	2011
	(Dollars in thousands)
Assets:
Annuity	$3,631,959	$3,429,895
Life Insurance	2,614,071	2,506,623
Corporate and Other	1,563,568	1,399,599
	7,809,598	7,336,117
Unrealized gains in accumulated other comprehensive income (A)	442,427	264,646
Consolidated assets	$8,252,025	$7,600,763

(A)  Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred acquisition costs, value of insurance in force acquired and income taxes attributable to these items.

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Depreciation and amortization related to property and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Our investment in equity method investees and the related equity income are attributable to the Corporate and Other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill was allocated to the Annuity ($3.9 million) and Life Insurance ($6.1 million) segments at December 31, 2012 and 2011.

Premiums collected, which is not a measure used in financial statements prepared according to GAAP, include premiums received on life insurance policies and deposits on annuities and universal life-type products. Net premiums collected totaled $646.3 million in 2012, $665.4 million in 2011 and $610.5 million in 2010.

Under GAAP, premiums on whole life and term life policies are recognized as revenues over the premium-paying period and reported in the Life Insurance segment. The following chart provides a reconciliation of life insurance premiums collected to those reported in the GAAP financial statements.

Reconciliation of Traditional Life Insurance Premiums, Net of Reinsurance

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Traditional and universal life insurance premiums collected	$255,709	$228,788	$212,987
Premiums collected on interest sensitive products	(81,212)	(60,131)	(50,824)
Traditional life insurance premiums collected	174,497	168,657	162,163
Change in due premiums and other	589	(237)	(164)
Traditional life insurance premiums	$175,086	$168,420	$161,999

There is no comparable GAAP financial measure for premiums collected on annuities and universal life-type products. GAAP revenues for those interest sensitive and variable products consist of various policy charges and fees assessed on those contracts, as summarized in the chart below.

Interest Sensitive Product Charges by Segment

	Year ended December 31,
	2012	2011	2010
	(Dollars in thousands)
Annuity
Surrender charges and other	$775	$664	$557
Life Insurance
Administration charges	$11,726	$9,785	$8,135
Cost of insurance charges	39,886	37,280	35,254
Surrender charges	943	576	541
Amortization of policy initiation fees	2,354	1,313	1,293
Total	$54,909	$48,954	$45,223
Variable
Administration charges	$5,975	$5,948	$5,689
Cost of insurance charges	29,638	28,814	29,546
Surrender charges	780	801	1,176
Separate account charges	8,372	7,006	6,905
Amortization of policy initiation fees	916	1,214	1,162
Total	$45,681	$43,783	$44,478
Consolidated interest sensitive product charges	$101,365	$93,401	$90,258

38

Premium Concentration by State

	Year ended December 31,
	2012	2011	2010
Life and annuity collected premiums:
Iowa	28.7%	27.8%	27.4%
Kansas	21.9	19.4	21.6
Oklahoma	7.3	8.8	8.4

39

PART C

OTHER INFORMATION

Item 26. Exhibits

a.	Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(1)

b.	None.

c.	(1)	Underwriting Agreement.(10)

	(2)	Career Agent’s Contract.(3)

	(3)	Commission Schedules. (See Exhibit 3(b) above.)(3)

	(4)	Paying Agent Agreement.(3)

d.	(1)	Policy Form.(5)

	(2)	Universal Cost of Living Increase Rider.(5)

	(3)	Universal Waiver of Charges Rider.(5)

	(4)	Universal Convertible Term Life Insurance Rider.(5)

	(5)	Universal Children’s Term Life Insurance Rider.(5)

	(6)	Death Benefit Guarantee Rider.(5)

	(7)	Universal Guaranteed Insurability Option Rider.(5)

e.	(1)	Application Form.(5)

	(2)	Suitability Supplement.(5)

f.	(1)	Certificate of Incorporation of the Company.(1)

	(2)	By-Laws of the Company.(1)

g.	Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America.(6)

	(2)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(6)

	(3)	Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company.(6)

	(4)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Generali USA Life Reassurance Company.(8)

	(5)	Reinsurance Agreement between Farm Bureau Life Insurance Company and RGA Reinsurance Company.(8)

	(6)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Munich American Reassurance Company.(8)

h.	(1)	Amended and Restated Participation Agreement relating to Equitrust Variable Insurance Series Fund.(9)

(a) Administrative Services Agreement.(12)

	(2)	Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Fund.(10)

(a) Amended and Restated Service Contract.(10)

(b) Service Agreement.(12)

	(3)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(2)

(a) Amended Schedule to Participation Agreement.(4)

(b) Amended Schedule to Participation Agreement.(10)

(4)	Participation Agreement relating to American Century Funds.(7)

(a) Amendment to Shareholder Services Agreement.(7)

(b) Amendment to Participation Agreement.(10)

(c) Amendment to Shareholder Services Agreement.(10)

(d) Novation Agreement relating to American Century Investment Services, Inc. (11)

(5)	Participation Agreement relating to Federated Insurance Series Fund.(13)

(a) Shareholder Information Agreement (Rule 22c-2).(13)

(b) Amendment to Participation Agreement.(13)

(6)	Participation Agreement and Administrative Services Agreement relating to Dreyfus Funds.(4)

(a) Amended Schedule to Participation Agreement Distribution Agreement.(7)

(b) Shareholder Information Agreement (Rule 22c-2).(9)

(c) Amended Schedule to Participation Agreement.(10)

(d) Amended Schedule to Administrative Services Agreement.(10)

(7)	Participation Agreement relating to Franklin Templeton Funds.(4)

(a) Amendment to Participation Agreement.(10)

(b) Amendment to Participation Agreement.(7)

(c) Amendment to Participation Agreement.(10)

(d) Amendment to Participation Agreement.(10)

(e) Amendment to Participation Agreement.(14)

(8)	Participation Agreement relating to JP Morgan Series Trust II.(4)

(a) Amendment to Participation Agreement (Rule 22c-2).(9)

(b) Amendment to Participation Agreement. (11)

(c) Amendment to Supplemental Payment Agreement. (11)

(9)	Participation Agreement relating to Summit Pinnacle Series.(4)

(a) Amendment to Participation Agreement.(10)

(b) Rule 12-b1 Agreement.(10)

(c) Amendment to Administrative Services Agreement.(10)

i.	None.

j.	(1)	Fidelity Shareholder Information Agreement (Rule 22c-2).(9)

	(2)	T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(9)

	(3)	American Century Shareholder Information Agreement (Rule 22c-2).(9)

	(4)	Franklin Templeton Shareholder Information Agreement (Rule 22c-2).(9)

	(5)	Summit Shareholder Information Agreement (Rule 22c-2).(9)

k.	Opinion and Consent of David A. McNeill, Esquire.(14)

l.	None.

m.	None.

n.	(1)	Consent of Ernst & Young LLP(14)

	(2)	Consent of Sutherland Asbill & Brennan LLP(14)

(3)	Opinion and Consent of Carolyn Eddy Langenwalter, Illustration Actuary.(14)

o.	Financial Statement Schedules.(14)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

p.	None.

q.	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(11)

r.	Power of Attorney.(14)

(1)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

(2)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.

(4)

Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.

(5)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 6, 2002.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2005.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 28, 2006.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 27, 2007.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2008.

(11)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 27, 2010.

(12)	Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2011.

(13)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 27, 2012.

(14)	Filed herein.

Item 27. Directors and Officers of the Depositor

Name and
Principal Business Address*	Positions and Offices
Steven L. Baccus	Director
James A. Holte	Director
Doug Gronau	Director
Robert A. Hanson	Director
Joe D. Heinrich	Director
Craig D. Hill	Director
Leland J. Hogan	Director
Doyle Johannes	Director
Perry E. Livingston	Director
Steve Nelson	Director
Charles E. Norris	Director
Kevin D. Paap	Director
Frank S. Priestley	Director

Name and
Principal Business Address*	Positions and Offices
Kevin G. Rogers	Director
Calvin L. Rozenboom	Director
Michael L. Spradling	Director
Philip J. Sundblad	Director
Scott E. VanderWal	Director
Michael S. White	Director
Craig D. Hill	Chairman and Director
Dennis J. Presnall	Senior Vice President and Secretary
Leland J. Hogan	Vice President and Director
James P. Brannen	Chief Executive Officer
Donald J. Seibel	Chief Financial Officer and Treasurer
Charles T. Happel	Chief Investment Officer
Richard J. Kypta	Chief Operating Officer-Life Companies
David A. McNeill	General Counsel and Assistant Secretary
Daniel D. Pitcher	Chief Operating Officer-Property Casualty
David T. Sebastian	Vice President-Strategy and Business Development
Lori K. Strottman	Vice President-Human Resources
Ray Wasilewski	Vice President-Information Technology
Lori Geadelmann	Vice President Assistant General Counsel, Assistant Secretary, and Corporate Compliance Officer
Brian Mamola	Vice President-Corporate Actuarial Appointed Actuary
Michael Mock	Vice President Assistant General Counsel
Janice K. Sewright	Vice President-Accounting
Douglas V. Shelton	Vice President-Tax & Corporate Planning
Christopher T. Shryack	Vice President-Life Sales
Scott S. Shuck	Vice President-Marketing & Sales Services
Robert A. Simons	Vice President-Assistant General Counsel and Assistant Secretary
Cyrus S. Winters	Vice President-Sales
Tony Aldridge	Accounting Vice President
Rod J. Babbitt	Regional Vice President
Laura Kellen Beebe	Securities Vice President
Nancy Doll	Marketing Communications Vice President
Rich Duryea	Regional Vice President
Carolyn Eddy Langenwalter	Illustration Actuary
Paul Grinvalds	Life Operations and Product Management Vice President
Gary D. Harms	Agency Administration Vice President

Name and
Principal Business Address*	Positions and Offices
Steven M. Knutzen	Life Sales Development Vice President
Daniel Koster	Marketing Research and Analysis Vice President
Danielle Kuhn	Accounting Vice President
Kurt G. Larsen	Facilities Development Vice President
Ronnie G. Lee	Regional Vice President
Jackie Marino	Life Underwriting Vice President-Governance and Chief Underwriter
David Merlo	Customer Marketing & Integration Vice President
Mia Murdock	Regional Vice President
Joel Jacobsen	Regional Vice President
Richard A. Murdock	Regional Vice President
Kenneth (Kip) G. Peters	Technical Services Vice President
Larry W. Riley	Regional Vice President
Herman Riva	Securities Vice President
Kristi Rojohn	Compliance Vice President
Robert J. Rummelhart	Investment Vice President
Roger PJ Soener	Investment Vice President, Real Estate

*	The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 28. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL-FINANCIAL GROUP, INC.

Ownership Chart

03/31/2013

Item 29. Indemnification

Article XII of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) FBL Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to Farm Bureau Life Annuity Account and the separate accounts of EquiTrust Life Insurance Company, an affiliate of the Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b) Officers and Managers of FBL Marketing Services, LLC

Name and
Principal Business Address*	Positions and Offices
Chris Shryack	President and Manager
James P. Brannen	Chief Executive Officer
Don Seibel	Chief Financial Officer and Treasurer
Charles T. Happel	Chief Investment Officer

Name and
Principal Business Address*	Positions and Offices
Richard J. Kypta	Executive Vice President
Dan Pitcher	Executive Vice President
David A. McNeill	General Counsel
Cy Winters	Vice President — Sales and Manager
Robert A. Simons	Vice President — Assistant General Counsel — Securities
Doug Shelton	Vice President — Tax and Corporate Planning
Lori Geadelmann	Corporate Compliance Officer, Vice President — Assistant General Counsel and Manager
Deborah K. Peters	Chief Compliance Officer, Broker/Dealer Compliance Vice President
Kristi Rojohn	Compliance Vice President and Secretary and Manager
Tony Aldridge	Accounting Vice President
Clint May	Counsel
Jennifer Morgan	Assistant Secretary
Erika Horstmann	Assistant Secretary
Sara Tamisiea	Assistant Secretary

*	The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c)	Compensation from the Registrant

		(3)
	(2)	Compensation on
(1)	Net Underwriting	Events Occasioning	(4)	(5)
Name of Principal	Discounts and	the Deduction of a	Brokerage	Other
Underwriter	Commissions	Deferred Sales Load	Commissions	Compensation*
FBL Marketing Services, LLC	$2,358,142	NA	NA	$117,609

*	Registered representative fees.

Item 31. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 32. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 33. Fee Representation

Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Farm Bureau Life Variable Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 26th day of April, 2013.

FARM BUREAU LIFE VARIABLE ACCOUNT

By:	/s/ Craig D. Hill
Craig D. Hill
Chairman
Farm Bureau Life Insurance Company

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Craig D. Hill
Craig D. Hill
Chairman
Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ Craig D. Hill	Chairman and Director [Principal Executive	April 26, 2013
Craig D. Hill	Officer]

/s/ Donald J. Seibel	Chief Financial Officer and Treasurer	April 26, 2013
Donald J. Seibel	[Principal Financial and Accounting Officer]

*	Director	April 26, 2013
Steven L. Baccus

*	Director	April 26, 2013
James A. Holte

*	Director	April 26, 2013
Doug Gronau

*	Director	April 26, 2013
Robert A. Hanson

*	Director	April 26, 2013
Joe D. Heinrich

*	Vice President and Director	April 26, 2013
Leland J. Hogan

	Signature	Title	Date

	*	Director	April 26, 2013
Doyle Johannes

	*	Director	April 26, 2013
Perry E. Livingston

	*	Director	April 26, 2013
Steve Nelson

	*	Director	April 26, 2013
Charles E. Norris

	*	Director	April 26, 2013
Kevin D. Paap

	*	Director	April 26, 2013
Frank S. Priestley

	*	Director	April 26, 2013
Kevin G. Rogers

	*	Director	April 26, 2013
Calvin L. Rozenboom

	*	Director	April 26, 2013
Michael L. Spradling

	*	Director	April 26, 2013
Philip J. Sundblad

	*	Director	April 26, 2013
Scott E. VanderWal

	*	Director	April 26, 2013
Michael S. White

*By:	/s/ David A. McNeill
David A. McNeill
Attorney-in-Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

h. (7)(e)	Amendment to Participation Agreement.

k.	Opinion and Consent of David A. McNeill, Esquire.

n. (1)	Consent of Ernst & Young LLP.

n. (2)	Consent of Sutherland Asbill & Brennan LLP.

n. (3)	Opinion and Consent of Carolyn Eddy Langenwalter, Illustration Actuary.

o.	Financial Statement Schedules.

Schedule I — Summary of Investments

Schedule III — Supplementary Insurance Information

Schedule IV — Reinsurance

r.	Powers of Attorney